As filed with the Securities and Exchange Commission on April 27, 2017

Registration No.          333-199053

 811- 05672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 198	☒

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(Name of Depositor)

(Former Depositor, Western Reserve Life Assurance Co. of Ohio)

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (213) 742-5216

Alison Ryan, Esq.

Transamerica Premier Life Insurance Company

c/o Office of the General Counsel, MS # 2520

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered:      Units of interest in a separate account under flexible premium individual deferred variable annuity contracts

It is proposed that this filing become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

WRL FREEDOM ATTAINER®

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

WRL Series Annuity Account

Supplement Dated May 1, 2017

to the

Prospectus dated May 1, 2017

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Attainer® dated May 1, 2017

WRL FREEDOM ATTAINER

VARIABLE ANNUITY

Issued Through

WRL SERIES ANNUITY ACCOUNT

By

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Prospectus

May 1, 2017

This prospectus gives you important information about the WRL Freedom Attainer, a flexible payment variable deferred annuity policy (“policy”). This policy is no longer available for purchase by new policy owners. Please read this prospectus and the underlying portfolio prospectuses before you invest and keep them for future reference. This policy is available to individuals as well as to certain groups and individual retirement plans. This policy is not available in all states.

You can put your money into one or more investment choices. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Transamerica Premier Life Insurance Company.

If you would like more information about the WRL Freedom Attainer, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated May 1, 2017. Please call us at 1-800-851-9777 (Monday-Friday, 8:30 a.m.-7:00 p.m. Eastern Time), write us at: Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or visit our website at www.premier.transamerica.com. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policy, fixed account, and the funds:

•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency
•	are not guaranteed to achieve their goal
•	involve risks, including possible loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense

AG00626 – 5/2017

PORTFOLIOS ASSOCIATED WITH THE ACCOUNTS

The subaccounts available under this policy invest in underlying funds of the Portfolios listed below:

SUBACCOUNT	PORTFOLIO

Access VP High Yield FundSM	Access VP High Yield FundSM
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP Utilities	ProFund VP Utilities
TA AB Dynamic Allocation	Transamerica AB Dynamic Allocation VP
TA Aegon Government Money Market	Transamerica Aegon Government Money Market VP
TA Aegon High Yield Bond	Transamerica Aegon High Yield Bond VY
TA Aegon U.S. Government Securities	Transamerica Aegon U.S. Government Securities VP
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP
TA BlackRock Tactical Allocation	Transamerica BlackRock Tactical Allocation VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA International Moderate Growth	Transamerica International Moderate Growth VP
TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP
TA Janus Balanced	Transamerica Janus Balanced VP
TA Janus Mid-Cap Growth	Transamerica Janus Mid-Cap Growth VP
TA Jennison Growth	Transamerica Jennison Growth VP

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TA MFS International Equity	Transamerica MFS International Equity VP
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA PIMCO Tactical - Balanced	Transamerica PIMCO Tactical - Balanced VP
TA PIMCO Tactical - Conservative	Transamerica PIMCO Tactical - Conservative VP
TA PIMCO Tactical - Growth	Transamerica PIMCO Tactical - Growth VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA QS Investors Active Asset Allocation – Conservative	Transamerica QS Investors Active Asset Allocation – Conservative VP
TA QS Investors Active Asset Allocation – Moderate Growth	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
TA Small/Mid Cap Value	Transamerica Small/Mid Cap Value VP
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
TA Torray Concentrated Growth	Transamerica Torray Concentrated Growth VP
TA WMC US Growth	Transamerica WMC US Growth VP

For more information on the underlying fund portfolios, please refer to the prospectus for the underlying fund portfolio.

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DEFINITIONS OF SPECIAL TERMS

accumulation period—The period between the policy date and the maturity date while the policy is in force.

accumulation unit value—An accounting unit of measure we use to calculate subaccount values during the accumulation period.

Administrative Office—Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 851-9777. Our hours are Monday - Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

age—The issue age, which is annuitant’s age on the birthday nearest the policy date, plus the number of completed policy years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the policy.

annuitant—The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the policy’s death benefit provisions and annuity provision.

annuity unit value—An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value—The sum of the separate account value and the fixed account value at the end of any valuation period.

annuitize (annuitization)—When you switch from the accumulation period to the income phase and we begin to make annuity payments to you (or your designee).

beneficiary(ies)—The person(s) you elect to receive the death benefit proceeds under the policy.

cash value—The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual policy charge, and any rider charges.

Code—The Internal Revenue Code of 1986, as amended.

death claim day—Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

death report day—The valuation date on which we have received due proof of death.

fixed account—An investment option to which you can direct your money under the policy, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

fixed account value—During the accumulation period, your policy’s value in the fixed account.

in force—Condition under which the policy is active and an owner is entitled to exercise all rights under the policy.

maturity date—The date on which the accumulation period ends and annuity payments begin.

monthiversary—The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the Monthiversary is the first day of the next month.

NYSE—New York Stock Exchange.

nonqualified policies—policies issued other than in connection with retirement plans.

owner (you, your)—The person(s) entitled to exercise all rights under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time.

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policy anniversary—The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.

policy date—Generally, the later of the date on which the initial purchase payment is received, or the date that the properly completed application is received, at Transamerica Premier Life Insurance Company’s administrative Office. We measure Monthiversaries, policy years, policy months and policy anniversaries from the policy date.

purchase payments/premium payments—Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “purchase payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the policy, which means the purchase payment less any applicable premium taxes.

qualified policies—policies issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account—WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding underlying portfolio..

separate account value—During the accumulation period, your policy’s value in the separate account, which equals the sum of the values in each subaccount.

subaccount—An investment option, which is a subdivision of the separate account that invests exclusively in the shares of a specified underlying portfolio and supports the policies. Subaccounts corresponding to each portfolio hold assets under the policy during the accumulation period. Other subaccounts corresponding to each underlying portfolio will hold assets after the maturity date if you select a variable annuity payment option. A subaccount may also be referred to as an investment choice.

successor owner—The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.

surrender—The termination of a policy at the option of an owner.

underlying funds—Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the underlying funds through our subaccounts. We reserve the right to add other underlying funds as investment choices under the policy in the future.

underlying portfolio—Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the underlying funds through our subaccounts. We reserve the right to add other underlying funds as investment choices under the policy in the future.

valuation date/business day—Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period—The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Transamerica Premier Life Insurance Company (we, us, our, the Company)—Transamerica Premier Life Insurance Company (“TPLIC”).

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SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

The Annuity policy

The WRL Freedom Attainer is a flexible payment variable deferred annuity policy (the “policy”) issued by TPLIC. It is a policy between you, as the owner, and TPLIC, a life insurance company. The policy provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the policy to be used to accumulate money for retirement or other long-term investment purposes.

The policy allows you to direct your money into one or more of the subaccounts. Each subaccount invests exclusively in a single underlying portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the underlying portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 4%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

You can transfer money between any of the investment options during the accumulation period, subject to certain limits on transfers from the fixed account.

For an additional charge, you may purchase an Additional Earnings Rider that may provide a supplemental death benefit. You may only add the Additional Earnings Rider when you purchase the policy. See . Death Benefit – Additional Earnings Rider, for details concerning this rider. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

The Guaranteed Minimum Income Benefit Rider is no longer available for new sales, but if you have previously elected the Guaranteed Minimum Income Benefit Rider you can still upgrade. See Appendix C.

The policy, like all deferred annuity policies, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase starts on the maturity date when you begin receiving regular payments from your policy. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

Annuity Payments

      (The Income Phase)

The policy allows you to receive income after the maturity date under one of several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time. Generally, you cannot annuitize before your policy’s fifth anniversary.

Purchase

You can buy this policy with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified policies) or more under most circumstances. However, we no longer offer this policy for purchase by new policy owners. You can add as little as $50 at any time during the accumulation period. We allow purchase payments up to a total of $1,000,000 per policy year without prior approval. There is no limit on the total purchase payments you may make during the accumulation period.

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Investment Choices

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund portfolio prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation period. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year. In addition, we reserve the right to impose restrictions and limitations on transfers.

Expenses

We do not take any deductions for sales charges from purchase payments at the time you buy the policy. You generally invest the full amount of each purchase payment in one or more of the investment choices.

During the accumulation period and the income phase (if you elect a variable annuity payment option), we deduct a daily mortality and expense risk charge (1.10% annually during the accumulation period and 1.25% annually during the income phase) and a daily administrative charge of 0.15% annually from the money you have invested in the subaccounts.

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your policy’s annuity value. This charge will not increase after you purchase the rider. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We do not assess this charge during the income phase. This rider is not available in all states.

During the accumulation period, we deduct an annual policy charge of $30 from the annuity value on each policy anniversary and at the time of surrender.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per policy year. There is no charge for transfers from the fixed account. We do not currently charge for transfers, although we reserve the right to do so in the future.

If you take a policy loan, we will impose a $30 loan processing fee. Only certain types of qualified policies can take policy loans. This fee is not applicable in all states.

We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your purchase payment(s), if you surrender the policy or partially withdraw its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

If you make a partial withdrawal or surrender your policy completely, we will deduct a withdrawal charge for purchase payments withdrawn within five years after we receive a purchase payment. This charge is 6% of the amount withdrawn if the partial withdrawal occurs within two years of our receipt of the purchase payment, and then declines to 4% in the third year, 3% in the fourth year and 2% in the fifth year.

When we calculate withdrawal charges, we treat partial withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth. For the first partial withdrawal you make in any policy year, we will waive that portion of the withdrawal charge that is based on the first 10% of your policy’s annuity value at the time of the partial withdrawal. Amounts of the first partial withdrawal in excess of the first 10% of your policy’s annuity value and all subsequent partial withdrawals you make during the policy year will be subject to a withdrawal charge. We will deduct the full withdrawal charge if you surrender your policy completely. The 10% “waiver” does not apply to a complete surrender. We waive this charge under certain circumstances. See Expenses - Withdrawal Charge for how we calculate withdrawal charges and waivers.

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The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity policy Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

See Other Information - Distribution of the policies for information concerning compensation we pay our agents for the sale of the policies.

Tax Information

The policy’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a non-qualified policy during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the policy” has been fully recovered. Different tax consequences may apply for a qualified policy. If you are younger than 59 1⁄2 when you take money out of a policy, you may be charged a 10% federal penalty tax on the amount you must report as taxable income.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial withdrawal or complete surrender.

Access to Your Money

You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial withdrawal if it reduces the cash value below $10,000. No partial withdrawals may be made from the fixed account without prior consent from us. Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and withdrawal charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

Partial withdrawals will reduce your cash value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your policy. For example, partial withdrawals may reduce the death benefit and the Additional Earnings Rider benefit by more than the amount withdrawn.

You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

Performance

The value of your policy will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by policy fees and charges. Past performance does not guarantee future results.

Death Benefit

If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your sole beneficiary is your surviving spouse (and you are the owner/annuitant), then your surviving spouse if eligible may elect to continue the policy. If your surviving spouse elects continuation, we will adjust the annuity value as of the death report day to equal the death benefit proceeds on the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state.

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If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the successor owner, then the policy continues. However, the annuity value is not increased to equal the death benefit proceeds.

If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants, successor owners and beneficiaries, and consult your agent if you have questions.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

If the annuitant who is an owner dies before the maturity date and before the fifth policy anniversary, and if a death benefit is payable, the death benefit proceeds will be the greater of:

●	the annuity value of your policy on the death report day; or
●	the total purchase payments you make to the policy, reduced by partial withdrawals, credited with 5% on each policy anniversary (until the annuitant turns age 80), up to a maximum of 200% of total purchase payments minus any partial withdrawals. (Please note that the 5% credit is not available in all states.)

If the annuitant who is an owner dies before the maturity date and on or after the fifth policy anniversary, and if a death benefit is payable, the death benefit proceeds will be the greatest of:

●	the death benefit proceeds described above;
●	the annuity value of your policy on the fifth policy anniversary, reduced by any partial withdrawals after the fifth policy year;
●	if your policy was issued before May 1, 2000, the highest annuity value as of any policy anniversary occurring between
(a)	the later of May 1, 2000 and the fifth policy anniversary and
(b)	the earlier of: the annuitant’s date of death; or the policy anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.
●	if your policy was issued on or after May 1, 2000, the highest annuity value as of any policy anniversary occurring between the fifth policy anniversary and the earlier of:
(a)	the annuitant’s date of death; or
(b)	the policy anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.

The highest annuity value will be increased by purchase payments made, and decreased by adjusted partial withdrawals taken, since the policy anniversary with the highest annuity value.

An additional death benefit may be payable if you purchase the Additional Earnings Rider and it is in effect at the time the death benefit proceeds become payable. You may only select the Additional Earnings Rider if you are both the owner and the annuitant (except in the case of a trust or employee-sponsored plan). This rider is not available in all states and may vary by state. See Death Benefit - Additional Earnings Rider for details.

The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.

Other Information

Right to Cancel Period. You may return your policy for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive the returned policy at our Administrative and Services Office in good order. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned policy. A faxed version or a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The policy will then be deemed void.

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Who Should Purchase the policy? We have designed this policy for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the policy through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the policy (including annuity income benefits) before purchasing the policy, because the tax-favored arrangement itself provides tax-sheltered growth.

Additional Features. This policy has additional features that might interest you. These include the following:

●	Reduced Minimum Initial Purchase Payment (for nonqualified policies): You may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.
●	Systematic Partial Withdrawals: You can arrange to have money automatically sent to you while your policy is in the accumulation period. You may take systematic partial withdrawals, up to the amount permitted under the terms of your policy, monthly, quarterly, semi-annually or annually without paying withdrawal charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.
●	Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA Aegon Government Money Market subaccount or TA JPMorgan Core Bond subaccount to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.
●	Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.
●	Telephone, Fax and Internet Transactions: You may make transfers, partial withdrawals and/or change the allocation of additional purchase payments by telephone or fax. You may also make transfers and change premium payment allocations through our website - www.premier.transamerica.com. Internet transactions are not available for transfers and changes in premium payment allocation involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.
●	Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take partial withdrawals or surrender your policy completely without paying the withdrawal charge, under certain circumstances.
●	Policy Loans (for certain qualified policies): If you own a qualified policy, you may be eligible to take out policy loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Access to Your Money - policy Loans for Certain Qualified policies for details.
●	Guaranteed Minimum Death Benefit Features:
●	Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner is the sole beneficiary, then the surviving spouse if eligible may elect to continue the policy as sole owner and annuitant. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. If the surviving spouse is the sole beneficiary, is eligible, and elects to continue the policy, we will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day.
●	Additional Death Benefit on Beneficiary’s Death: If an owner who is the annuitant dies before the maturity date, and the deceased owner’s spouse is not named as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit under the policy if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

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●	Multiple Beneficiaries: If an owner who is the annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.
●	Additional Earnings Rider: You may add this rider for an additional charge only when you purchase the policy and if you and the annuitant are age 75 or younger. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the policy if the surviving spouse is eligible and elects to continue the policy. If the Additional Earnings Rider is attached to a policy with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. This rider is not available in all states and may vary by state. We recommend that you consult your tax advisor before you purchase this rider.

These features are not available in all states, may vary by state and may not be suitable for certain qualified policies or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider or feature described in this prospectus.

Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the policy. Consult your agent and the policy for details.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial withdrawals, dollar cost averaging and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

Other policies. We offer other variable annuity policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent, or call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus.

Financial Information. We have included in Appendix B a financial history of the accumulation unit values for the subaccounts available through this policy.

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11. Inquiries

If you need additional information or want to make a transaction, please contact us at:

Transamerica Premier Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

You may check your policy at www.premier.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

Please send all premium payments, loan repayments, correspondence and notices to the Administrative Office.

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ANNUITY POLICY FEE TABLE(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and charges that you will pay at the time that you buy the policy, take a loan from the policy, partially withdraw or completely surrender the policy, or transfer annuity value between the subaccounts and/or the fixed account. State premium taxes may also apply.

Owner Transaction Expenses:
Sales Load on Purchase Payments	None
Maximum Withdrawal Charge (as a % of purchase payments)(2)(3)(4)	6%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0 - $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your policy.

Annual Policy Charge(4)	$30 per policy yearly
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(7)
Mortality and Expense Risk Charge	1.10%
Administrative Charge	0.15%
Total Separate Account Annual Expenses	1.25%
Annual Optional Rider Fees:
Additional Earnings Rider Charge(8)	0.35%
Guaranteed Minimum Income Benefit Rider(9) (No Longer Available)
Current	0.35%
Maximum	0.50%

The next table shows the lowest and highest total operating expenses charged by the portfolios for the fiscal year ended December 31, 2016. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses(10)(11)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses.	0.33%	4.39%

The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. The Example shows the highest costs of investing in the policy, including policy owner transaction expenses, the annual policy charge, separate account charges, the charge for the optional Additional Earnings Rider, and highest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

Example(12)	1 Year	3 Years	5 Years	10 Years
If you surrender the policy at the end of the applicable time period.	$1203	$2190	$3152	$5752
If you annuitize* or remain invested in the policy at the end of the applicable time period.	$603	$1790	$2952	$5752

* You cannot annuitize your policy before your policy’s fifth anniversary.

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Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the policies, see “Distribution of the policies.”

(1)	The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See Expenses.

(2)	We may deduct a charge for special services, including overnight delivery, duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

(3)	The withdrawal charge decreases based on the number of years since each purchase payment was made, from 6% in the first two years after the purchase payment was made to 0% in the sixth year after the purchase payment was made. To calculate withdrawal charges, the first purchase payment made is considered to come out first. This charge is waived under certain circumstances.

(4)	We may reduce or waive the withdrawal charge and the annual policy charge for policies sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

(5)	There is no charge for transfers from the fixed account. We do not currently charge for transfers, although we reserve the right to do so in the future.

(6)	Loans are available only for certain qualified policies. The loan processing fee is not applicable in all states.

(7)	These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. These charges apply during the accumulation period; they also apply during the income phase if you elect variable annuity income payments. The mortality and expense risk charge increases to 1.25% during the income phase.

(8)	This rider is optional. You may only add this rider when we issue the policy. If you add it, we will impose during the accumulation period an annual rider charge equal to 0.35% of your policy’s annuity value on each rider anniversary and pro rata on the termination date of the rider. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. This rider is not available in all states.

(9)	This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix C.

(10)	The portfolio expenses used to prepare this table were provided to TPLIC by the fund(s). TPLIC has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2016. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

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(11)	The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, TPLIC took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2016.

(12)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual policy charge of $30 is reflected as an annual charge of 0.10% that is determined by dividing the total annual policy charges collected during the previous calendar year by the total average net assets attributable to the policy during that year. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

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THE ANNUITY POLICY

This prospectus describes the WRL Freedom Attainer variable annuity policy offered by TPLIC.

An annuity is a policy between you, the owner, and an insurance company (in this case TPLIC), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. See Annuity Payments (The Income Phase). Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The policy is a flexible payment variable deferred annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.

It is a “flexible payment” policy because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

The policy is a “variable” annuity because the value of your policy can go up or down based on the performance of your investment choices. If you select the variable investment portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your policy, the amount of your annuity payments will also depend upon performance of your investment choices for the income phase.

The policy also contains a fixed account. The fixed account offers an interest rate that is guaranteed by TPLIC to equal at least 4% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

The fixed account is not available in all states. If your policy was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

ANNUITY PAYMENTS

      (THE INCOME PHASE)

You can generally change the maturity date by giving us 30 days notice with the new date or age. Unless required by state law, the maturity date cannot be earlier than the end of the fifth policy year. The latest maturity date generally cannot be after the date specified in your policy unless a later date is agreed to by TPLIC.

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified policies. You cannot change the annuity payment option after the maturity date.

If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. Any portion of the annuity proceeds in the fixed account will not be used to purchase variable annuity units and will be allocated to a fixed payout. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per policy year.

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As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

Supplemental Policy. Once you annuitize and if you have selected a fixed annuity payment option, the policy will end and we will issue a supplemental policy to describe the terms of the option you selected. The supplemental policy will name who will receive the annuity payments and describe when the annuity payments will be made.

Your policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force.

Annuity Payment Options Under the Policy

The policy provides several annuity payment options that are described below. You may choose any annuity payment option available under your policy. You can choose to receive payments monthly, quarterly, semi-annually or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:

●	The amount of the annuity proceeds on the maturity date;
●	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and
●	The specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the policy’s assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the policy’s assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the mortality and expense risk charge of 1.25% annually and the administrative charge of 0.15% annually) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

If you elect a variable annuity payment option, we deduct a daily mortality and expense risk charge of 1.25% annually and an administrative charge at 0.15% annually from your subaccount assets.

The annuity payment options are explained below. Some of the annuity payment options may not be available for all policies, all ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.

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Fixed Annuity Payment Options

Payment Option A — Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to TPLIC.

If your policy is a qualified policy, payment option A may not satisfy minimum required distribution rules. Consult a tax advisor before electing that option.

Payment Option B — Life Income: Fixed Payments.

●	No Period Certain — We will make level payments only during the annuitant’s lifetime;
●	10 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 years; or
●	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C — Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

For more information on how the fixed annuity payments are determined, see the SAI.

Variable Annuity Payment Options

Payment Option D — Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

●	No Period Certain — We will make variable payments only during the annuitant’s lifetime; or
●	10 Years Certain — We will make variable payments for the longer of the annuitant’s lifetime or 10 years.

Payment Option E — Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with us.

Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

IF:

●	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
●	the annuitant(s) dies, for example, before the due date of the second annuity payment;

Then:

●	we may make only one annuity payment and there will be no death benefit payable.

IF:

●	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
●	the person receiving payments dies prior to the end of the guaranteed period;

Then:

●	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping TPLIC informed of the annuitant’s current address of record.

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PURCHASE

Policy Issue Requirements

We will not issue a policy unless:

●	we receive the information we need to issue the policy at our Administrative and Services Office in good order;
●	we receive a minimum initial purchase payment (except for 403(b) policies); and
●	you are age 85 or younger and the annuitant is age 75 or younger.

Purchase Payments

You should make checks or drafts for purchase payments payable only to “TPLIC” and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the policy.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to “TPLIC”, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or a transfer from other financial institutions. Any third party checks not accepted by the company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Purchase Requirements

The initial purchase payment for nonqualified policies must be at least $5,000. However, you may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial purchase payment is $1,000 and for qualified policies other than traditional or Roth IRAs, the minimum initial purchase payment is $50.

We will credit your initial purchase payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial purchase payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial purchase payment at that time unless you tell us (or your agent) to keep it. We will credit your initial purchase payment as soon as we receive all necessary application information.

The date on which we credit your initial purchase payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and purchase payments to our Administrative Office in a timely manner. Any delays will affect when your policy can be issued and when your purchase payment is allocated among the investment choices.

If you wish to make purchase payments by bank wire, please contact our Administrative Office at 1-800-851-9777 (Monday–Friday 8:30 a.m.–7:00 p.m. Eastern Time.

We may reject any application or purchase payment for any reason permitted by law.

Additional Purchase Payments

You are not required to make any additional purchase payments. However, you can generally make additional purchase payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept purchase payments by bank wire or by check. Additional purchase payments must be at least $50 ($100 monthly in the case of nonqualified policies with a $1,000 initial purchase payment and $1,000 if by wire). We

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reserve the right to refuse any additional purchase payments in excess of these limits, and if you do not obtain prior approval for purchase payments in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit any additional purchase payments you make to your policy at the accumulation unit value computed at the end of the business day on which we receive them at our Administrative and Services Office in good order. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your purchase payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

Maximum Total Purchase Payments

We reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for all policies with the same owner or same annuitant issued by us or an affiliate. If you do not obtain prior approval for purchase payments in excess of the dollar amounts listed above, the business will be deemed not in good order.

Allocation of Purchase Payments

On the policy date, we will allocate your purchase payment to the investment choices you selected on your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional purchase payments as you selected on your application, unless you request a different allocation.

If you allocate purchase payments to the Dollar Cost Averaging Program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional purchase payments by writing to or telephoning the Administrative Office or by visiting our website – www.premier.transamerica.com, subject to the limitations described under Investment Choices – Telephone, Fax and Internet Transactions. The allocation change will apply to purchase payments received after the date we receive the change request at our Administrative and Services Office in good order.

You should review periodically how your purchase payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your policy for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy at our Administrative Office. We will pay the refund within 7 days after we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy. The policy will then be deemed void.

Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each business day and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

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Accumulation Units

We measure the value of your policy during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your policy with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer charge, annual policy charge, any withdrawal charge, or any Additional Earnings Rider charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying portfolio, and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

INVESTMENT CHOICES

The Separate Account

The WRL Freedom Attainer variable annuity offers you a means of investing in various underlying portfolios offered by different investment companies (by investing in corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed in Appendix A: Portfolios Associated with the Subaccounts.

The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the fund prospectuses that accompany this prospectus. You should read the fund prospectuses carefully before you invest.

Please contact our Administrative Office at 1-800-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website (www.premier.transamerica.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Note: If you received a summary prospectus for any of the portfolios listed in Appendix A: Portfolios Associated with the Subaccounts, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by TPLIC, and TPLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.

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You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that each portfolio will always be available for investment through the policy. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing owners or new policy owners at any time, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the “SEC”) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective.

New subaccounts may be established when, in the sole discretion of TPLIC, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by TPLIC. Each additional subaccount will purchase shares in an underlying fund portfolio, or other investment vehicle. We may also close or liquidate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant. In the event any subaccount is closed or liquidated, TPLIC will notify you and request a reallocation of the amounts invested in the closed or liquidated subaccount. If we do not receive new instructions, the requested transaction (including asset rebalance programs or dollar cost averaging transactions) will be canceled. Any premium payment will be considered not in good order. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your policy, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum annuity commencement date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment choices you have value allocated to and which are open to new investment.

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In the event of any such substitution or change, we may by appropriate endorsement, make such changes in the policies and other annuity policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required, or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, TPLIC also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Purchase payments you allocate to and amounts you transfer to the fixed account become part of the general account of TPLIC. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. TPLIC has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

While we do not guarantee that the fixed account will always be available for investment, we guarantee that the interest credited to the fixed account will not be less than 4% per year. We have no formula for determining fixed account interest rates. We establish the interest rate, at our sole discretion, for each purchase payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 4% per year.

Any money you allocate or transfer to the fixed account will be placed with the other general assets of TPLIC. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.

When you request a transfer, or if we consent to a partial withdrawal from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each policy year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial withdrawals from the fixed account unless we consent.

Transfers

During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:

●	That you only make one transfer per policy year. This restriction does not apply if you have selected dollar cost averaging.
●	That you request transfers from the fixed account in writing;
●	That you only make transfers from the fixed account during the 30 days following each policy anniversary; and
●	That you limit the maximum amount you transfer from the fixed account to the greater of:

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1.	25% of the amount in the fixed account; or
2.	the amount you transferred from the fixed account in the immediately prior policy year.

(Note: This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)

Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all Owners.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer.

Transfers from the fixed account are not available through our Internet website.

During the income phase of your policy, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per policy year.

Transfers may be made by telephone, mail, fax or Internet, subject to limitations described under Investment Choices – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.

If you make more than 12 transfers from the subaccounts in any policy year, we may charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account. We do not currently charge for transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts and the fixed account will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, internet or faxed request, provided we receive your request in good order before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at or after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

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Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

●	impose redemption fees on transfers; or
●	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
●	provide a certain number of allowable transfers in a given period.

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Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose

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variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Subaccounts. The restrictions above do not apply to ProFunds or Access subaccounts. Because the above restrictions do not apply to the ProFunds or Access subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

Dollar Cost Averaging programs that may be available under your policy:

●	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

●	Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new purchase payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional purchase payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional purchase payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current purchase payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

If:

●	We do not receive all necessary information to begin or restart a Dollar Cost Averaging program.

Then:

●	Any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging Instructions are not received;
●	Any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and
●	New Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

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You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.

Asset Rebalancing Program

During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per policy year. However, we will not rebalance if you are in the dollar cost averaging program or systematic partial withdrawal program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer, or if we receive your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing Program.

To qualify for asset rebalancing, a minimum annuity value of $10,000 for an existing policy, or a minimum initial purchase payment of $10,000 for a new policy, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each policy year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone, Fax and Internet Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.

Upon instructions from you, the registered representative/agent of record for your policy may also make telephonic transfers for you. If you do not want the ability to make transfers or partial withdrawals by telephone, you should notify us in writing.

Except for the restrictions regarding the fixed account, noted above, you may make telephonic transfers, allocation changes or request partial withdrawals by calling our toll-free number: 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office after the close of the New York Stock Exchange will receive the price computed at the end of the next business day.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

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To request a transfer or partial withdrawal, please fax your request to us at 877-355-4385. We will not be responsible for same-day processing of transfers or partial withdrawals if you fax your request to a number other than this fax number.

You may make transfers and change premium allocations through our website – www.premier.transamerica.com.

We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your order or request.

We may discontinue the availability of telephone, fax or Internet transactions at any time.

Third Party Investment Services

TPLIC or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

TPLIC does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with TPLIC for the sale of policies. TPLIC, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

TPLIC does not currently charge you any additional fees for providing these support services. TPLIC reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

●	TPLIC does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the policy.
●	TPLIC is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your policy. TPLIC is not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.
●	Any fee that is charged by third parties offering investment allocation services for use with your policy is in addition to the fees and expenses that apply under your policy.
●	If you make withdrawals from your policy to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 1⁄2.

EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate policy costs and expenses that we incur in providing the services and benefits under the policy and assuming the risks associated with the policy and riders. The charges may result in a profit to us.

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Mortality and Expense Risk Charge

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefits, certain policy expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. The mortality and expense risk charge is equal, on an annual basis, to 1.10% (1.25% during the income phase) of the average daily net assets that you have invested in each subaccount. This charge is deducted daily from the subaccounts during the accumulation period. If you elect variable annuity income payments, we will continue to deduct this charge during the income phase.

If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

Administrative Charge

We deduct an annual administrative charge to partially cover the costs of administering the policies. This charge is assessed daily and is equal to 0.15% per year of the daily net assets that you have invested in each subaccount. If you elect variable annuity income payments, we will continue to deduct this charge during the income phase.

Additional Earnings Rider Charge

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your policy’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider, including policy surrender. We do not assess this charge during the income phase.

Annual Policy Charge

We deduct an annual policy charge of $30 from your annuity value on each policy anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the policy.

Transfer Charge

You are generally allowed to make 12 free transfers among the subaccounts per policy year. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. We deduct the charge from the amount transferred. .. Dollar cost averaging transfers and asset rebalancing are considered transfers. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per policy year. We do not currently charge for transfers among subaccounts, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Loan Processing Fee

If you take a policy loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Policy loans are available only under certain types of qualified policies.

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Premium Taxes

Some states assess premium taxes on the purchase payments you make. A premium tax is a regulatory tax that some states assess on the purchase payments made into a policy. If we should have to pay any premium tax, we may deduct the tax from each purchase payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

●	you elect to begin receiving annuity payments;
●	you surrender the policy;
●	you request a partial surrender; or
●	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services you request.

Withdrawal Charge

During the accumulation period, except under certain qualified policies, you may withdraw part or all of the policy’s annuity value. We impose a withdrawal charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial withdrawal or complete surrender.

If you take a partial withdrawal or if you surrender your policy completely, we will deduct a withdrawal charge of up to 6% of purchase payments withdrawn within five years after we receive a purchase payment. We calculate the withdrawal charge on the full amount we must withdraw from your annuity value in order to pay the withdrawal amount, including the withdrawal charge. To calculate withdrawal charges, we treat withdrawals as coming first from the oldest purchase payment, then the next oldest and so forth.

For the first withdrawal you make in any policy year, we waive that portion of the withdrawal charge that is based on the first 10% of your policy’s annuity value at the time of the withdrawal. Amounts of the first withdrawal in excess of the first 10% of your policy’s annuity value and all subsequent withdrawals you make during the policy year will be subject to a withdrawal charge. We will deduct the full withdrawal charge if you surrender your policy completely; the 10% waiver will not apply to complete surrenders. We do not assess withdrawal charges when you annuitize or for systematic partial withdrawals, up to the amount permitted under the terms of your policy. We waive the withdrawal charge under certain circumstances (see below).

The following schedule shows the withdrawal charges that apply during the five years following each purchase payment:

Number of Years Since Purchase Payment Date	Withdrawal Charge
0 – 2	6%
3	4%
4	3%
5	2%
Over 5	0%

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For example, assume your policy’s annuity value is $100,000 at the end of the first year since your initial purchase payment and you withdraw $30,000 as your first withdrawal of the policy year. Because the $30,000 is more than 10% of your policy’s annuity value ($10,000), you would pay a withdrawal charge of $1,276.60 on the remaining $20,000 (6% of $21,276.60, which is $20,000 plus the $1,276.60 withdrawal charge).

On a complete surrender, we deduct withdrawal charges on the amount of purchase payments paid that are subject to the withdrawal charge. For example, assume your purchase payments totaled $100,000, you have taken no partial withdrawals that policy year, your annuity value is $106,000 at the end of the first policy year and you request a complete surrender. You would pay a withdrawal charge of $6,000 on the $100,000 purchase payment, (6% of $100,000). Likewise, if there was a market loss and you requested a complete surrender (annuity value is $80,000), you would pay a withdrawal charge of $6,000 (6% of $100,000).

Keep in mind that withdrawals may be taxable, and if made before age 59 1⁄2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.

Systematic Partial Withdrawals. During any policy year, you may make systematic partial withdrawals on a monthly, quarterly, semi-annual or annual basis without paying withdrawal charges. Systematic partial withdrawals must be at least $40. The amount of the systematic partial withdrawal may not exceed 10% of the annuity value at the time the withdrawal is made, divided by the number of withdrawals made per calendar year. We reserve the right to discontinue systematic partial withdrawals if any withdrawal would reduce your annuity value below $10,000.

You may elect to begin or discontinue systematic partial withdrawals at any time. However, we must receive written notice at least 30 days prior to the date systematic partial withdrawals are to be discontinued. (Additional limitations apply. See Access to Your Money - Systematic Partial Withdrawals.)

Nursing Care Facility Waiver. If your policy contains a nursing care facility waiver, we will waive the withdrawal charge, provided:

●	you have been confined to a nursing care facility for 30 consecutive days or longer;
●	your confinement began after the policy date; and
●	you provide us with written evidence of your confinement within two months after your confinement begins.

We will waive the withdrawal charge under this waiver only for partial withdrawals and complete surrenders made during your confinement or within two months after your confinement ends.

There is no restriction on the maximum amount you may withdraw under this benefit.

The Nursing Care Facility Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the fund prospectuses.

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Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and/or our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

●	Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable annuity products are then credited to us as an administrative expense. These fees range from 0.00% to 0.35% of the average daily assets of those underlying fund portfolios that are attributable to the policies and to certain other variable insurance products that we and our affiliates issue.
●	Administrative, Marketing and Support Service Fees (“Service Fees”). As noted above, an investment adviser, subadviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable annuity and insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule12b-1 and Shareholder Services)that we anticipate will be paid to us on an annual basis.

Please note: Some of the underlying funds listed in the following chart may not currently be available under your policy.

Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets(1)
Access One Trust	0.50%
Transamerica Series Trust(2)	0.25%
ProFunds	0.50%
Fidelity® Variable Insurance Products Fund(3)	0.395%

(1)	Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
(2)

TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the

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policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2016 we received $11,390,101.53 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of TPLIC and its affiliates.

●	Other payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates):
●	may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees;
●	may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
●	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and
●	may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policy.

For the calendar year ended December 31, 2016, TCI and its affiliates received payments that totaled approximately $2,700,000. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; Allianzgi Distributors; American Century Investment Management, Inc.; American Funds; Barrow, Hanley, Mewhinney & Strauss; Belle Haven Investments; BlackRock Investment Management, LLC; Columbia Threadneedle Investments; Fidelity Management & Research Company; Franklin Templeton Services, LLC; Goldman Sachs; Hartford; Invesco; Janus Capital Management LLC; Jennison Associates LLC; John Hancock; JP Morgan Investment Management Inc.; Kayne Anderson Capital Advisors, LP; Lord Abbett & Co.; .; Manning & Napier Advisors; MFS Investment Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management Inc.; Morningstar Advisers; Natixis Global Asset Management; Neuberger Berman; New York Life/Mainstay Investments; Oppenheimer Funds, Inc.; Pacific Investment Management Company; PineBridge Investments LLC; Pioneer Investment Management, Inc.; Prudential Investments; QS Legg Mason Global Asset Allocation, LLC; Ridgeworth Investments; Rockfeller & Co.; Schroder Investment Management; Systematic Financial Management; TIAA; Thompson, Siegel & Walmsley ; The Vanguard Group, Inc.; Wellington Management Company.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Sale of the Policy” in this prospectus.

Reduced or Waived Charges and Expenses to Groups

We may reduce or waive the withdrawal charge and annual policy charge for policies sold to large groups of full-time employees of the same employer, including directors, officers and full-time employees of TPLIC and its affiliates, or other groups where sales to the group reduce our administrative expenses.

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TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or non-qualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates: no amounts received from the policy are taxable at the lower rates applicable to capital gains.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the contract. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

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Taxation of Us

We at present are taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of a Nonqualified Policy

Diversification Requirements. In order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

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In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Nonqualified Annuities

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of maturity date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and maturity date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity policy if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

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Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

●	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
●	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before a policy withdrawal (or a transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

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Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed maximum accumulation benefit) could be taken into account to determine the policy value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In the event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and (2) the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing policy for the policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includable in your income and subject to a10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity policy for the policy, especially if you may make a withdrawal from either policy within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualifed annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

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Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Until further guidance from the IRS, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policy

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or desgination should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2017, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemption and maximum tax rate is $5,490,000 indexed for inflation, and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

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Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policy

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other, similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.

The IRS has not reviewed this policy for qualification as a traditional IRA SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified

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adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this policy for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments, (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non- governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding” below. Contributions to and distributions from such plans are limited by the Code and may be

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subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to a substantial risk of forfeiture.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Partial Withdrawals – Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the policy will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. The terms of the plan may limit the rights otherwise available to you under the policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

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Optional Living Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participants to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, taxable “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities and government 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) an non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provides general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

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Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

ACCESS TO YOUR MONEY

Partial Withdrawals and Complete Surrenders

During the accumulation period, you can have access to the money in your policy by making either a partial withdrawal or complete surrender. If you want to surrender your policy completely, you will receive cash value, which equals the annuity value of your policy minus:

●	any withdrawal charges;
●	any premium taxes;
●	any loans;
●	any unpaid accrued interest;
●	the annual policy charge; and
●	the pro rata Additional Earnings Rider charge, if applicable
●	the GMIB fee, if applicable – see Appendix C

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for partial withdrawal or complete surrender at our Administrative Office in good order, unless you specify a later date in your request.

Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

No partial withdrawal is permitted if the withdrawal would reduce the cash value below $10,000. You may not make partial withdrawals from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial withdrawal from each of the investment choices in proportion to the annuity value.

Remember that any partial withdrawal you make will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your policy. Under some circumstances, a partial withdrawal will reduce the death benefit by more than the dollar amount of the withdrawal. See Death Benefit, and the SAI for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial withdrawals or any complete surrender you make. If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

We must receive at our Administrative Office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial withdrawals as long as the withdrawal proceeds are being sent to the address of record. The maximum withdrawal amount you may request by telephone is under $50,000.

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When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.

If the policy’s owner is not an individual, additional information may be required. If you own a qualified policy, the Code may require your spouse to consent to any withdrawal. Other restrictions will apply to Section 403(b) qualified policies and Texas Optional Retirement Program policies. For more information, call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

●	Any surrenders over $250,000 unless it is a custodial owned annuity;
●	Any non-electronic disbursement request made on or within 15 days of a change to the address of record or a policy owner’s account;
●	Any electronic fund transfer instruction changes on or within 15 days of an address change;
●	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that policy owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity policy for another with the same owner in a “tax free exchange”;
●	Any surrender when the Company does not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
●	Any other transaction we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Delay of Payments and Transfers

Payment of any amount due from the separate account for a partial withdrawal, a complete surrender, a death benefit, loans, or on the death of the owner of a nonqualified policy, will generally occur within seven days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

●	the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or
●	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
●	the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances.

In addition, if, pursuant to SEC rules, the Transamerica Aegon Government Money Market Fund VP portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the TA Aegon Government Money Market Fund subaccount until the portfolio is liquidated.

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Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial withdrawals, complete surrenders, death benefits and loan amounts from the fixed account for up to six months.

If mandated under applicable law or by regulation, we may be required to reject a purchase payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, annuity payments, or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Withdrawals

During the accumulation period, you can elect to receive regular payments from your policy, up to the amount permitted under the terms of your policy, without paying withdrawal charges by using systematic partial withdrawals. Unless you specify otherwise, we will deduct systematic partial withdrawal amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial withdrawal. You can partially withdraw up to 10% of your annuity value annually (or up to 10% of your initial purchase payment if a new policy) in equal monthly, quarterly, semi-annual or annual payments of at least $40. Your initial purchase payment, if a new policy, or your annuity value, if an existing policy, must equal at least $25,000. We will not process a systematic partial withdrawal if the annuity value for the entire policy would be reduced below $10,000. No systematic partial withdrawals are permitted from the fixed account without our prior consent.

There is no charge for taking systematic partial withdrawals. You may stop systematic partial withdrawals at any time. We reserve the right to discontinue offering systematic partial withdrawals 30 days after we send you written notice.

You can take systematic partial withdrawals during the accumulation period only. On the maturity date, you must annuitize the policy and systematic partial withdrawal payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial withdrawal you receive.

Policy Loans for Certain Qualified Policies

You can take policy loans during the accumulation period after the right to cancel period has expired when the policy is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one policy loan per policy year). If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.

The maximum amount you may borrow against the policy is the lesser of:

●	50% of the annuity value; or
●	$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the policy is the lesser of 80% of the annuity value or $10,000.

The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.

Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor’s regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax advisor before requesting a policy loan.

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The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all policy loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

On each policy anniversary we will compare the amount of the policy loan to the amount in the loan reserve. If all policy loans and unpaid interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding policy loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current purchase payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

If all policy loans and unpaid interest due on the loan exceed the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the policy will terminate without value.

You can repay any policy loan in full (prior to loan default):

●	while the policy is in force; and
●	during the accumulation period.

Note Carefully: If you do not repay your policy loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:

●	the amount of any death benefit proceeds;
●	the amount we pay upon a partial withdrawal or complete surrender; or
●	the amount we apply on the maturity date to provide annuity payments.

You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

●	in substantially level quarterly payments over a 5-year period; or
●	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

Please Note: Once established, you cannot change the due date or payment method. An extended repayment period cannot go beyond the year you turn 70 1⁄2.

IF:

●	a repayment is not received within 31 days from the original due date;

THEN:

●	under federal tax law you will be treated as having a deemed distribution of all policy loans and unpaid accrued interest, and any applicable charges, including any withdrawal charge.

This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the policy to not qualify under Section 403(b) of the Code.

You may fax your loan request to us at 866-671-9215.

The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of policy loans to one per policy year.

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Policy loans may not be available in all states.

PERFORMANCE

We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the policy, including the mortality and expense charge, the administrative charge, the annual policy charge and the withdrawal charge. Charges for the optional Additional Earnings Rider are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current policy charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the withdrawal charge currently assessed under the policy. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the policy had been available during that time.

The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the policy has been deducted from the performance data of the Similar Sub-Adviser Funds. If policy fees and charges were deducted, the investment returns would be lower. The similar Sub-Adviser Funds are not available for investment under the policy.

DEATH BENEFIT

Payments on Death

We will pay a death benefit to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). A beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the policy in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may vary from state to state. The guarantees of these death benefits are based on our claims paying ability.

We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death”. See Other Information – Abandoned or Unclaimed Property.

Please note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See Other Information - Sending Forms and Transaction Requests in Good Order.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

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An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time the death benefit proceeds become payable. See Additional Earnings Rider below for details.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the separate account may be reallocated in accordance with the beneficiary’s instructions.

The Company may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

IF:

●	an owner and the annuitant ARE the same person and that person dies;

THEN:

●	we pay the death benefit proceeds to the beneficiaries, if alive, and, in some cases, reset the death benefit.(1)(2)(4)(5) If the sole beneficiary is the surviving spouse of the owner, he or she, if eligible, may continue the policy with a reset death benefit and the annuity value adjusted to equal the death benefit proceeds.(3)

IF:

●	the surviving spouse who continued the policy dies;

THEN:

●	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5)(6)(7) otherwise to the estate of the surviving spouse.

IF:

●	an owner and an annuitant ARE NOT the same person, and an annuitant dies first;

THEN:

●	an owner becomes the annuitant and the policy continues.

IF:

●	an owner and an annuitant ARE NOT the same person, and an owner dies first;

THEN:

●	If no successor owner is named and alive, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death; or
●	If the successor owner is alive and is the owner’s spouse, the policy will continue with the spouse as the new owner; or
●	If the successor owner is alive and is not the owner’s spouse, the successor owner will become the new owner. The policy value just be distributed either:
o	(1) within 5 years of the former owner’s death; or
o	(2) over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
o	(3) over a period that does not exceed the life expectancy (as defined by the Internal Revenue Code and Regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.
(1)	The Code requires that payment to the beneficiaries or successor owners be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.

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(2)	If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to the owner’s estate. If the sole beneficiary was living on the owner’s date of death, but died before the death report day, the death benefit is paid to the owner’s estate, not to the beneficiary’s estate.
(3)	If the sole beneficiary is the deceased owner’s surviving spouse, then the surviving spouse, if eligible, may elect to continue the policy in force as the new owner and annuitant. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will reset the age used in the death benefit provisions under the continuing policy as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, the phrase “the annuitant’s 80th birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total partial withdrawals following the death report day of the first deceased owner.
(4)	If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary’s life expectancy (the “distribution period”), then the policy will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The policy will terminate at the end of the distribution period.
(5)	If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6)	If the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
(7)	If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provision of the policy.

Different rules apply if an owner, successor owner or a beneficiary is not a natural person. Please consult the SAI, your policy or your agent for more details.

After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.

If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant’s death.

Amount of Death Benefit Before the Maturity Date

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the policy continues in the accumulation period for a specified number of years, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the death benefit proceeds will be as follows:

IF:

●	the owner who is the annuitant dies during the accumulation period and before the fifth policy anniversary;

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THEN:

●	the death benefit proceeds will be the greater of:
●	the annuity value of your policy on the death report day; or
●	the total purchase payments you make to the policy, reduced by any partial withdrawals, credited with 5% on each policy anniversary (until the annuitant turns age 80), up to a maximum of 200% of total purchase payments minus any partial withdrawals. (Please note that the 5% credit is not available in all states.)

IF:

●	the owner who is the annuitant dies during the accumulation period and on or after the fifth policy anniversary;

THEN:

●	the death benefit proceeds will be the greatest of:
●	the death benefits described above;
●	the annuity value of your policy on the fifth policy anniversary, reduced by any partial withdrawals after the fifth policy year;
●	if your policy was issued before May 1, 2000, the highest annuity value as of any policy anniversary occurring between
(a)	the later of May 1, 2000 and the fifth policy anniversary and
(b)	the earlier of: the annuitant’s date of death; or the policy anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.
●	if your policy was issued on or after May 1, 2000, the highest annuity value as of any policy anniversary occurring between the fifth policy anniversary and the earlier of:
(a)	the annuitant’s date of death; or
(b)	the policy anniversary nearest the annuitant’s 80th birthday. This benefit terminates at age 80.

The highest annuity value will be increased by purchase payments made and decreased by adjusted partial withdrawals taken following the policy anniversary date with the highest annuity value. The adjusted partial withdrawal is equal to (a) times (b) where:

(a) is the ratio of the death benefit to the annuity value, calculated on the date the partial withdrawal is processed, but prior to the processing; and

(b) is the amount of the partial withdrawal.

The death benefit proceeds are reduced by any outstanding policy loans and premium taxes due.

The death benefit proceeds are not payable after the maturity date.

Guaranteed Minimum Death Benefit Features

Additional Benefits with Spousal Continuation. If an owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner is the sole beneficiary, is eligible, and elects to continue the policy, then the policy continues with the surviving spouse as sole owner and annuitant. We will increase the annuity value of the policy as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

If an owner who is not the annuitant dies before an annuitant and before the maturity date, and if the deceased owner’s surviving spouse is the successor owner, the policy continues with the surviving spouse as the new owner. However, we will not increase the annuity value to equal the death benefit proceeds.

Additional Death Benefit on Beneficiary’s Death. If an owner who is the annuitant dies before the maturity date, and if the deceased owner’s spouse is not named as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed the beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

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Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this policy at the end of the distribution period:

1.	within 5 years of the date of the owner’s death;
2.	over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or
3.	over a specified number of years, not to exceed the beneficiary’s life expectancy, with payments beginning within one year of the owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the policy is a qualified policy.

Multiple beneficiaries may choose individually among any of these options.

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent purchase payments and subtracting the total partial withdrawals following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

If a beneficiary chooses 1 or 3 above, this policy remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. If a beneficiary chooses 2 above, the policy remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the sole beneficiary (or successor owner) is the surviving spouse of the deceased owner and the surviving spouse is eligible to and elected to continue the policy. These Alternate Payment Elections do apply when we pay the cash value to the successor owner on the death of an owner who is not the annuitant.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when the owner who is the annuitant dies and death benefit proceeds are paid under your policy. In order to buy this rider;

●	you must purchase it when we issue the policy;
●	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan); and
●	you and the annuitant must be age 75 or younger.

Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per annuitant. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option The Additional Earnings Rider is based on our claims-paying ability.

The date you add the rider to the policy is the rider date.

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We will pay the Additional Earnings Rider Amount under this rider only if:

●	the rider is in force at the time of death;
●	death benefit proceeds are payable under the policy; and
●	there are rider earnings when the death benefit proceeds are calculated.

Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:

●	the rider earnings on the date we calculate the death benefit proceeds (the death report day); or
●	the rider earnings limit (shown on your rider) multiplied by the rider base on the death report day.

The maximum we will pay under this rider is $1 million.

Rider earnings equal:

●	the death benefit proceeds payable under the policy; minus
●	the rider base, which is:
●	the greater of the death benefit proceeds on the rider date or the annuity value on the rider date (this rider is no longer available after issue); plus
●	the purchase payments made after the rider date; less
●	the amount of each partial withdrawal made after the rider date, multiplied by the ratio of the rider base to the annuity value immediately before the partial withdrawal.

Example: A person aged 60 purchases a policy with the Additional Earnings Rider. On the date of the purchase (rider date) the annuity value and death benefit value were equal to the purchase payment of $40,000 (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.

At the time of the owner’s death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000), assuming no withdrawals or additional purchase payment have been made since the rider date, from the death benefit proceeds to get the rider earnings ($75,000—$40,000=$35,000).

Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):

a)	The rider earnings ($35,000) multiplied by the additional earnings factor (40%)=$14,000;
b)	The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%)=$40,000; or
c)	The maximum benefit under the rider=$1,000,000.

The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit under these circumstances (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) is $89,000 ($75,000 + $14,000).

For additional examples, see the SAI.

We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your policy as part of a 1035 exchange or if you added the rider after you purchased the policy, rider earnings do not include any gains before the rider is added to your policy. As with all insurance, you may not realize a benefit from the purchase of this rider.

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The additional earnings factors are as follows:

Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%

For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the policy and the Additional Earnings Rider Amount will be considered.

See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a partial withdrawal on the Additional Earnings Rider Amount.

Continuation. If an owner who is the annuitant dies during the accumulation period and the deceased owner’s spouse is the sole beneficiary and is eligible to and elects to continue the policy, the annuity value is adjusted to equal the death benefit proceeds, the deceased owner’s spouse will have the following options:

●	terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future withdrawal charges on this amount, if any, will be waived; or
●	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the policy. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.

Alternate Election. If an owner who is the annuitant dies during the accumulation period and one or more of the beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options:

●	terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All withdrawal charges on this amount, if any, will be waived; or
●	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the policy will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.

See Alternate Payment Election Options Before the Maturity Date above.

Rider Fee. There is an annual charge during the accumulation period of 0.35% of your policy’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.

Termination. The rider will remain in effect until:

●	we receive your written notice at our Administrative Office to cancel the rider;
●	you annuitize or surrender the policy; or
●	the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation, as described above.

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It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the policy should be treated as a taxable distribution, you should consult your tax advisor before selecting this rider under the policy.

The Additional Earnings Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly: For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.

OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can generally change the owner at any time by notifying us in writing at our Administrative Office in good order. If we do not have an originating signature or guaranteed signature on file of if the Company suspects fraud, we may require a notarized signature. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

A beneficiary is the person who receives the death benefit proceeds when an owner who is also the annuitant dies. You may change beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order. Before the maturity date, if the owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner’s estate. In the case of certain qualified policies, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

Successor Owner

If an owner who is not the annuitant dies before the annuitant and the successor owner is not the owner’s spouse, the successor owner will become the new owner and receive the cash value.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all policy Owners (exactly as registered on the policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

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“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Definition of Special Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Assignment

You can also generally assign the policy any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we receive written notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified policy and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Transamerica Premier Life Insurance Company

Transamerica Premier Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay the benefits under your policy from our general account assets and/or from your annuity value held in the separate account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the Subaccounts of the Separate Account. Your policy value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

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Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners, are available on our website (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com) Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

The Separate Account

The separate account receives and invests the purchase payments that are allocated to it for investment in shares of the underlying portfolios. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or TPLIC.

The assets of the separate account are held in TPLIC’s name on behalf of the separate account and belong to TPLIC. However, the assets underlying the policies are not chargeable with liabilities arising out of any other business TPLIC may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

Information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

Certain Offers

From time to time, the Company has (and may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as

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opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there will be a new withdrawal charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person selling you this policy (that person will generally earn a commission if you buy this policy through an exchange, transfer or otherwise).

You may ask us to reinstate your policy after such an exchange, transfer, full or partial withdrawal and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new annuity units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new annuity units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, and your policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Voting Rights

To the extent required by law, TPLIC will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of policy

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owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, TCI, for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies.

We have discontinued new sales of the policies. You may, however, continue to make purchase payments to fund your policy pursuant to its terms, and exercise all other rights and options under your policy—such as reallocating your cash value among investment choices, making partial withdrawals, surrendering your policy, and making changes of ownership of your policy.

Compensation to Broker-Dealers Who Sold the policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.

The selling firms who have selling agreements with TCI and us were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 4.75% of purchase payments (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), TPLIC, TCI, TFA and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

The sales representative who sold you the policy typically receives a portion of the compensation we (and our affiliates) paid to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits.

Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

TPLIC’s main distribution channel is TFA, an affiliate, that sells TPLIC products. TPLIC covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and TPLIC is compensated by TFA for these expenses based on TFA’s usage. In addition, TPLIC and other affiliates pay for certain distribution expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the policy that are distributed to current owners of the policy.

In addition, managers and/or sales representatives of TFA and certain other firms who meet certain productivity standards may be eligible for additional compensation. If you purchased the policy through one of our affiliated selling firms, then your payment of additional purchase payments on the policy may help sales representatives of the selling firm, and/or their managers, qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (TPLIC’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.

61

TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We, TCI and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the policies or other criteria. Overrides were paid on certain products to our affiliates, TFA and Transamerica Agency Network, in 2016.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold the policy to you.

Non-Participating Policy

The policy does not participate or share in the profits or surplus earnings of TPLIC. No dividends are payable on the policy.

Variations in Policy Provisions

Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See your policy for variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy.

The fixed account is not available in all states. If your policy was issued in New Jersey or Washington, you may not direct or transfer any money to the fixed account.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

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The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that results from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Annuity Value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your policy that result from cyber-attacks or information security breaches in the future.

For a complete description regarding the Company’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com /individual/terms-of-use.

Financial Statements

The financial statements of TPLIC and the separate account are included in the SAI.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policy that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Definitions of Special Terms

The policy — General Provisions

Investment Experience

Historical Performance Data

Published Ratings

Administration

Records and Reports

Distribution of the policies

Other Products

Custody of Assets

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A – Guaranteed Minimum Death Benefit Rider – Hypothetical Illustrations

Inquiries and requests for an SAI should be directed to:

Transamerica Premier Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

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APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE ACCOUNT

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Access One Trust
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: to correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

ProFunds
ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index.
ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.
ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.
ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.
ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of currencies included in the U.S. Dollar Index®.
ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.
ProFund VP Government Money Market	ProFund VP Government Money Market	ProFund Advisors LLC
Investment Objective: High level of current income consistent with liquidity and preservation of capital.
ProFund VP International	ProFund VP International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index.
ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average.
ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400®.
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index.
ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil and GasSM Index.
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index.
ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index.

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SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

ProFunds (Continued...)
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.
ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the MSCI EAFE Index.
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ- 100® Index.
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index.
ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index.
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600 Value Index.
ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelelcommunicationsSM Index.
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000® Index.
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter (1.25x) the daily movement of the most recently issued 30-Year U.S. Treasury Bond.
ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index.

Transamerica Series Trust - Service Class*
TA BlackRock Tactical Allocation	Transamerica BlackRock Tactical Allocation VP	BlackRock Financial Management, Inc.
Investment Objective: Conservative stability.
TA Janus Balanced	Transamerica Janus Balanced VP	Janus Capital Management LLC
Investment Objective: Long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP	Milliman Financial Risk Management LLC
Investment Objective: To balance capital appreciation and income.
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA PIMCO Tactical - Balanced	Transamerica PIMCO Tactical - Balanced VP	Pacific Investment Management Company, LLC
Investment Objective: Current income and capital appreciation.
TA PIMCO Tactical - Conservative	Transamerica PIMCO Tactical - Conservative VP	Pacific Investment Management Company, LLC
Investment Objective: Capital appreciation and some current income.
TA PIMCO Tactical - Growth	Transamerica PIMCO Tactical - Growth VP	Pacific Investment Management Company, LLC
Investment Objective: Long-term capital appreciation.
TA QS Investors Active Asset Allocation – Conservative	Transamerica QS Investors Active Asset Allocation – Conservative VP	QS Investors, LLC
Investment Objective: Current income and preservation of capital.
TA QS Investors Active Asset Allocation – Moderate Growth	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	QS Investors, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.

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SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Transamerica Series Trust - Initial Class*
TA AB Dynamic Allocation	Transamerica AB Dynamic Allocation VP	AllianceBernstein L.P.
Investment Objective: Capital appreciation and current income.
TA Aegon Government Money Market	Transamerica Aegon Government Money Market VP	Aegon USA Investment Management, LLC
Investment Objective: Maximum current income from money market securities consistent with liquidity and preservation of principal.
TA Aegon High Yield Bond	Transamerica Aegon High Yield Bond VP	Aegon USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
TA Aegon U.S. Government Securities	Transamerica Aegon U.S. Government Securities VP	Aegon USA Investment Management, LLC
Investment Objective: Provide as high a level of total return as is consistent with prudent investment strategies.
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	J.P. Morgan Investment Management Inc.
Investment Objective: Long-term capital appreciation.
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	J.P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	J.P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Long-term capital growth.
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA International Moderate Growth	Transamerica International Moderate Growth VP	J.P Morgan Investment Management Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: To earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Janus Mid-Cap Growth(2)	Transamerica Janus Mid-Cap Growth VP(2)	Janus Capital Management LLC(2)
Investment Objective: Capital appreciation.
TA Jennison Growth	Transamerica Jennison Growth VP	Jennison Associates LLC
Investment Objective: Long-term growth of capital.
TA MFS International Equity	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: To provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

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SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Transamerica Series Trust - Initial Class* (Continued...)
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Torray Concentrated Growth	Transamerica Torray Concentrated Growth VP	Torray LLC
Investment Objective: To provide high total return.
TA WMC US Growth	Transamerica WMC US Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

Additional Information:
The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:
SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR

Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Seeks long-term capital appreciation.
Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity Management & Research Company
Investment Objective: Seeks to provide capital growth.

The following subaccount will be closed to new investments on December 12, 2005:

Transamerica Series Trust - Initial Class
TA JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks growth from capital appreciation.

The following subaccount was closed to new investments on December 12, 2011:
Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Equity-Income Portfolio	Fidelity Management & Research Company
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

*All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisors unless otherwise indicated.

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APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity policies issued by TPLIC within each subaccount class.

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$16.015101 $16.190338 $16.018027 $14.741 $13.079 $12.889 $11.213 $9.711 $10.312 $10.000	$17.241566 $16.015101 $16.190338 $16.018027 $14.741 $13.079 $12.889 $11.213 $9.711 $10.312	51,104.983 55,005.177 60,756.172 85,168.082 75,900 77,480 88,919 195,140 294,180 0
Fidelity – VIP Contrafund® Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$20.814017 $20.987009 $19.031329 $14.715 $12.829 $13.361 $11.569 $8.647 $15.278 $13.188	$22.146892 $20.814017 $20.987009 $19.031329 $14.715 $12.829 $13.361 $11.569 $8.647 $15.278	328,557.594 369,517.782 397,079.259 436,346.643 511,031 593,916 643,635 751,721 812,411 1,034,932
Fidelity – VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$17.687615 $18.701342 $17.455006 $13.826 $11.960 $12.030 $10.599 $8.263 $14.630 $14.627	$20.563607 $17.687615 $18.701342 $17.455006 $13.826 $11.960 $12.030 $10.599 $8.263 $14.630	118,996.561 137,720.490 153,962.188 179,789.393 206,586 243,627 273,834 317,838 378,393 531,469
Fidelity – VIP Growth Opportunities Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$14.571691 $14.005457 $12.667124 $9.325 $7.913 $7.857 $6.443 $4.485 $10.122 $8.339	$14.401371 $14.571691 $14.005457 $12.667124 $9.325 $7.913 $7.857 $6.443 $4.485 $10.122	49,906.169 58,051.106 61,597.529 84,003.839 95,569 116,563 125,669 211,125 180,557 357,882
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$7.906778 $8.834223 $9.087185 $8.003 $7.017 $9.732 $8.651 $5.680 $11.695 $10.000	$7.859401 $7.906778 $8.834223 $9.087185 $8.003 $7.017 $9.732 $8.651 $5.680 $11.695	30,621.414 34,320.213 36,008.614 47,017.705 45,373 64,539 110,601 152,101 95,691 57,062

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1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$9.718556 $11.431615 $11.382553 $9.731 $9.083 $10.967 $8.562 $5.339 $11.129 $10.000	$11.373813 $9.718556 $11.431615 $11.382553 $9.731 $9.083 $10.967 $8.562 $5.339 $11.129	41,426.185 44,312.516 51,735.150 70,876.309 82,053 109,537 354,047 193,684 108,458 79,100
ProFund VP Bull Subaccount Inception Date June 12, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$15.140146 $15.399942 $13.988223 $10.915 $9.704 $9.825 $8.837 $7.195 $11.689 $11.430	$16.398309 $15.140146 $15.399942 $13.988223 $10.915 $9.704 $9.825 $8.837 $7.195 $11.689	115,503.549 158,080.145 238,533.277 253,414.213 218,526 58,751 103,413 174,428 30,748 37,883
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$19.162953 $18.533363 $16.685803 $12.079 $10.017 $9.613 $8.018 $6.207 $9.159 $10.000	$19.719116 $19.162953 $18.533363 $16.685803 $12.079 $10.017 $9.613 $8.018 $6.207 $9.159	41,702.174 61,860.668 40,338.293 54,528.44 35,805 296,458 206,695 1,821 1,608 279
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$5.907522 $7.238168 $7.588195 $8.210 $7.801 $9.837 $9.073 $5.658 $11.480 $10.000	$6.477164 $5.907522 $7.238168 $7.588195 $8.210 $7.801 $9.837 $9.073 $5.658 $11.480	239,724.981 200,566.277 114,136.076 186,944.464 216,688 149,848 343,700 307,265 92,734 30,155
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$7.457322 $8.472119 $9.389993 $7.816 $6.788 $7.543 $7.441 $5.695 $10.298 $10.000	$7.940701 $7.457322 $8.472119 $9.389993 $7.816 $6.788 $7.543 $7.441 $5.695 $10.298	83,075.583 97,215.903 12,582.302 12,120.172 28,763 10,505 9,864 10,908 14,372 137,992
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$6.807772 $7.659483 $8.873207 $9.168 $9.356 $9.738 $10.121 $9.919 $10.585 $10.000	$6.330023 $6.807772 $7.659483 $8.873207 $9.168 $9.356 $9.738 $10.121 $9.919 $10.585	1,346.826 4,320.097 2,612.093 5,126.662 4,247 5,421 9,944 17,261 42,818 11,317

70

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Financials Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$7.797674 $8.014927 $7.186805 $5.509 $4.472 $5.255 $4.797 $4.223 $8.645 $10.000	$8.881532 $7.797674 $8.014927 $7.186805 $5.509 $4.472 $5.255 $4.797 $4.223 $8.645	62,480.853 65,356.420 73,672.735 88,959.117 67,905 40,785 52,649 103,807 53,460 4,680
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$9.512717 $9.629330 $9.747704 $9.868 $9.990 $10.112 $10.237 $10.361 $10.404 $10.152	$9.397498 $9.512717 $9.629330 $9.747704 $9.868 $9.990 $10.112 $10.237 $10.361 $10.404	204,976.404 311,092.262 723,273.860 282,292.016 313,517 518,339 516,0333 516,322 674,141 1,112,324
ProFund VP International Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$7.192417 $7.548215 $8.316913 $7.047 $6.155 $7.275 $6.833 $5.550 $10.108 $10.000	$7.038121 $7.192417 $7.548215 $8.316913 $7.047 $6.155 $7.275 $6.833 $5.550 $10.108	103,790.035 118,039.738 43,791.480 285,687.032 310,096 53,199 161,697 118,984 14,326 12,443
ProFund VP Japan Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$8.177019 $7.824724 $7.674920 $5.242 $4.317 $5.366 $5.813 $5.334 $9.131 $10.000	$8.109647 $8.177019 $7.824724 $7.674920 $5.242 $4.317 $5.366 $5.813 $5.334 $9.131	13,819.450 20,284.183 10,603.137 62,201.419 4,756 16,948 3,939 8,408 3,063 1,358
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$13.367871 $14.165304 $13.323344 $10.314 $9.039 $9.551 $7.796 $5.940 $9.759 $10.000	$15.604450 $13.367871 $14.165304 $13.323344 $10.314 $9.039 $9.551 $7.796 $5.940 $9.759	56,203.884 52,850.999 187,540.713 258,697.470 249,319 60,317 65,935 115,599 35,575 1,582
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$24.695555 $23.269606 $20.136156 $15.184 $13.227 $13.200 $11.303 $7.529 $13.254 $11.410	$25.673420 $24.695555 $23.269606 $20.136156 $15.184 $13.227 $13.200 $11.303 $7.529 $13.254	77,929.610 90,314.573 71,791.956 61,501.750 50,812 99,833 203,490 61,512 23,667 21,417

71

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$7.555880 $9.983858 $11.341160 $9.255 $9.108 $9.019 $7.754 $6.797 $10.916 $10.000	$9.267697 $7.555880 $9.983858 $11.341160 $9.255 $9.108 $9.019 $7.754 $6.797 $10.916	68,375.473 61,196.393 90,810.144 84,385.882 108,314 123,253 351,494 167,937 169,320 31,214
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$18.245297 $17.687451 $15.003801 $11.541 $10.448 $9.109 $9.179 $7.950 $10.001 $10.000	$17.347807 $18.245297 $17.687451 $15.003801 $11.541 $10.448 $9.109 $9.179 $7.950 $10.001	53,958.408 63,627.585 67,316.481 44,854.058 44,956 286,198 18,902 20,949 129,562 4,350
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.910248 $4.388318 $5.836043 $9.522 $11.283 $14.141 $10.771 $8.059 $11.785 $10.000	$4.478816 $2.910248 $4.388318 $5.836043 $9.522 $11.283 $14.141 $10.771 $8.059 $11.785	205,840.743 145,130.071 138,360.017 157,849.766 129,765 164,468 231,965 228,869 236,241 46,547
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$4.292019 $3.896822 $4.064605 $4.125 $4.803 $4.395 $5.454 $10.769 $8.246 $10.000	$3.550712 $4.292019 $3.896822 $4.064605 $4.125 $4.803 $4.395 $5.454 $10.769 $8.246	11,889.480 13,220.404 14,166.309 12,150.346 11,223 16,076 10,751 17,238 43,947 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$4.649141 $4.892275 $4.818524 $6.176 $7.833 $7.790 $9.246 $13.428 $9.836 $10.000	$4.321121 $4.649141 $4.892275 $4.818524 $6.176 $7.833 $7.790 $9.246 $13.428 $9.836	3,030.050 6,902.123 34,212.803 35,679.293 36,773 19,681 12,147 25,829 41,758 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.197419 $2.558646 $3.213479 $4.609 $5.747 $6.500 $8.350 $14.247 $9.736 $10.000	$1.952036 $2.197419 $2.558646 $3.213479 $4.609 $5.747 $6.500 $8.350 $14.247 $9.736	17,857.454 9,560.532 13,509.755 14,884.298 28,873 28,677 31,272 29,829 37,934 2,649

72

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$2.234104 $2.280773 $2.544132 $3.747 $4.682 $5.214 $7.430 $11.124 $9.077 $8.793	$1.730061 $2.234104 $2.280773 $2.544132 $3.747 $4.682 $5.214 $7.430 $11.124 $9.077	18,903.537 8,459.867 4,317.112 13,772.223 9,314 11,882 10,573 22,176 45,685 52,456
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$14.234850 $15.366659 $15.182532 $11.206 $9.888 $10.612 $8.610 $6.915 $10.839 $11.224	$16.826838 $14.234850 $15.366659 $15.182532 $11.206 $9.888 $10.612 $8.610 $6.915 $10.839	26,191.463 33,872.472 129,171.123 223,775.626 242,199 55,442 219,817 28,033 21,821 34,662
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$12.585755 $13.893181 $13.293920 $9.777 $8.522 $8.998 $7.461 $6.274 $9.166 $10.000	$16.007821 $12.585755 $13.893181 $13.293920 $9.777 $8.522 $8.998 $7.461 $6.274 $9.166	47,616.297 23,884.786 32,214.009 69,832.789 52,980 41,929 35,243 50,620 39,916 280
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$9.555234 $9.529676 $9.594502 $8.668 $7.533 $7.487 $6.553 $6.182 $9.545 $10.000	$11.481400 $9.555234 $9.529676 $9.594502 $8.668 $7.533 $7.487 $6.553 $6.182 $9.545	49,192.340 20,841.809 17,263.286 23,799.678 76,208 13,212 24,571 4,774 55,746 1,524
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$10.166954 $11.828882 $11.365382 $6.165 $4.820 $6.012 $4.101 $2.962 $8.870 $10.000	$14.017486 $10.166954 $11.828882 $11.365382 $6.165 $4.820 $6.012 $4.101 $2.962 $8.870	53,944.376 91,138.711 107,322.822 136,794.168 115,932 131,719 219,273 150,873 5,616 11
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$16.427469 $17.627230 $13.085493 $16.379 $16.425 $11.587 $10.655 $16.010 $10.824 $10.000	$16.175307 $16.427469 $17.627230 $13.085493 $16.379 $16.425 $11.587 $10.655 $16.010 $10.824	44,387.163 26,397.826 49,992.480 18,272.264 71,361 87,441 61,819 36,674 181,793 44,438

73

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$12.432216 $13.448689 $11.365382 $9.665 $9.773 $8.420 $8.047 $7.358 $10.750 $10.000	$14.130275 $12.432216 $13.448689 $11.365382 $9.665 $9.773 $8.420 $8.047 $7.358 $10.750	98,463.628 68,135.378 89,843.436 136,794.168 110,356 414,251 94,376 330,607 49,425 232,985
TA AB Dynamic Allocation – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$16.641335 $16.862136 $16.173635 $15.278 $14.575 $14.494 $13.428 $10.355 $16.609 $14.176	$16.801972 $16.641335 $16.862136 $16.173635 $15.278 $14.575 $14.494 $13.428 $10.355 $16.609	34,984.723 40,927.435 46,558.201 51,896.960 79,001 102,894 124,811 125,400 146,616 195,032
TA Aegon Government Money Market – Initial Class Subaccount Inception Date February 24, 1989	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$16.122477 $16.323178 $16.526375 $16.732 $16.942 $17.152 $17.365 $17.560 $17.364 $16.741	$15.924859 $16.122477 $16.323178 $16.526375 $16.732 $16.942 $17.152 $17.365 $17.560 $17.364	806,154.699 912,272.807 995,634.251 1,070,147.555 1,231,872 1,334,420 1,380,938 1,744,094 3,004,663 2,075,364
TA Aegon High Yield Bond – Initial Class Subaccount Inception Date May 1, 2003	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$19.120517 $20.213012 $19.682831 $18.696 $16.129 $15.587 $14.036 $9.652 $13.065 $12.989	$21.782301 $19.120517 $20.213012 $19.682831 $18.696 $16.129 $15.587 $14.036 $9.652 $13.065	173,792.703 168,506.199 209,897.881 269,581.349 365,504 370,728 447,462 393,186 156,048 219,465
TA Aegon U.S. Government Securities – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$14.385395 $14.550805 $14.077335 $14.579 $14.040 $13.211 $12.812 $12.417 $11.678 $11.150	$14.250929 $14.385395 $14.550805 $14.077335 $14.579 $14.040 $13.211 $12.812 $12.417 $11.678	177,806.309 201,526.831 231,292.528 250,362.863 376,488 365,044 487,547 436,120 552,463 161,251
TA Asset Allocation – Conservative – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$16.455401 $16.993629 $16.837505 $15.588 $14.688 $14.487 $13.465 $10.887 $13.986 $13.312	$17.004129 $16.455401 $16.993629 $16.837505 $15.588 $14.688 $14.487 $13.465 $10.887 $13.986	840,040.659 930,191.907 1,055,911.095 1,229,468.014 1,438,298 1,533,868 1,660,989 1,930,018 2,175,882 2,019,921

74

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation – Growth – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$17.638088 $18.210095 $17.947808 $14.330 $12.887 $13.795 $12.151 $9.477 $15.896 $14.937	$18.479565 $17.638088 $18.210095 $17.947808 $14.330 $12.887 $13.795 $12.151 $9.477 $15.896	1,062,924.923 1,171,392.462 1,346,066.743 1,572,703.867 1,718,019 1,923,459 2,187,841 2,621,254 3,053,848 4,144,462
TA Asset Allocation – Moderate – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$17.329642 $17.945907 $17.681067 $15.773 $14.594 $14.690 $13.475 $10.794 $14.762 $13.846	$18.068704 $17.329642 $17.945907 $17.681067 $15.773 $14.594 $14.690 $13.475 $10.794 $14.762	1,581,727.880 1,784,313.733 2,066,744.821 2,424,848.731 2,830,683 3,194,495 3,785,897 4,357,562 4,856,860 6,242,962
TA Asset Allocation – Moderate Growth – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$17.646661 $18.275346 $18.039775 $15.300 $14.001 $14.467 $12.994 $10.266 $15.460 $14.520	$18.570411 $17.646661 $18.275346 $18.039775 $15.300 $14.001 $14.467 $12.994 $10.266 $15.460	2,013,253.142 2,318,125.036 2,640,665.425 3,070,772.793 3,280,371 3,687,963 4,331,295 4,910,667 5,920,283 8,080,986
TA Barrow Hanley Dividend Focused – Initial Class Subaccount Inception Date May 1, 1996	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$32.381067 $34.008296 $30.697511 $23.864 $21.628 $21.315 $19.540 $17.356 $26.583 $25.724	$36.752298 $32.381067 $34.008296 $30.697511 $23.864 $21.628 $21.315 $19.540 $17.356 $26.583	659,640.794 742,903.011 847,349.360 928,374.831 1,019,245 1,164,066 1,318,734 1,022,312 933,418 1,176,976
TA BlackRock Tactical Allocation – Service Class Subaccount Inception Date April 29, 2014	2016 2015 2014	$10.226074 $10.366798 $10.030569	$10.595860 $10.226074 $10.366798	132,142.053 157,496.151 164,974.352
TA Clarion Global Real Estate Securities – Initial Class Subaccount Inception Date May 1, 1998	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$32.753746 $33.363924 $29.746094 $28.989 $23.435 $25.171 $22.034 $16.721 $29.384 $31.892	$32.552686 $32.753746 $33.363924 $29.746094 $28.989 $23.435 $25.171 $22.034 $16.721 $29.384	281,770.752 320,653.794 350,566.878 392,239.859 448,740 493,941 560,741 647,961 815,644 1,224,342

75

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA International Moderate Growth – Initial Class Subaccount Inception Date May 1, 2006	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$10.608995 $10.920791 $11.109932 $9.980 $8.958 $9.792 $8.972 $7.004 $11.103 $10.343	$10.606215 $10.608995 $10.920791 $11.109932 $9.980 $8.958 $9.792 $8.972 $7.004 $11.103	104,097.740 131,445.056 140,193.159 161,597.184 176,406 200,652 209,166 210,943 226,269 378,325
TA Janus Balanced – Service Class Subaccount Inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.216636 $1.230340 $1.155268 $0.983 $0.885 $1.004 $0.986 $0.987	$1.251155 $1.216636 $1.230340 $1.155268 $0.983 $0.885 $1.004 $0.986	1,319,137.445 1,288,255.863 1,202,812.383 999,746.866 517,333 579,476 689,306 165,466
TA Janus Mid-Cap Growth – Initial Class Subaccount Inception Date March 1, 1993	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$63.228921 $67.411441 $68.244066 $49.659 $46.097 $50.029 $37.829 $23.855 $44.972 $37.163	$61.174085 $63.228921 $67.411441 $68.244066 $49.659 $46.097 $50.029 $37.829 $23.855 $44.972	757,843.790 855,796.740 969,239.493 1,122,765.329 1,257,831 1,453,448 1,340,251 1,529,167 1,699,120 2,113,773
TA Jennison Growth – Initial Class Subaccount Inception Date April 29, 2010	2016 2015 2014 2013 2012 2011 2010	$19.215351 $17.464178 $16.081216 $11.824 $10.342 $10.537 $10.000	$18.665950 $19.215351 $17.464178 $16.081216 $11.824 $10.342 $10.537	342,078.582 440,157.495 402,861.980 374,504.071 427,027 449,890 438,920
TA JPMorgan Core Bond – Initial Class Subaccount Inception Date February 24, 1989	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$39.751866 $40.003560 $38.455324 $39.667 $38.260 $36.025 $33.698 $31.136 $29.859 $28.271	$40.201796 $39.751866 $40.003560 $38.455324 $39.667 $38.260 $36.025 $33.698 $31.136 $29.859	362,078.582 411,900.665 455,290.430 510,295.271 648,039 803,795 786,817 940,213 988,483 1,094,236
TA JPMorgan Enhanced Index – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$20.371817 $20.641692 $18.303332 $13.985 $12.170 $12.232 $10.753 $8.401 $13.578 $13.152	$22.404986 $20.371817 $20.641692 $18.303332 $13.985 $12.170 $12.232 $10.753 $8.401 $13.578	180,369.351 206,259.305 163,786.237 190,732.327 187,666 166,419 152,606 168,530 196,780 203,871

76

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Mid Cap Value – Initial Class Subaccount Inception Date May 3, 1999	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$30.985147 $32.254754 $28.327822 $21.759 $18.280 $18.143 $14.936 $11.963 $18.048 $17.771	$35.069454 $30.985147 $32.254754 $28.327822 $21.759 $18.280 $18.143 $14.936 $11.963 $18.048	135,080.918 151,960.384 169,480.089 189,587.033 220,883 252,068 277,452 318,182 395,908 560,359
TA JPMorgan Tactical Allocation – Initial Class Subaccount Inception Date March 1, 1994	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$34.921026 $35.395495 $33.642033 $32.284 $30.348 $29.650 $30.054 $29.205 $30.974 $31.513	$36.029041 $34.921026 $35.395495 $33.642033 $32.284 $30.348 $29.650 $30.054 $29.205 $30.974	383,280.588 439,455.300 495,355.969 567,195.666 645,335 736,940 853,786 1,099,078 1,273,940 1,615,698
TA Managed Risk – Balanced ETF – Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.191567 $12.566340 $12.169791 $11.058 $10.329 $10.307 $9.428 $8.192 $10.000	$12.493326 $12.191567 $12.566340 $12.169791 $11.058 $10.329 $10.307 $9.428 $8.192	132,483.932 130,755.772 65,360.733 45,240.839 21,094 8,036 2,642 2,253 1,007
TA Managed Risk – Growth ETF – Service Class Subaccount Inception Date May 1, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.123404 $12.722058 $12.389096 $10.561 $9.586 $9.817 $8.795 $7.230 $10.000	$12.533183 $12.123404 $12.722058 $12.389096 $10.561 $9.586 $9.817 $8.795 $7.230	62,925.357 67,843.283 87,493.447 76,472.551 36,899 40,496 33,959 38,293 24,806
TA MFS International Equity – Initial Class Subaccount Inception Date January 2, 1997	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$15.567591 $15.750152 $16.817174 $14.419 $11.952 $13.454 $12.328 $9.408 $14.721 $13.656	$15.387999 $15.567591 $15.750152 $16.817174 $14.419 $11.952 $13.454 $12.328 $9.408 $14.721	663,668.148 748,775.573 752,824.962 779,183.465 825,387 881,477 1,015,135 1,148,732 1,450,763 1,793,603
TA Morgan Stanley Capital Growth – Initial Class Subaccount Inception Date May 3, 1999	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$31.132854 $28.198051 $26.933505 $18.395 $16.119 $17.327 $13.766 $10.897 $17.339 $17.377	$30.053585 $31.132854 $28.198051 $26.933505 $18.395 $16.119 $17.327 $13.766 $10.897 $17.339	281,959.036 340,621.826 346,638.998 410,438.402 442,268 500,239 583,546 618,930 761,665 1,111,649

77

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Multi-Managed Balanced – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$22.073697 $22.301750 $20.377790 $17.471 $15.716 $15.294 $12.476 $10.002 $14.982 $13.353	$23.518721 $22.073697 $22.301750 $20.377790 $17.471 $15.716 $15.294 $12.476 $10.002 $14.982	1,987,760.363 2,160,061.774 2,419,430.937 3,736,087.628 2,905,502 3,253,139 3,676,820 284,359 293,030 935,844
TA PIMCO Tactical - Balanced – Service Class Subaccount Inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.048770 $1.089615 $1.023106 $0.926 $0.929 $0.973 $1.021 $0.998	$1.091586 $1.048770 $1.089615 $1.023106 $0.926 $0.929 $0.973 $1.021	711,742.734 805,035.601 1,080,099.357 1,079,341.920 1,077,598 1,682,317 1,828,958 255,223
TA PIMCO Tactical - Conservative – Service Class Subaccount Inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.005160 $1.039307 $0.967874 $0.906 $0.904 $0.989 $1.023 $0.997	$1.042207 $1.005160 $1.039307 $0.967874 $0.906 $0.904 $0.989 $1.023	408,891.484 345,765.607 353,978.420 384,277.624 472,508 470,679 576,338 214,242
TA PIMCO Tactical - Growth – Service Class Subaccount Inception Date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.005321 $1.054324 $1.003354 $0.870 $0.875 $1.002 $1.022 $0.996	$1.041313 $1.005321 $1.054324 $1.003354 $0.870 $0.875 $1.002 $1.022	182,918.809 199,263.297 234,627.026 214,940.824 250,164 170,584 171,546 38,560
TA PIMCO Total Return – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$16.192235 $16.282231 $15.749672 $16.363 $15.406 $14.678 $13.864 $12.097 $12.601 $11.711	$16.426547 $16.192235 $16.282231 $15.749672 $16.363 $15.406 $14.678 $13.864 $12.097 $12.601	652,068.730 738,959.891 802,830.870 1,077,339.294 1,416,753 1,271,878 1,527,641 1,411,213 1,218,245 1,097,225
TA QS Investors Active Asset Allocation – Conservative – Service Class Subaccount Inception Date December 9, 2011	2016 2015 2014 2013 2012 2011	$11.063543 $11.472675 $11.211769 $10.602 $10.054 $10.000	$11.216649 $11.063543 $11.472675 $11.211769 $10.602 $10.054	22,139.057 24,679.505 22,272.311 17,172.645 19,409 12,186
TA QS Investors Active Asset Allocation – Moderate Growth – Service Class Subaccount Inception Date December 9, 2011	2016 2015 2014 2013 2012 2011	$11.731739 $12.708875 $12.465721 $10.833 $9.886 $10.000	$11.815181 $11.731739 $12.708875 $12.465721 $10.833 $9.886	30,488.529 32,721.520 47,853.803 50,356.051 56,453 78,987

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1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Small/Mid Cap Value – Initial Class Subaccount Inception Date October 1, 2004	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$28.035984 $29.118009 $28.017968 $20.810 $18.105 $18.831 $14.620 $10.336 $17.699 14.367	$33.540701 $28.035984 $29.118009 $28.017968 $20.810 $18.105 $18.831 $14.620 $10.336 $17.699	937,331.614 1,057,570.348 1,241,442.034 1,411,844.646 443,532 504,583 552,554 606,656 771,855 90,370
TA T. Rowe Price Small Cap – Initial Class Subaccount Inception Date May 3, 1999	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$28.909093 $28.575059 $27.153794 $19.083 $16.702 $16.629 $12.525 $9.143 $14.522 $13.416	$31.756951 $28.909093 $28.575059 $27.153794 $19.083 $16.702 $16.629 $12.525 $9.143 $14.522	317,906.153 337,103.404 338,742.050 393,365.796 395,646 428,630 473,101 463,486 540,433 710,152
TA Torray Concentrated Growth – Initial Class Subaccount Inception Date April 30, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$24.013604 $24.702499 $22.738448 $17.297 $14.953 $15.491 $13.161 $10.000	$25.315949 $24.013604 $24.702499 $22.738448 $17.297 $14.953 $15.491 $13.161	201,378.810 218,354.322 240,959.657 290,146.912 274,682 289,562 306,554 347,401
TA WMC US Growth – Initial Class Subaccount Inception Date May 1, 2002	2016 2015 2014 2013 2012 2011 2010 2009 2008 2007	$22.816343 $21.621008 $19.703487 $15.060 $13.475 $14.172 $12.180 $9.545 $17.900 $15.587	$23.168824 $22.816343 $21.621008 $19.703487 $15.060 $13.475 $14.172 $12.180 $9.545 $17.900	7,808,541.181 8,781,285.956 10,011,013.772 11,342,761.851 12,672,890 14,327,652 11,566,607 13,115,166 14,906,518 18,213,827

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APPENDIX C

GUARANTEED MINIMUM INCOME BENEFIT RIDER

(NO LONGER AVAILABLE)

The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.” By selecting this rider, you are guaranteed a future minimum level of income under the rider’s fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)

You may purchase the rider when we issue your policy or anytime before the annuitant’s 85th birthday.

You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:

●	you may not annuitize under the Term Certain fixed annuity payment option;
●	we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.

See Annuity Payment Options Under the Rider below, and Annuity Factor Age Adjustment in the SAI for more information.

Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:

●	the annuity value on the date the rider is issued, plus
●	any additional premiums paid after the rider date, minus
●	an adjustment for any partial withdrawals made after the rider date
●	accumulated at the annual growth rate, plus
●	any premium taxes.

The annual growth rate is currently 6% per year. For policies issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your policy, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Partial withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the policy.

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Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:

Fixed Annuity Payment Options:

●	Term Certain - Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.

Variable Annuity Payment Options:

●	Life Income - An election may be made for “No Period Certain,” “10 Years Certain,” or “Installment Refund.” Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

●	Joint and Full Survivor - An election may be made for “No Period Certain,” “10 Years Certain,” or “Installment Refund.” Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.

Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.

If:

●	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
●	the annuitant dies, for example, before the due date of the second annuity payment;

Then:

●	we will make only one annuity payment and there will be no death benefit payable.

Annuity Factor Age Adjustment. If you annuitize under one of the rider’s variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant’s age (age 85 if the annuitant’s age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:

Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0

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Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant’s 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.

If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider’s issue date, so that annuitizing prior to the new rider’s 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider’s benefits and charges prior to upgrading.

It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider’s first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant’s 89th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.

Note Carefully:

●	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.
●	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.

Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize” the payments (hold them constant) during each rider year.

During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including policy surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

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We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.

Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.

Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our administrative office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:

●	annuitization that is not under the rider;
●	the date you elect to upgrade (although a new rider will be issued);
●	the date we receive your complete written request to terminate the rider;
●	the date your policy terminates or is surrendered;
●	30 days following the rider anniversary after the annuitant’s 89th birthday (earlier if required by your state); or
●	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.

However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.

The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the policy’s applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

The rider may vary by state and is not available in all states. We recommend that you consult your tax advisor before you purchase this rider.

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STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM ATTAINER®

VARIABLE ANNUITY

Issued through

WRL SERIES ANNUITY ACCOUNT

Offered by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Attainer® variable annuity offered by Transamerica Premier Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2017, by calling 1-800-851-9777 (Monday – Friday 8:30 a.m. - 7:00 p.m. Eastern Time), by writing to, Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by visiting our website at www.premier.transamerica.com. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this SAI.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the policy and with the prospectuses for the funds.

Dated: May 1, 2017

TPLIC00027-5/2017

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DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the policy date and the maturity date while the policy is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

Administrative Office	Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 851-9777. Our hours are Monday - Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

age	The issue age, which is the annuitant’s age on the birthday nearest the policy date, plus the number of completed policy years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the policy.

annuitant	The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the policy’s death benefit provisions and annuity provision.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the policy.

cash value	The annuity value less any applicable premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual policy charge, and any rider charges.

Code	The Internal Revenue Code of 1986, as amended.

policy anniversary	The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.

policy date	Generally, the later of the date on which the initial purchase payment is received, or the date that the properly completed application is received, at Transamerica Premier Life Insurance Company’s administrative and service office. We measure Monthiversaries, policy years, policy months and policy anniversaries from the policy date.

death benefit proceeds	If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your policy.

death claim day	Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

death report day	The valuation date on which we have received due proof of death.

fixed account	An investment option to which you can direct your money under the policy, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

fixed account value	During the accumulation period, your policy’s value in the fixed account.

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funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the policy in the future.

in force	Condition under which the policy is active and the owner is entitled to exercise all rights under the policy.

maturity date	The date on which the accumulation period ends and annuity payments begin.

monthiversary	The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the Monthiversary is the first day of the next month.

NYSE	New York Stock Exchange.

nonqualified policies	Policies issued other than in connection with retirement plans.

owner (you, your)	The person(s) entitled to exercise all rights under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio	A separate investment portfolio of a fund.

purchase
payments/premium	Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “purchase payment” or “premium” in this SAI, it has the same meaning as “net payment” in the policy, which means the purchase payment less any applicable premium taxes.

qualified policies	Policies issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

separate account value	During the accumulation period, your policies value in the separate account, which equals the sum of the values in each subaccount.

subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the policies. Subaccounts corresponding to each portfolio hold assets under the policy during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

successor owner	The person who becomes the new owner if the owner is not the annuitant and dies before the annuitant.

surrender	The termination of a policy at the option of an owner.

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valuation date/
business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Compnay is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Transamerica Premier
Life Insurance Company
(we, us, our)	Transamerica Premier Life Insurance Company (“TPLIC”).

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In order to supplement the description in the prospectus, the following provides additional information about TPLIC and the policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with TPLIC’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of an owner’s spouse in a community or marital property state.

A successor owner may be named in the policy application or in a written notice to our administrative and service office. The successor owner will become the new owner upon the owner’s death, if the owner is not the annuitant and dies before the annuitant. If no successor owner survives the owner and the owner dies before the annuitant, the owner’s estate will become the owner.

An owner may change the ownership of the policy in a written notice to our administrative and service office. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will take effect as of the date TPLIC accepts the written notice at our administrative and service office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing an owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

Entire Policy

The policy and any endorsements thereon and the policy application constitute the entire policy between TPLIC and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Gender

During the Accumulation Phase. If the age of any person upon whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.

TPLIC reserves the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.

After the Annuity Commencement Date. TPLIC may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, TPLIC will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.

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Annuity Payment Options

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified policies.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the policies existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. For certain qualified policies the use of unisex mortality tables may be required.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:

Maturity Date	Adjusted Age

Before 2001	Actual Age
2001-2010	Actual Age minus 1
2011-2020	Actual Age minus 2
2021-2030	Actual Age minus 3
2031-2040	Actual Age minus 4
After 2040	As determined by TPLIC

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the policy in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

Death Benefit

Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Tax Information in the Prospectus for a detailed description of these rules. Other rules may apply to qualified policies.

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If an owner is not the annuitant and dies before the annuitant:

●	if no successor owner is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;
●	if the successor owner is alive and is the owner’s spouse, the policy will continue with the spouse as the new owner; or
●	if the successor owner is alive and is not the owner’s spouse, the successor owner will become the new owner. The cash value must be distributed either:
●	within five years of the former owner’s death; or
●	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
●	over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this policy will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.

If the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the policy, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit (See Tax Information in the Prospectus.) We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day.

If a beneficiary elects to receive the death benefit proceeds under the alternate payment option (1) or 2(ii) above, then we will: (a) allow partial withdrawals and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the policy year; (c) deduct the annual policy charge each policy year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the policy upon complete distribution.

The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If the beneficiary dies during the distribution period, we will pay the remaining value of the policy first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

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Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our administrative and service office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary.) The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative and service office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the policy before such payments are due. To the extent permitted by law, no payments under the policy will be subject to the claims of any beneficiary’s creditors.

Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a partial withdrawal on the Additional Earnings Rider Amount.

EXAMPLE 1 – Basic Additional Earnings Rider Example, with no additional purchase payments or partial withdrawals (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death	$75,000.00	Death Benefit Proceeds (DBP)
	$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 – 40,000
	$14,000.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 35,000 * 40% = 14,000 or b) REL * RBI * AEF = 250% * 40,000 * 40% = 40,000 or c) MRB = 1,000,000.

EXAMPLE 2 – Additional Earnings Rider Example, showing the effect of a partial withdrawal (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Partial Withdrawal	$50,000.00	Annuity Value before partial withdrawal (AV)
	$15,000.00	Partial Withdrawal (PW) (including withdrawal charges)
	$12,000.00	Withdrawal Adjustment to Base (WAB) = PW * RBI / AV = 15,000 * 40,000 / 50,000
	$28,000.00	Rider Base after partial withdrawal (RB) = RBI – WAB = 40,000 – 12,000

At Death	$70,000.00	Death Benefit Proceeds (DBP)
	$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 – 28,000
	$16,800.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 42,000 * 40% = 16,800 or b) REL * RB * AEF = 250% * 28,000 * 40% = 28,000 or c) MRB = 1,000,000.

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Assignment

During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified policy. The assignment of a policy will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative and service office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified policies, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

Proof of Age, Gender and Survival

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

Non-Participating

The policy will not share in TPLIC’s surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or by their spouse or minor children, or by an officer, director, trustee or bona fide full-time employee of TPLIC or its affiliated companies or their spouse or minor children. In such a case, we may credit an amount equal to a percentage of each purchase payment to the policy due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced or waived fees and charges including, but not limited to, the withdrawal charge and the annual policy charge, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

INVESTMENT EXPERIENCE

Accumulation Units

Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, purchase payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

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An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:
(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
(3)	a per share credit or charge for any taxes determined by TPLIC to have resulted during the valuation period from the investment operations of the subaccount;
(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B - C) - E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.25% on an annual basis; on a daily basis, this equals .000034035.

Then, the net investment factor =	($11.57 + 0 - 0) - .000034035 = Z = 1.014878246
($11.40)

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Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume = $X

B =	The net investment factor for the current valuation period.
Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the mortality and expense risk and administrative charges that will equal an annual rate of 1.40%) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;
(b)	is the net investment factor for that subaccount for the valuation period; and
(c)	is the assumed investment return adjustment factor for the valuation period.

The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk charge and the administrative charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of the portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.

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Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = ABC

Where: A =	Annuity unit value for the immediately preceding valuation period.
	Assume	= $X

B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
	Assume	= Y

C =	A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.
	Assume	= Z

Then, the annuity unit value is:         $XYZ = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment = AB

                                                                      $1,000

Where: A =	The annuity value as of the maturity date.
	Assume	= $X

B =	The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the policy.
	Assume	= $Y

Then, the first monthly variable annuity payment = $XY = $Z

                                                                                    1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units = A

                                            B

Where: A =	The dollar amount of the first monthly variable annuity payment.
	Assume	= $X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.
	Assume	= $Y

Then, the number of annuity units =  $X = Z

                                                             $Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

Yield - The yield quotation set forth in the prospectus for the TA Aegon Government Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income

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other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield - The effective yield quotation for the TA Aegon Government Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1

The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual policy charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular policy, nor do they reflect the withdrawal charge that may be assessed at the time of withdrawal in an amount ranging up to 6% of the requested withdrawal amount. Nor do the yield and effective yield calculations take into account the surrender charges imposed under the policy or the charges for any optional riders. The specific withdrawal charge percentage applicable to a particular withdrawal depends on the length of time purchase payments have been held under the policy and whether withdrawals have been made previously during that policy year. (See Expenses--Withdrawal Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the policies, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Transamerica Aegon Government Money Market VP subaccount and the fund are excluded from the calculation of yield.

The yield on amounts held in the TA Aegon Government Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA Aegon Government Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica Aegon Government Money Market VP, the types and quality of portfolio securities held by the Transamerica Aegon Government Money Market VP and its operating expenses. Because of the charges and deductions imposed under a policy, the yield for the TA Aegon Government Money Market Subaccount will be lower than the yield for the corresponding money market portfolio.

Total Returns

The total return quotations set forth in the prospectus for all subaccounts, except the TA Aegon Government Money Market subaccount, holding assets for the policies during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

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P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the TA Aegon Government Money Market subaccount, the calculations take into account all current fees that are charged under the policy to all owner accounts during the accumulation period except the optional Additional Earnings Rider. Such fees include the mortality and expense risk charge, the administrative charge, and the annual policy charge. The calculations also assume a complete surrender as of the end of the particular period; therefore, the withdrawal charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer or withdrawal charges that may be applicable to a particular policy.

Other Performance Data

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the policy and that the data may be presented for different time periods and for different purchase payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

(1 + T)n - 1

Where:  T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the policy, as if the policy had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual policy charge. Such data may or may not assume a complete surrender of the policy at the end of the period. The charge for the optional Additional Earnings Rider will not be deducted.

Advertising and Sales Literature

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety

15

of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a policy until a distribution is made under the policy. As a result, the policy will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

PUBLISHED RATINGS

TPLIC may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings. These ratings are opinions of an operating insurance company’s financial strength and capacity to meet its obligations to policy owners. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

ADMINISTRATION

TPLIC performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by TPLIC. As presently required by the 1940 Act and regulations promulgated thereunder, TPLIC will mail to all policy owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Policy owners will also receive confirmation of each financial transaction including: purchase payments, transfers, partial withdrawals, and a complete surrender, and any other reports required by law or regulation.

DISTRIBUTION OF THE POLICIES

TCI serves as principal underwriter for the policies. TCI’s home office is located at 1801 California Street, Suite 5200 Denver, Colorado 80202. TCI is an affiliate of TPLIC and, like TPLIC, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

The policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.

During fiscal years 2016, 2015, and 2014 , $1,149,826, $1,255,601, and $1,315,049 , respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.

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We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interest for such firms or its sales representatives.

OTHER PRODUCTS

TPLIC makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

TPLIC holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from TPLIC’s general account assets. TPLIC maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by TPLIC’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of TPLIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the WRL Series Annuity Account as of December 31, 2016 and for the years ended December 31, 2016 and 2015, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP,

One North Wacker Drive

Chicago, IL 60606

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of an owner’s interest in the separate account will be affected solely by the investment results of the selected subaccount(s). TPLIC’s financial statements which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for TPLIC as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

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APPENDIX A

GUARANTEED MINIMUM INCOME BENEFIT RIDER – HYPOTHETICAL ILLUSTRATIONS

(NO LONGER AVAILABLE)

This discussion assumes the rider is included in the policy.

Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 purchase payment when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent purchase payments, loans or partial withdrawals, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the policy is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% mortality and expense risk and administrative charges, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.

Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only	Life 10	Life Only	Life 10	Life Only	Life 10
10 (age 70)	$ 1,112	$ 1,049	$ 1.035	$ 999	$ 876	$ 870
15	1,787	1,605	1,663	1,545	1,366	1,349
20 (age 80)	2,960	2,440	2,777	2,392	2,200	2,116

Life Only = Life Annuity with No Period Certain    Life 10 = Life Annuity with 10 Years Certain

These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial withdrawals will affect the minimum annuitization value as follows: Each rider year, partial withdrawals up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial withdrawals over this limit will reduce the minimum annuitization value by an amount equal to the excess partial withdrawals amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial withdrawal to the annuity value immediately prior to the excess partial withdrawal.

The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

18

The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.

We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.

Illustrations of Annuity Payment Values Between the policy and the Guaranteed Minimum Income Benefit Rider. The following graphs have been prepared to show how different rates of return affect your variable annuity payments over time when you can annuitize under the policy or the Guaranteed Minimum Income Benefit Rider. The graphs incorporate hypothetical rates of return and we do not guarantee that you will earn these returns for any one year or any sustained period of time. The graphs are for illustrative purposes only and do not represent past or future investment returns.

Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are different from those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will, in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose to annuitize under the rider.

Another factor that determines the amount of your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the subaccounts, net of all charges, is less than the AIR. If you annuitize under the rider, we guarantee that each subsequent payment will be equal to or greater than your initial payment.

The Hypothetical Illustration based on 10% Gross Rate graph below illustrates differences in monthly variable annuity payments assuming a 10% investment return between annuitizing under the policy and the rider.

●	The graph for the policy assumes an annuity value (“AV”) of $150,000; the entire annuity value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.

●	The graph for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000; the entire MAV was allocated to variable annuity payments; the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.

19

●	The graph illustrates gross returns of 10.00% (net returns after expenses and after AIR deduction are 3.60% for the policy and 2.50% for the rider).

Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of policy year	Annuitization under policy (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$ 1,060.50	$ 1,054.80
2	$ 1,098.68	$ 1,082.32
3	$ 1,138.23	$ 1,110.68
4	$ 1,179.21	$ 1,139.80
5	$ 1,221.66	$ 1,169.72
6	$ 1,265.64	$ 1,200.45
7	$ 1,311.20	$ 1,232.03
8	$ 1,358.40	$ 1,264.48
9	$ 1,407.31	$ 1,297.81
10	$ 1,457.97	$ 1,332.07
11	$ 1,510.46	$ 1,367.27
12	$ 1,564.83	$ 1,403.44
13	$ 1,621.17	$ 1,440.61
14	$ 1,679.53	$ 1,478.80
15	$ 1,739.99	$ 1,518.05
16	$ 1,802.63	$ 1,558.37
17	$ 1,867.53	$ 1,599.81
18	$ 1,934.76	$ 1,642.39
19	$ 2,004.41	$ 1,686.13
20	$ 2,076.57	$ 1,731.07
* The corresponding net returns are 3.60% and 2.50%.

20

Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of policy Year	Annuitization under policy (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$ 1,060.50	$ 1,054.80
2	$ 992.63	$ 1,054.80
3	$ 929.10	$ 1,054.80
4	$ 869.64	$ 1,054.80
5	$ 813.98	$ 1,054.80
6	$ 761.89	$ 1,054.80
7	$ 713.13	$ 1,054.80
8	$ 667.49	$ 1,054.80
9	$ 624.77	$ 1,054.80
10	$ 584.78	$ 1,054.80
11	$ 547.36	$ 1,054.80
12	$ 512.32	$ 1,054.80
13	$ 479.54	$ 1,054.80
14	$ 448.85	$ 1,054.80
15	$ 420.12	$ 1,054.80
16	$ 393.23	$ 1,054.80
17	$ 368.06	$ 1,054.80
18	$ 344.51	$ 1,054.80
19	$ 322.46	$ 1,054.80
20	$ 301.82	$ 1,054.80
* The corresponding net returns are -6.40% and -7.50%.

The Hypothetical Illustration based on 0% Gross Rate graph above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting annuitization under the policy and rider. The assumptions are the same as the above except the 0% gross rate. The graph illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are –6.4% for the policy and -7.5% for the rider.

21

The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the policy and the rider may be higher or lower, will vary from year to year, and will depend on how you allocate among the subaccounts. The separate account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the policy, which increases to 2.50% of the average daily net assets if you annuitize under one of the rider variable payment options.

Upon request, we will furnish you with a customized illustration based on your individual circumstances and choice of annuity options.

22

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Premier Life Insurance Company

Years Ended December 31, 2016, 2015 and 2014

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Premier Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2016, 2015 and 2014

INTERNAL

Report of Independent Auditors

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Premier Life Insurance Company (the “Company”), which comprise the statutory balance sheet as of December 31, 2016 and 2015, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2016, 2015, and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015 or the results of its operations or its cash flows for the years ended December 31, 2016, 2015, and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory basis financial statements taken as a whole. The Supplemental Schedule of Selected Statutory-Basis Financial Data, Supplemental Schedule of Investment Risks Interrogatories – Statutory Basis and Summary Investment Schedule – Statutory Basis (collectively, the “supplemental schedules”) of the Company as of December 31, 2016 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ Pricewaterhouse Coopers, LLP

Chicago, Illinois

April 24, 2017

PricewaterhouseCoopers LLP, One North Wacker

Chicago, IL 60606 T: (312) 298 2000, F: (312) 298 2001 www.pwc.com

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2016	2015
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,208,373	$883,173
Bonds	13,230,216	14,471,372
Preferred stocks	10,449	6,428
Common stocks:
Affiliated entities (cost: 2016 – $56,261; 2015 – $58,942)	40,104	61,610
Unaffiliated entities (cost: 2016 – $73,118; 2015 – $26,652)	111,964	50,528
Mortgage loans on real estate	1,598,685	1,687,756
Real estate, at cost less accumulated depreciation (2016 – $17,462; 2015 – $43,305):
Home office properties	24,782	25,799
Investment properties	194,408	191,248
Properties held for sale	7,498	10,264
Policy loans	926,400	925,179
Securities lending reinvested collateral assets	425,875	354,051
Derivatives	33,358	42,568
Other invested assets	650,134	649,193

Total cash and invested assets	$18,462,244	$19,359,169
Accrued investment income	$176,993	$185,526
Cash surrender value of life insurance policies	165,912	162,440
Premiums deferred and uncollected	187,663	194,807
Current federal income tax recoverable	5,918	16,936
Net deferred income tax asset	315,217	337,506
Reinsurance receivable	12,160	18,278
Other assets	52,419	54,905
Separate account assets	22,102,315	21,319,849

Total admitted assets	$41,480,842	$41,649,416

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31	December 31
	2016	2015
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$8,422,870	$7,924,978
Annuity	3,344,133	3,363,955
Accident and health	1,043,778	977,785
Policy and contract claim reserves:
Life	115,137	136,059
Accident and health	128,651	130,605
Liability for deposit-type contracts	1,063,250	639,671
Other policyholders’ funds	10,351	14,950
Funds held under reinsurance treaties	628,416	4,020,771
Commissions to agents due or accrued	62,387	49,414
Transfers from separate accounts due or accrued	(75,107)	(105,612)
Unearned investment income	16,339	14,668
Remittances and items not allocated	13,631	49,061
Asset valuation reserve	225,467	270,586
Interest maintenance reserve	278,692	283,137
Derivatives	53,051	22,768
Payable for derivative cash collateral	335,230	309,456
Payable for securities	90,247	3,298
Payable for securities lending	425,875	354,051
Borrowed money	1,346,634	161,834
Payable to parent, subsidiaries and affiliates	64,869	83,509
Other liabilities	106,949	116,645
Separate account liabilities	22,102,315	21,319,849

Total liabilities	39,803,165	40,141,438
Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding	7,364	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	2,773	2,773
Surplus notes	160,000	160,000
Paid-in surplus	710,132	710,379
Special Surplus Funds	2,105	2,158
Unassigned surplus	795,303	625,304

Total capital and surplus	1,677,677	1,507,978

Total liabilities and capital and surplus	$41,480,842	$41,649,416

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,328,402	$1,217,027	$998,356
Annuity	764,576	778,135	755,165
Accident and health	1,182,595	1,123,016	4,583,806
Net investment income	884,585	840,834	825,970
Amortization of interest maintenance reserve	25,293	24,668	24,763
Commissions and expense allowances on reinsurance ceded	158,779	162,538	46,416
Income from fees associated with investment management, administration and contract guarantees for separate accounts	303,084	318,664	329,455
Reserve adjustment on reinsurance ceded	(180,319)	(397,377)	(272,265)
Consideration on reinsurance transaction	133,475	329	54,150
Other income	29,766	53,238	45,989

	4,630,236	4,121,072	7,391,805
Benefits and expenses:
Benefits paid or provided for:
Life	301,455	284,437	294,262
Accident and health	813,565	732,800	307,628
Annuity benefits	376,323	344,697	327,261
Surrender benefits	1,001,765	1,110,799	1,233,336
Other benefits	86,728	75,448	96,032
Increase (decrease) in aggregate reserves for policies and contracts:
Life	497,892	357,155	217,907
Annuity	(14,166)	(296,314)	(166,726)
Accident and health	65,993	90,920	(68,891)

	3,129,555	2,699,942	2,240,810
Insurance expenses:
Commissions	858,430	828,793	467,288
General insurance expenses	318,938	332,879	297,889
Taxes, licenses and fees	60,229	54,384	59,097
Net transfers from separate accounts	(214,499)	(228,324)	(296,321)
Reinsurance transaction – modco reserve adjustment on reinsurance assumed	9,233	13,925	3,914,522
IMR adjustment due to reinsurance	(55,837)	–	–
Funds withheld ceded investment income	149,017	155,888	150,424
Other expenses	9,456	57,343	25,632

	1,134,968	1,214,888	4,618,531

Total benefits and expenses	4,264,522	3,914,830	6,859,341

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Dividends to policyholders	$1,088	$1,134	$1,255

Gain from operations before federal income tax (benefit) expense and net realized capital (losses) gains on investments	364,625	205,108	531,209
Federal income tax (benefit) expense	14,355	(29,748)	196,140

Gain from operations before net realized capital (losses) gains on investments	350,270	234,856	335,069
Net realized capital (losses) gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(11,391)	(21,032)	15,662

Net income	$338,879	$213,824	$350,731

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus —Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2014	$7,364	$2,773	$160,000	$—	$909,326	$297,209	$1,376,672
Net Income (loss)	—	—	—	—	—	350,731	350,731
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(83,256)	(83,256)
Change in net deferred income tax asset	—	—	—	—	—	(23,947)	(23,947)
Change in nonadmitted assets	—	—	—	—	—	(58,865)	(58,865)
Change in reserve on account of change in valuation basis	—	—	—	—	—	428	428
Change in asset valuation reserve	—	—	—	—	—	13,841	13,841
Change in surplus as a result of reinsurance	—	—	—	—	—	267,941	267,941
Dividends to stockholders	—	—	—	—	—	(50,000)	(50,000)
Other changes, net	—	—	—	2,573	719	(22,132)	(18,840)

Balance at December 31, 2014	$7,364	$2,773	$160,000	$2,573	$910,045	$691,950	$1,774,705
Net income (loss)	—	—	—	—	—	213,824	213,824
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(12,492)	(12,492)
Change in net deferred income tax asset	—	—	—	—	—	121,924	121,924
Change in nonadmitted assets	—	—	—	—	—	(70,668)	(70,668)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(228,062)	(228,062)
Change in asset valuation reserve	—	—	—	—	—	(12,997)	(12,997)
Change in surplus as a result of reinsurance	—	—	—	—	—	(98,071)	(98,071)
Cumulative effect of change in accounting principles	—	—	—	—	—	30,444	30,444
Return of capital	—	—	—	—	(200,000)	—	(200,000)
Other changes, net	—	—	—	(415)	334	(10,548)	(10,629)

Balance at December 31, 2015	$7,364	$2,773	$160,000	$2,158	$710,379	$625,304	$1,507,978

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2016	$7,364	$2,773	$160,000	$2,158	$710,379	$625,304	$1,507,978
Net income (loss)	—	—	—	—	—	338,879	$338,879
Change in net unrealized capital gains/losses,net of tax	—	—	—	—	—	(16,737)	$(16,737)
Change in net deferred income tax asset	—	—	—	—	—	(42,535)	$(42,535)
Change in other nonadmitted assets	—	—	—	—	—	46,683	$46,683
Change in asset valuation reserve	—	—	—	—	—	45,119	$45,119
Change in surplus as a result of reinsurance	—	—	—	—	—	(73,924)	$(73,924)
Dividend to Stockholders	—	—	—	—	—	(125,000)	$(125,000)
Other changes, net	—	—	—	(53)	(248)	(2,485)	$(2,785)

Balance at December 31, 2016	$7,364	$2,773	$160,000	$2,105	$710,131	$795,304	$1,677,677

See accompanying notes.

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Operating activities
Premiums collected, net of reinsurance	$3,044,424	$3,130,025	$6,330,343
Net investment income	887,716	882,391	869,754
Miscellaneous income	365,830	257,013	244,597
Benefit and loss related payments	(2,603,139)	(2,600,351)	(2,291,355)
Net transfers from separate accounts	245,004	274,415	360,633
Commissions, expenses paid, and other deductions	(1,410,231)	(1,462,818)	(4,660,707)
Dividends paid to policyholders	(1,178)	(1,233)	(1,316)
Federal income taxes (paid) received	(12,516)	(132,592)	(83,769)

Net cash provided by operating activities	515,910	346,850	768,180
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	2,676,294	3,804,173	1,992,267
Stocks	6,453	53,689	3,662
Mortgage loans	209,326	586,271	206,081
Real estate and properties held for sale	7,206	1,804	4,082
Other invested assets	152,116	292,198	123,279
Securities lending reinvested collateral assets	—	—	114,129
Derivatives	217	—	37,103
Miscellaneous proceeds	97,866	8,614	165,730

Total investment proceeds	3,149,478	4,746,749	2,646,333
Costs of investments acquired:
Bonds	(3,699,101)	(4,025,603)	(2,468,084)
Stocks	(54,630)	(887)	(31,395)
Mortgage loans	(353,355)	(377,635)	(339,734)
Real estate and properties held for sale	(13,146)	(2,332)	(7,116)
Other invested assets	(192,886)	(260,265)	(179,832)
Derivatives	—	(43,878)	—
Securities lending reinvested collateral assets	(71,824)	(57,705)	—
Miscellaneous applications	(1,062)	(84,014)	(173,295)

Total cost of investments acquired	(4,386,004)	(4,852,319)	(3,199,456)
Net increase in policy loans	(1,221)	(2,210)	(9,620)

Net cost of investments acquired	(4,387,225)	(4,854,529)	(3,209,076)

Net cash provided by (used in) investing activities	(1,237,747)	(107,781)	(562,743)

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Financing and miscellaneous activities
Net withdrawals on deposit-type contracts and other insurance liabilities	$(171,072)	$(44,010)	$(1,007,531)
Change in:
Reinsurance on deposit-type contracts and other insurance liabilities	113,696	(3,437)	995,438
Borrowed funds	1,184,168	(129,114)	210,207
Funds held under reinsurance treaties with unauthorized reinsurers	6,316	(32,215)	(489,686)
Receivable from parent, subsidiaries and affiliates	—	80,661	(3,694)
Payable to parent, subsidiaries and affiliates	(18,640)	82,899	610
Payable for securities lending	71,824	57,705	114,129
Other cash (applied) provided	(14,007)	81,729	(29,494)
Dividends to stockholders	(125,000)	—	(50,000)
Capital contribution received (provided)	(248)	(200,000)	135,000

Net cash used in financing and miscellaneous activities	1,047,037	(105,782)	(125,021)

Net increase (decrease) in cash, cash equivalents and short-term investments	325,200	133,287	80,416
Cash, cash equivalents and short-term investments:
Beginning of year	883,173	749,886	669,470

End of year	$1,208,373	$883,173	$749,886

See accompanying notes.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2016

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2014, the Company completed a merger with Western Reserve Life Assurance Co. of Ohio (WRL). The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of WRL were carried forward to the merged company. As a result of the merger, WRL’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge WRL into the Company, AEGON USA, LLC (AEGON), the parent of WRL, received one share of common stock of CGC.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Nature of Business

The Company sells a full line of insurance products, including individual, credit, group, variable universal life and variable annuity coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 50 states, the District of Columbia, Guam, American Samoa, US Virgin Islands, Northern Mariana Islands, Canada, and Puerto Rico. Sales of the Company’s products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

Investments: Investments in bonds, including affiliated bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash instrument and replicated asset. For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts inforce at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset

Transamerica Premier Life Insurance Company

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against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Goodwill: Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity’s share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or re-pledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or re-pledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and investment grade issuers, where the Company has concerns, to determine if an OTTI has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $19,501 and $23,102 at December 31, 2016 and 2015, respectively, is net of the reserve of $8,233 and $10,767, respectively. Interest income of $1,261 and $1,526 was recognized for the years ended December 31, 2016 and 2015 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Other “admitted assets” are valued principally at cost, as required or permitted by the Iowa Insurance Laws.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2016 and 2015, the Company excluded investment income due and accrued for bonds in default of $89 and $1,088, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral is invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) Replications, (C) income generation and (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges,

Transamerica Premier Life Insurance Company

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consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

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Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in US dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If we are unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company received variable contract premiums of $804,093, $900,396 and $888,892 in 2016, 2015 and 2014, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $303,084, $318,664 and $329,455, in 2016, 2015 and 2014, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2016
2016	$—	$465,317	$310,609	$154,708
2015 and prior	287,935	347,625	504,911	130,649

	287,935	$812,942	$815,520	285,357

Active life reserve	820,456			887,071

Total accident and health reserves	$1,108,391			$1,172,428

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2015
2015	$—	$433,438	$289,975	$143,463
2014 and prior	216,119	382,623	454,271	144,471

	216,119	$816,061	$744,246	287,934

Active life reserve	553,663			820,456

Total accident and health reserves	$769,782			$1,108,390

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s unpaid claims reserve was increased (decreased) by $347,625 and $382,623 for the years ended December 31, 2016 and 2015, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2016 resulted primarily from variances in the estimated frequency of claims and claims severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $5,194 and $5,094, respectively. The Company incurred $2,586 and paid $2,485 of claim adjustment expenses during 2016, of which $1,197 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $6,688 and paid $4,525 of claim adjustment expenses during 2015, of which $2,277 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016 or 2015.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation. Prior year amounts have been reclassified to conform to current period presentation:

Management moved 2015 financial statement line items (FSLI) balances into other assets, other invested assets, and other liabilities on the Balance Sheet. 2015 amounts that were moved into the appropriate “other” grouping where insignificant to the financial statements (F/S). For 2015 balances, management moved goodwill into other assets, receivable for securities into other invested assets, and reinsurance in unauthorized reinsurers and deferred derivative gain into other liabilities. In the 2015 audited F/S, commissions to agents due or accrued was reported in other liabilities but in 2016 was reported as its own FSLI as the 2016 balance was material for yearly financial statement comparison purposes.

Management moved 2015 FSLI balances into other income and other expenses on the statement of operations. For 2015 audited balances, management moved income earned on company owned life insurance into other income and experience refunds and change in provision for liquidity guarantees into other expenses.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Management moved 2015 FSLI balances reserve adjustment on reinsurance ceded, consideration on reinsurance transaction, and commission and expense allowances on reinsurance ceded into miscellaneous income on the statement of cash flows.

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes. The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date. For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies. The Company adopted the new requirements for certain of its term products. The adoption of this guidance will not impact the Company’s financial condition or results of operations.

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes. Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective December 31, 2017, the Company will adopt revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2015 the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40R, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40R. The updated guidance mandates that such investments, previously accounted for as equity method investments under SSAP No. 48 and reported on Schedule BA, be converted to SSAP No. 40R Schedule A real estate through recognition of a cumulative effect of a change in accounting principle as if the reporting entity had followed SSAP No. 40R since the acquisition of the property. The Company’s holding of Transamerica Pyramid Properties, LLC (TPP) was scoped into this new requirement and has been classified as property held for the production of income. The cumulative effect of adopting this standard was a $31,508 increase in capital and surplus as a result of the prescribed change in carrying basis of the TPP holding and the corresponding asset valuation reserve and deferred tax impacts. The adoption of this guidance resulted in a $2,000 decrease to admitted deferred tax assets.

Effective December 31, 2014, the Company adopted revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision did not impact the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, were moved to this SSAP. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard did not impact the financial position or results of operations of the Company.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of these revisions did not impact the Company’s financial position or results of operations, as the Company has no FHLB agreements.

Going Concern

Management has evaluated the ability of the Company to continue as a going concern and has determined that no substantial doubt exists with regard to the Company’s ability to meet its obligations as they become due within one year after the issuance of the financial statements.

2. Accounting Changes and Correction of Errors

Prior year earnings of the Company were overstated $18,767, net of tax, as a result of the recording of insurance agency revenue on the Company. This was corrected in 2016 and is reflected in other changes, net, in the Statements of Changes in Capital and Surplus.

During the first quarter of 2016, management determined that the Company’s accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $10,408, net of tax, relating to prior years. This was corrected in 2016 and is reflected in other changes, net, in the Statements of Changes in Capital and Surplus.

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table. This resulted in a decrease to reserves of $3,192 which has been reported on Exhibit 5A – Change in Bases of Valuation During the Year. Related to this change were corresponding decreases in the deferred premium asset of $1,034 and the uncollected premium asset of $30. These amounts were credited to surplus and are reported on the cumulative effect of changes in accounting principles line.

During 2015, the Company made a change in valuation bases relating to its Long-Term Care business. A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first-principles approach. This change resulted in an increase in A&H reserves of $231,254 which has been reported on Exhibit 5A – Changes in Bases of Valuation During the Year.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2015, the Company discovered an error in the calculation of the modified coinsurance reserve adjustment for an affiliated reinsurance transaction with MLIC Re I. The cumulative impact of the error was an understatement of payables of $9,500. This has been reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

During 2014, the Company discovered that the reserve credit reported under an affiliated reinsurance agreement included risks to be retained by the Company. The impact of this error was an understatement of the reserve liability and overstatement of capital and surplus of $11,828 as of December 31, 2013. This was corrected in 2014 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Changes in Capital and Surplus.

The 2015 Annual Statement incorrectly included non-cash activity related to derivative amortization, an amendment to an affiliated reinsurance agreement, and the recently adopted guidance of SSAP No. 40R (See Note 1), Real Estate Investments, in the Cash Flow. The ending balance of cash, cash equivalents and short-term investments did not change as a result of these adjustments.

3. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1	—	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	—	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3	—	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is considered to approximate the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2016 and 2015, respectively:

			December 31
	2016
	Estimated
	Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,184,092	$1,184,092	$—	$1,184,092	$—
Short-term notes receivable from affiliates	74,100	74,100	—	74,100	—
Bonds	14,424,146	13,230,216	2,055,240	12,054,988	313,918
Preferred stocks, other than affiliates	9,818	10,449	—	2,491	7,327
Common stocks, other than affiliates	111,964	111,964	2	68	111,894
Mortgage loans on real estate	1,612,868	1,598,685	—	—	1,612,868
Other invested assets	118,128	108,433	—	115,229	2,899
Options	15,369	15,369	20	15,349	—
Interest rate swaps	13,767	7,206	—	13,767	—
Currency swaps	13,399	6,880	—	13,399	—
Credit default swaps	1,381	1,139	—	1,381	—
Equity swaps	2,764	2,764	—	2,764	—
Policy loans	926,400	926,400	—	926,400	—
Securities lending reinvested collateral	425,875	425,875	—	425,875	—
Receivable from parent, subsidiaries and affiliates	—	—	—	—	—
Separate account assets	20,813,832	20,813,832	18,770,629	2,043,126	77
Liabilities
Investment contract liabilities	3,482,582	2,390,142	—	46,327	3,436,255
Interest rate swaps	(268,876)	21,383	—	(268,876)	—
Currency swaps	18,240	11,459	—	18,240	—
Credit default swaps	(943)	4,663	—	(943)	—
Equity swaps	15,545	15,545	—	15,545	—
Payable to parent, subsidiaries and affiliates	—	64,869	—	64,869	—
Separate account annuity liabilities	18,772,441	18,772,441	460	18,771,981	—
Surplus notes	186,730	160,000	—	186,730	—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

			December 31
	2015
	Aggregate	Admitted
	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$688,590	$688,590	$—	$688,590	$—
Short-term notes receivable from affiliates	252,700	252,700	—	252,700	—
Bonds	15,257,097	14,471,372	840,435	13,858,694	557,968
Preferred stocks, other than affiliates	5,579	6,428	—	5,443	136
Common stocks, other than affiliates	50,528	50,528	547	56	49,925
Mortgage loans on real estate	1,755,636	1,687,756	—	—	1,755,636
Other invested assets	136,311	124,209	—	127,332	8,979
Options	27,350	27,350	36	27,314	—
Interest rate swaps	10,168	1,794	—	10,168	—
Currency swaps	13,008	6,136	—	13,008	—
Credit default swaps	1,618	1,660	—	1,618	—
Equity swaps	5,628	5,628	—	5,628	—
Policy loans	925,179	925,179	—	925,179	—
Securities lending reinvested collateral	354,051	354,051	—	354,051	—
Separate account assets	20,127,597	20,127,597	18,107,122	2,018,606	1,869
Liabilities
Investment contract liabilities	3,715,884	3,265,942	—	46,307	3,669,577
Equity swaps	5,972	5,972	—	5,972	—
Interest rate swaps	(408,022)	9,552	—	(408,022)	—
Currency swaps	9,748	2,226	—	9,748	—
Credit default swaps	7,963	5,018	—	7,963	—
Payable to parent, subsidiaries and affiliates	83,509	83,509	—	83,509	—
Separate account annuity liabilities	17,942,576	17,942,576	—	17,942,576	—
Surplus notes	179,219	160,000	—	179,219	—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2016 and 2015:

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$749	$—	$749
Industrial and miscellaneous	—	1,758	28,650	30,408

Total bonds	—	2,507	28,650	31,157

Preferred stock
Industrial and miscellaneous	—	—	7,326	7,326

Total preferred stock	—	—	7,326	7,326

Common stock
Mutual funds	—	68	—	68
Industrial and miscellaneous	2	—	111,894	111,896

Total common stock	2	68	111,894	111,964

Short-term
Government	—	219,445	—	219,445
Industrial and miscellaneous	—	962,775	—	962,775
Intercompany notes receivable	—	74,100	—	74,100
Sweep accounts	—	1,872	—	1,872

Total short-term	—	1,258,192	—	1,258,192

Securities lending reinvested collateral	—	425,875	—	425,875
Derivative assets	20	25,191	—	25,211
Separate account assets	(1,012,247)	2,043,126	77	1,030,956

Total assets	$(1,012,225)	$3,754,959	$147,947	$2,890,681

Liabilities:
Derivative liabilities	$—	$32,205	$—	$32,205
Separate account liabilities	460	—	—	460

Total liabilities	$460	$32,205	$—	$32,665

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$716	$—	$716
Industrial and miscellaneous	—	5,510	28,112	33,622
Hybrid Securities	—	14,155	—	14,155

Total bonds	—	20,381	28,112	48,493
Preferred stock
Industrial and miscellaneous	—	—	136	136

Total preferred stock	—	—	136	136
Industrial and miscellaneous	547	1	49,925	50,473

Total common stock	547	56	49,925	50,528
Short-term
Government	—	5,494	—	5,494
Industrial and miscellaneous	—	449,315	—	449,315
Mutual funds	—	232,995	—	232,995
Intercompany notes receivable	—	252,700	—	252,700
Sweep accounts	—	786	—	786

Total short-term	—	941,290	—	941,290
Securities lending reinvested collateral	—	354,051	—	354,051
Derivative assets	35	34,547	—	34,582
Separate account assets	18,107,122	2,018,606	9,046	20,134,775

Total assets	$18,107,704	$3,368,931	$87,219	$21,563,855

Liabilities:
Derivative liabilities	$—	$12,194	$—	$12,194
Separate account liabilities	4,448	—	—	4,448

Total liabilities	$4,448	$12,194	$—	$16,642

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified in Level 3 is internally valued using significant unobservable inputs.

Common stocks classified in Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Short-term investments are classified as Level 2 and carried at amortized cost or fair value. Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

During 2016 and 2015, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2016 and 2015:

	Balance at January 1, 2016	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$168	$—	$167	$(11)	$10
Other	27,944	—	2,580	(834)	8,711
Preferred stock	136	—	—	—	(232)
Common stock	49,925	—	—	—	14,969
Separate account assets	9,046	—	471	(7)	59,148

Total	$87,219	$—	$3,218	$(852)	$82,606

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2016
Bonds
RMBS	$—	$—	$—	$—	$—
Other	—	—	—	4,591	28,650
Preferred stock	7,422	—	—	—	7,326
Common stock	46,996	—	—	(4)	111,894
Separate account assets	—	—	—	67,639	77

Total	$54,418	$—	$—	$72,226	$147,947

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

				Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	into	out of	Included in	Included in
	2015	Level 3	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$176	$—	$—	$(31)	$23
Other	36,984	9,484	7,097	(3,204)	(5,526)
Preferred stock	136	—	—	—	—
Common stock	41,280	—	—	3,727	23,877
Derivatives	3,241	—	—	—	—
Separate account assets	13,969	—	—	(309)	68

Total	$95,786	$9,484	$7,097	$183	$18,442

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2015
Bonds
RMBS	$—	$—	$—	$—	$168
Other	—	—	—	2,697	27,944
Preferred stock	—	—	—	—	136
Common stock	4	—	—	18,963	49,925
Derivatives	—	—	—	3,241	—
Separate account assets	—	90	—	4,772	9,046

Total	$4	$90	$—	$29,673	$87,219

(a)	Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2014, subsequently changing to being carried at fair value during 2016 and 2015.

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2015 and 2014, subsequently changing to being carried at amortized cost during 2016 and 2015.

Transfers out for separate account bonds were attributable to securities being valued using broker quotes at December 31, 2015, subsequently changing to being valued using third-party vendor inputs which utilize unobservable inputs during 2016.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2016, the Company has several parcels of land that are held for sale. Therefore, these properties are carried at fair value less cost to sell, which amounts to $1,598. One parcel of land has a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2016.

The Company also had parcels of land that were held for sale as of December 31, 2015. Fair value less cost to sell of these properties was $10,264. No parcels of land had a carrying amount less than its fair value and therefore no parcels of land were carried at fair value as of December 31, 2015.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

4. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$1,844,826	$64,036	$1,303	$78,735	$1,828,824
State, municipal and other government	471,784	36,529	900	7,486	499,927
Hybrid securities	158,787	7,790	12,956	633	152,988
Industrial and miscellaneous	8,702,769	1,176,570	42,404	38,902	9,798,034
Mortgage and other asset-backed securities	2,052,050	126,370	15,135	18,911	2,144,373

	13,230,216	1,411,295	72,698	144,667	14,424,146
Unaffiliated preferred stocks	10,449	108	739	—	9,818

	$13,240,665	$1,411,403	$73,437	$144,667	$14,433,964

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$555,591	$58,059	$1,957	$3,700	$607,993
State, municipal and other government	479,282	48,529	4,993	4,405	518,413
Hybrid securities	441,465	13,629	51,737	4,294	399,063
Industrial and miscellaneous	9,857,896	922,957	138,537	128,037	10,514,279
Mortgage and other asset-backed securities	3,137,138	141,054	44,731	16,112	3,217,349

	14,471,372	1,184,228	241,955	156,548	15,257,097
Unaffiliated preferred stocks	6,428	194	1,043	—	5,579

	$14,477,800	$1,184,422	$242,998	$156,548	$15,262,676

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 148 and 261 securities with a carrying amount of $714,073 and $1,462,358 and an unrealized loss of $73,437 and $242,998 with an average price of 89.7 and 83.4 (fair value/amortized cost). Of this portfolio, 64.2% and 78.1% were investment grade with associated unrealized losses of $40,791 and $155,837, respectively.

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 571 and 781 securities with a carrying amount of $3,287,884 and $4,034,724 and an unrealized loss of $144,667 and $156,548 with an average price of 95.6 and 96.1 (fair value/amortized cost). Of this portfolio, 95.9% and 95.5% were investment grade with associated unrealized losses of $137,389 and $140,337, respectively.

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 0 and 4 securities with a cost of $0 and $17 and an unrealized loss of $0 and $3 with an average price of 0 and 81.6 (fair value/cost).

At December 31, 2016 and 2015, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 4 and 2 securities with a cost of $17 and $0 and an unrealized loss of $3 and $0 with an average price of 81.6 and 63.5 (fair value/cost).

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$8,977	$1,025,289	$1,034,266
State, municipal and other government	7,326	113,985	121,311
Hybrid securities	60,309	21,919	82,228
Industrial and miscellaneous	393,876	1,229,405	1,623,281
Mortgage and other asset-backed securities	168,887	752,620	921,507

	639,375	3,143,218	3,782,593
Unaffiliated preferred stocks	1,261	—	1,261
Unaffiliated common stocks	—	13	13

	$640,636	$3,143,231	$3,783,867

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$18,769	$83,312	$102,081
State, municipal and other government	27,042	97,550	124,592
Hybrid securities	163,428	60,350	223,778
Industrial and miscellaneous	539,928	2,463,136	3,003,064
Mortgage and other asset-backed securities	468,235	1,173,830	1,642,065

	1,217,402	3,878,178	5,095,580
Unaffiliated preferred stocks	1,956	—	1,956
Unaffiliated common stocks	14	—	14

	$1,219,372	$3,878,178	$5,097,550

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2016, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$435,979	$440,843
Due after one year through five years	1,859,874	1,968,619
Due after five years through ten years	1,786,902	1,922,936
Due after ten years	7,095,411	7,947,375

	11,178,166	12,279,773
Mortgage and other asset-backed securities	2,052,050	2,144,373

	$13,230,216	$14,424,146

The following structured notes were held at December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$4,384	$4,168	$4,386	NO
871928AW7	6,232	29,680	27,315	NO
912810QV3	9,959	8,977	10,281	NO
912810RA8	184,686	213,454	194,230	NO
912810RL4	400,160	407,605	408,801	NO

Total	$605,421	$663,884	$645,013

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5* Securities	Book /Adjusted Carrying Value	Fair Value
December 31, 2016
Bonds, amortized cost	1	$1,490	$1,543
Loan-backed and structured securities, amortized cost	1	6	6

Total	2	$1,496	$1,549
December 31, 2015
Bonds, amortized cost	1	$7,333	$7,395
Loan-backed and structured securities, amortized cost	2	608	551

Total	3	$7,941	$7,946

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

As of December 31, 2016, the Company’s portfolio had investments in an unrealized loss position which had a fair value of $1,032,970, with a carrying value of $1,113,008, resulting in a gross unrealized loss of $80,038. The Company’s government issued available-for-sale debt securities include US Treasury bonds. All of the issuers in the sector continue to make payments in accordance with the original bond agreements. Fair value changes are driven by interest rate movements.

There were no loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2016, 2015, or 2014.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2016
1st quarter present value of cash flows expected to be less than the amortized cost basis	$9,786	$734	$9,052	$7,952
2nd quarter present value of cash flows expected to be less than the amortized cost basis	—	—	—	—
3rd quarter present value of cash flows expected to be less than the amortized cost basis	14,575	443	14,132	13,616
4th quarter present value of cash flows expected to be less than the amortized cost basis	43,857	2,687	41,170	24,054

Aggregate total	$68,218	$3,864	$64,354	$45,622

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2015
1st quarter present value of cash flows expected to be less than the amortized cost basis	$11,003	$711	$10,292	$9,833
2nd quarter present value of cash flows expected to be less than the amortized cost basis	72,681	3,988	68,693	52,299
3rd quarter present value of cash flows expected to be less than the amortized cost basis	7,416	25	7,391	6,933
4th quarter present value of cash flows expected to be less than the amortized cost basis	5,541	332	5,209	3,905

Aggregate total	$96,641	$5,056	$91,585	$72,970

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2014
1st quarter present value of cash flows expected to be less than the amortized cost basis	$69,315	$1,781	$67,534	$39,500
2nd quarter present value of cash flows expected to be less than the amortized cost basis	49,878	1,846	48,032	35,679
3rd quarter present value of cash flows expected to be less than the amortized cost basis	47,782	20,158	27,624	36,334
4th quarter present value of cash flows expected to be less than the amortized cost basis	20,262	1,607	18,655	16,151

Aggregate total	$187,237	$25,392	$161,845	$127,664

The following loan-backed and structured securities were held at December 31, 2016, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
24763LDE7	$159	$137	$22	$137	$138	1Q 2016
35729PPC8	423	114	309	114	82	1Q 2016
75970QAH3	1,060	1,014	46	1,014	945	1Q 2016
75970QAJ9	2,535	2,421	114	2,421	2,203	1Q 2016
75971EAF3	3,496	3,335	161	3,335	2,909	1Q 2016
83611MMM7	2,113	2,031	82	2,031	1,675	1Q 2016
14984WAA8	4,650	4,306	344	4,306	3,744	3Q 2016
75970QAJ9	1,928	1,928	–	1,928	1,924	3Q 2016
759950GA0	1,823	1,809	14	1,809	1,798	3Q 2016
126380AB0	6,174	6,089	85	6,089	6,150	3Q 2016
35729PPC8	95	49	45	49	86	4Q 2016
41161XAC0	2,165	1,810	356	1,810	2,154	4Q 2016
07325WAE2	41,597	39,311	2,286	39,311	21,814	4Q 2016

			$3,864

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2016
The aggregate amount of unrealized losses	$15,135	$37,367
The aggregate related fair value of securities with unrealized losses	168,887	782,581

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$70,919	$16,384
The aggregate related fair value of securities with unrealized losses	497,200	1,192,005

Detail of net investment income is presented below:

	Year Ended December 31
	2016	2015	2014
Income:
Bonds	$710,033	$685,467	$676,182
Preferred stocks	227	1,203	2,252
Common stocks	46,485	20,610	18,430
Mortgage loans on real estate	82,224	97,633	98,459
Real estate	31,665	30,522	5,583
Policy loans	50,559	51,402	52,384
Cash, cash equivalents and short-term investments	6,070	1,336	797
Derivatives	9,790	(5,862)	1,709
Other invested assets	13,872	19,277	8,642
Other	5,836	10,482	4,806

Gross investment income	956,761	912,070	869,244
Less investment expenses	72,176	71,236	43,274

Net investment income	$884,585	$840,834	$825,970

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2016	2015	2014
Proceeds	$4,888,465	$3,379,615	$1,761,136

Gross realized gains	$167,992	$38,484	$13,103
Gross realized losses	(91,022)	(19,618)	(19,222)

Net realized capital gains (losses)	$76,970	$18,866	$(6,119)

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2016, 2015 and 2014 of $9,499, $5,623 and $25,788, respectively.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2016	2015	2014
Bonds	$67,594	$11,867	$(27,107)
Preferred stocks	(324)	1,375	(4,800)
Common stocks	186	3,433	1,037
Mortgage loans on real estate	18,849	(6,924)	(1,010)
Real estate	55	(760)	(4,098)
Cash, cash equivalents and short-term investments	24	3	9
Derivatives	217	(43,877)	37,103
Other invested assets	(17,503)	27,846	25,769

	69,098	(7,037)	26,903
Federal income tax effect	(3,804)	(17,108)	(4,261)
Transfer (to) from interest maintenance reserve	(76,685)	3,113	(6,980)

Net realized capital (losses) gains on investments	$(11,391)	$(21,032)	$15,662

At December 31, 2016, and 2015, the Company had no investments in restructured securities.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized Year Ended December 31
	2016	2015	2014
Bonds	$17,650	$(10,977)	$21,255
Preferred stocks	(232)	—	—
Common stocks	14,970	23,258	(550)
Affiliated entities	(18,824)	10,397	2,328
Mortgage loans on real estate	—	—	247
Cash, cash equivalents and short-term investments	(56)	—	—
Derivatives	(24,747)	(148)	(121,278)
Other invested assets	3,338	(45,292)	(17,647)

Change in unrealized capital (losses) gains, before tax	(7,901)	(22,762)	(115,645)
Taxes on unrealized capital gains/losses	(9,049)	10,318	32,482

Change in unrealized capital (losses) gains, net of tax	$(16,950)	$(12,444)	$(83,163)

The credit qualities of mortgage loans by type of property for the year ended December 31, 2016 were as follows:

	Farm	Commercial	Mezzanine	Total
AAA – AA	$—	$796,653	$—	$796,653
A	15,369	666,241	—	681,610
BBB	—	116,669	—	116,669
BB	—	1,287	—	1,287

	$15,369	$1,580,850	$—	$1,596,219

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2016, the maximum and minimum lending rates for commercial mortgage loans were 5.24% and 3.60%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination or acquisition was 75%. During 2016, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2016, mortgage loans with

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

a carrying value of $29 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2016. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2016.

During 2015, the maximum and minimum lending rates for commercial mortgage loans were 6.75% and 3.44%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2015 at the time of origination or acquisition was 87%. During 2015, the Company reduced the interest rate by 1.6% on one outstanding mortgage loans with statement value of $9,267. At December 31, 2015, mortgage loans with a carrying value of $196 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2015. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2015.

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
December 31, 2016	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$15,369	$—	$463	$—	$1,580,850	$—	$1,596,682
(b) 30-59 Days Past Due	—	—	1,922	—	—	—	1,922
(c) 60-89 Days Past Due	—	—	42	—	—	—	42
(d) 90-179 Days Past Due	—	—	11	—	—	—	11
(e) 180+ Days Past Due	—	—	29	—	—	—	29

		Residential		Commercial
December 31, 2015	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$35,795	$—	$704	$—	$1,613,761	$34,865	$1,685,125
(b) 30-59 Days Past Due	—	—	2,099	—	—	—	2,099
(c) 60-89 Days Past Due	—	—	178	—	—	—	178
(d) 90-179 Days Past Due	—	—	158	—	—	—	158
(e) 180+ Days Past Due	—	—	196	—	—	—	196

At December 31, 2016 and 2015 there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2016 or December 31, 2015. There was no average recorded investment in impaired loans during 2016 or 2015. There was no recorded investment in impaired loans without an allowance for credit losses during 2016 or 2015.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2016	2015	2014
Balance at beginning of period	$—	$—	$247
Additions, net charged to operations	—	—	528
Recoveries in amounts previously charged off	—	—	(775)

Balance at end of period	$—	$—	$—

The following table provides the aggregate and corresponding amounts of mortgage loans derecognized as a result of foreclosure:

	Year Ended December 31
	2016	2015
Aggregate amount of mortgage loans derecognized	$37	$—
Real estate collateral recognized	37	—
Other collateral recognized	—	—
Receivables recognized from a government guarantee of the foreclosed mortgage loan	—	—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis. The Company recognized $0, $0 and $472 of interest income on impaired loans for the years ended December 31, 2016, 2015 and 2014, respectively. The Company recognized interest income on a cash basis of $0, $0 and $484 for the years ended December 31, 2016, 2015 and 2014, respectively.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $581, $297 and $3,927 were taken on real estate in 2016, 2015 and 2014, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations. The Company disposed of multiple properties throughout 2016 resulting in a net realized loss of $636.

During 2016 and 2015, respectively, reverse mortgages of $4,385 and $1,070 were foreclosed or acquired by deed and transferred to real estate.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016 and 2015, the Company held a mortgage loan loss reserve in the AVR of $15,896 and $17,092, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2016	2015		2016	2015
South Atlantic	28%	25%	Apartment	47%	37%
Pacific	27	28	Retail	20	22
W. South Central	11	10	Office	14	19
Middle Atlantic	10	12	Other	11	10
W. North Central	8	6	Industrial	5	8
Mountain	6	7	Medical	2	2
E. South Central	4	5	Agricultural	1	2
E. North Central	4	5
New England	2	2

At December 31, 2016, 2015 and 2014, the Company held mortgage loans with a total net admitted value of $295, $328 and $355, respectively, which had been restructured in accordance with SSAP No. 36. There were no realized losses during the years ended December 31, 2016, 2015 and 2014 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2016, 2015 and 2014.

On December 31, 2010, the Company acquired two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC (TPP) and Transamerica Realty Properties, LLC (TRP)) from Transamerica Life Insurance Company (TLIC), an affiliate, for a combined purchase price of $252,975. The price paid was based predominantly on the valuations of the properties within each of those entities. This transaction was accounted for as a business combination using the statutory purchase method and resulted in goodwill of $100,674 which was included in the carrying value of these other invested assets. Effective January 1, 2015, accounting guidance related to wholly-owned, single member/single asset LLCs was modified, which allowed TPP to be valued as real estate. As a result TPP is no longer included in the goodwill balance in 2015 on the Company. The 2015 amortization represents amortization of the TRP goodwill. Amortization in the amount of $2,504 was recorded during each of the years ending December 31, 2016 and 2015, which is reflected in the book adjusted carrying value of the Other Invested Asset line on the balance sheet, with an offset recorded in unassigned surplus. As the carrying amount of the total positive goodwill of the Company did not exceed 10% of the September 30, 2016 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2016, the entire goodwill was admitted at December 31, 2016.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2016 and 2015 the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

For the year ending December 31, 2016, the Company had ownership interests in thirty-five LIHTC properties. The remaining years of unexpired tax credits ranged from one to thirteen and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2017 to 2029 is $70,929. LIHTC tax credits recognized in 2016 was $2,615, and other LIHTC tax benefits recognized in 2016 was $3,004. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2015, the Company had ownership interests in thirty-four LIHTC properties. The remaining years of unexpired tax credits ranged from two to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to thirteen years. The amount of contingent equity commitments expected to be paid during the years 2016 to 2025 is $117. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2016 and 2015:

		December 31, 2016
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$518	$3,500

Total		$518	$3,500

		December 31, 2015
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$518	$3,500

Total		$518	$3,500

*	The unused amount reflects credits that the Company deems will be realizable in 2015.

The Company did not have any non-transferable state tax credits.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2016, 2015 and 2014.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2016	2015
Fair value - positive	$400,267	$501,700
Fair value - negative	(117,553)	(59,588)

For the years ended December 31, 2016, 2015 and 2014, the Company has recorded $(60,771), $(46,309) and $(41,421), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2016, 2015, or 2014 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 16 years for forecasted hedge transactions. For the years ended December 31, 2016, 2015 and 2014 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2016 and 2015, the Company has accumulated deferred gains in the amount of $1,794 and $2,593, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Summary of realized gain (losses) by derivative type for year-end December 31 is as follows:

	2016	2015	2014
Options:
Calls	$192	$96	$—
Puts	4,824	13,043	—

Total options	$5,016	$13,139	$—

Swaps:
Interest rate	$(11,388)	$(17,657)	$11,773
Credit	(1,530)	33	(50)
Total return	(34,637)	(13,720)	(5,916)

Total swaps	$(47,555)	$(31,344)	$5,807

Futures – net positions	42,756	(28,601)	31,296
Argentina warrants	—	2,928	—
Lehman settlements	126	162	—

Total realized gains (losses)	$343	$(43,716)	$37,103

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Replicated assets	$729,430	$763,649	$638,687
Credit default	(5,860)	(20,253)	(13,239)

Capital (losses) gains related to credit swap transactions (which are primarily replication transactions) as of December 31, is as follows:

	Year Ended December 31
	2016	2015	2014
Capital (losses) gains	$(1,530)	$33	$(50)

As stated in Note 1, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2016, credit default swaps, used in replicating corporate bonds are as follows:

7

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
43299,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	$12,000	$25
43302,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	$19
43307,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	$23
43310,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	$19
43321,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	$7
47295,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	$100
47296,SWAP, USD 1 / (USD 0), :US172967ES69	6/20/2017	25,000	$88
47297,SWAP, USD 1 / (USD 0), :US00163MAB00	6/20/2017	25,000	$90
43374,SWAP, USD 1 / (USD 0), :CDX-NAIGS18V1-5Y	6/20/2017	10,000	$44
43601,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	$30
43613,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	7,800	$32
46915,SWAP, USD 1 / (USD 0), :US534187AX79	12/20/2017	20,000	$164
47657,SWAP, USD 1 / (USD 0), :US416515AV66	12/20/2017	12,500	$105
48775,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	12,500	$108
53821,SWAP, USD 1 / (USD 0), :US260543BJ10	3/20/2018	22,000	$232
54865,SWAP, USD 5 / (USD 0), :US37247DAE67	3/20/2018	15,000	$468
55127,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2018	2,300	$25
119322,SWAP, USD 1 / (USD 0), :US455780AU06	3/20/2020	5,000	$6
102754,SWAP, USD 1 / (USD 0), :XS0292653994	3/20/2020	13,000	$174
102918,SWAP, USD 1 / (USD 0), :US195325BB02	3/20/2020	5,000	$(2)
103284,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	$23
102927,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	5,000	$(42)
103048,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2020	5,000	$23
103141,SWAP, USD 1 / (USD 0), :US465410AH18	3/20/2020	15,000	$(127)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

109219,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	$(9)
109571,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	$(9)
109622,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	2,500	$(9)
109623,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	2,500	$27
109544,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	2,400	$10
109553,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	$5
109550,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
109645,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	$(14)
109647,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,330	$(14)
109687,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,340	$(15)
110510,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	$5
110620,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
111121,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
111125,SWAP, USD 1 / (USD 0), :US698299AD63	6/20/2020	1,200	$5
110854,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,250	$13
111719,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,200	$(40)
111729,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	$(2)
111732,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	$(20)
111735,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	600	$(9)
111738,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	$(16)
111744,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	$(2)
111832,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	600	$6
111842,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	600	$(2)
111845,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	600	$(2)
111898,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	$(20)
112138,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	1,200	$3
112153,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	600	$(20)
112228,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	1,200	$(1)
112230,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	$1
112304,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	$(3)
112328,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	600	$(3)
112340,SWAP, USD 1 / (USD 0), :US25271CAJ18	9/20/2020	3,350	$(212)
112428,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	600	$(7)
112431,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	600	$1
112573,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	600	$(16)
113398,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	600	$9
113437,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	600	$(3)
115816,SWAP, USD 1 / (USD 0), :US260543BJ10	9/20/2020	10,000	$169
115817,SWAP, USD 1 / (USD 0), :US40414LAA70	9/20/2020	10,000	$(81)
116006,SWAP, USD 1 / (USD 0), :US00163MAB00	9/20/2020	10,000	$87
116040,SWAP, USD 1 / (USD 0), :ES0413900384	9/20/2020	10,000	$10
127389,SWAP, USD 1 / (USD 0), :US149123BZ39	12/20/2020	5,000	$109
127393,SWAP, USD 1 / (USD 0), :US460146CE11	12/20/2020	5,000	$109
127397,SWAP, USD 1 / (USD 0), :US244199BC83	12/20/2020	5,000	$126
127471,SWAP, USD 1 / (USD 0), :US037411AN57	12/20/2020	10,000	$92
130585,SWAP, USD 1 / (USD 0), :US416515AY06	6/20/2017	25,000	$104

`Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

120681,SWAP, USD 1 / (USD 0), :JP1200551248	6/20/2017	10,000	$45
133646,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	3,900	$(30)
133655,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	2,000	$(19)
133658,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	2,000	$16
133738,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	5,000	$(47)
133740,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	5,000	$(41)
133901,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	2,100	$-
134594,SWAP, USD 1 / (USD 0), :US465410AH18	12/20/2020	5,000	$(78)
134657,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	4,000	$(2)
134619,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	2,500	$(1)
134823,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	5,000	$(41)
134803,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	10,000	$28
134807,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	$14
134930,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	$65
137187,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	2,500	$18
158025,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	10,000	$164
160769,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	2,500	$(58)
160771,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2021	3,500	$(81)
186521,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	6,000	$(207)
186524,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	360	$(12)
186525,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	4,000	$(25)
186528,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	240	$(1)
187622,SWAP, USD 0 / (USD 0), :US23331ABF57	12/20/2021	11,000	$(122)
187594,SWAP, USD 1 / (USD 0), :US29250RAC07	12/20/2017	5,000	$17
187598,SWAP, USD 1 / (USD 0), :US74432QAY17	6/20/2018	20,000	$236
187595,SWAP, USD 1 / (USD 0), :US92276MAT27	6/20/2018	20,000	$212
187597,SWAP, USD 1 / (USD 0), :US74432QAB14	6/20/2018	20,000	$236

		$591,550	$2,321

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016 and 2015, the Company’s outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2016	2015
Interest rate and currency swaps:
Receive fixed - pay fixed	$18,242	$650,104
Receive fixed - pay floating	32,292	8,970
Receive floating - pay fixed	19,500	19,500
Receive floating - pay floating	120,950	—
Swaps:
Receive fixed - pay fixed	1,187,278	144,849
Receive fixed - pay floating	1,836,930	2,204,430
Receive floating - pay fixed	1,320,450	126,450
Receive floating - pay floating	1,054,350	561,004
Caps	9,750,000	9,750,000
Options Calls / Puts	333	171,644

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables show the pledged or restricted assets as of December 31, 2016 and 2015, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2016
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
Collateral held under security lending agreements	425,817	—	—	—	425,817
Subject to repurchase agreements	—	—	—	—	—
Subject to reverse repurchase agreements	—	—	—	—	—
Subject to dollar repurchase agreements	175,171	—	—	—	175,171
Subject to dollar reverse repurchase agreements	—	—	—	—	—
Placed under option contracts	—	—	—	—	—
Letter stock or securities restricted as to sale -excluding FHLB capital stock	18,049	—	—	—	18,049
FHLB capital stock	73,000	—	—	—	73,000
On deposit with states	9,214	—	—	—	9,214
On deposit with other regulatory bodies	—	—	—	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	1,898,720	—	—	—	1,898,720
Pledged as collateral not captured in other categories	244,157	—	—	—	244,157
Other restricted assets	—	—	—	—	—

Total Restricted Assets	$2,844,128	$—	$—	$—	$2,844,128

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	0.00%	0.00%
Collateral held under security lending agreements	354,047	71,770	—	425,817	1.01%	1.03%
Subject to repurchase agreements	—	—	—	—	0.00%	0.00%
Subject to reverse repurchase agreements	—	—	—	—	0.00%	0.00%
Subject to dollar repurchase agreements	291,895	(116,724)	—	175,171	0.42%	0.42%
Subject to dollar reverse repurchase agreements	—	—	—	—	0.00%	0.00%
Placed under option contracts	—	—	—	—	0.00%	0.00%
Letter stock or securities restricted as to sale-excluding FHLB capital stock	—	18,049	—	18,049	0.04%	0.04%
FHLB capital stock	26,000	47,000	—	73,000	0.17%	0.18%
On deposit with states	10,024	(810)	—	9,214	0.02%	0.02%
On deposit with other regulatory bodies	—	—	—	—	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	895,353	1,003,367	—	1,898,720	4.52%	4.57%
Pledged as collateral not captured in other categories	131,658	112,499	—	244,157	0.58%	0.59%
Other restricted assets	190,947	(190,947)	—	—	0.00%	0.00%

Total Restricted Assets	$1,899,924	$944,204	$—	$2,844,128	6.77%	6.85%

The following tables show the pledged or restricted assets in other categories as of December 31, 2016 and 2015, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2016
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity (a)	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$244,157	$—	$—	$—	$244,157
Secured Funding Agreements	—	—	—	—	—
AMBAC	—	—	—	—	—

Total	$244,157	$—	$—	$—	$244,157

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$118,131	$126,026	$244,157	0.58%	0.59%
Secured Funding Agreements	13,528	(13,528)	—	0.00	0.00
AMBAC	—	—	—	0.00	0.00
Total	$131,659	$112,498	$244,157	0.58%	0.78%

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2016

Collateral Assets	Book Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted*)	% of BACV to Total Admitted Assets **
Cash	$411,447	$411,447	2.07%	2.12%
Schedule DL, Part 1	425,875	425,875	2.14	2.19
Other	93,932	93,932	0.47	0.48

Total Collateral Assets	$931,255	$931,255	4.68%	4.80%

Recognized Obligation to	Amount	% of Liability to Total Liabilities*
Return Collateral Asset	$931,699	5.25%

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company has no receivables as of December 31, 2016 associated with “to-be-announced” (TBA) covered short sales. The Company has receivables as of December 31, 2015 associated with TBA covered short sales. These receivables have been offset on the Balance Sheet with dollar repurchase agreement liabilities as the transactions are with the same counterparty. See the following table:

	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
December 31, 2016
Assets:
Receivables for securities	$—	$—	$—
Liabilities:
Borrowed money	$—	$—	$—
December 31, 2015
Assets:
Receivables for securities	$132,277	$130,726	$1,552
Liabilities:
Borrowed money	$292,560	$130,726	$161,834

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2016	2015	2014
Direct premiums	$3,302,028	$3,198,245	$2,940,490
Reinsurance assumed – non affiliates	89,277	94,177	122,228
Reinsurance assumed – affiliates	(1,651,630)	405,295	3,939,481
Reinsurance ceded – non affiliates	(95,982)	(85,971)	(114,182)
Reinsurance ceded – affiliates	1,631,880	(494,431)	(550,690)

Net premiums earned	$3,275,573	$3,117,315	$6,337,327

The Company received reinsurance recoveries in the amount of $453,417, $516,274 and $506,173 during 2016, 2015 and 2014, respectively. At December 31, 2016, 2015 and 2014, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $29,057, $35,726 and $40,152, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2016, 2015 and 2014 of $2,248,649, $5,886,191 and $5,898,031, respectively, of which $2,099,048, $5,730,729 and $5,729,938, respectively, were ceded to affiliates.

At December 31, 2016 and 2015, amounts recoverable from unaffiliated unauthorized reinsurers totaled $1,084 and $1,837, respectively, and reserve credits for reinsurance ceded totaled $5,676 and $6,220, respectively. The reinsurers hold collateral under these reinsurance agreements in the form of trust agreements totaling $15,969 and $15,968 at December 31, 2016 and 2015, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days.

Effective October 1, 2016, Transamerica Life Insurance Company (TLIC) recaptured fixed annuity and funding agreement business assumed by the Company on a coinsurance basis. The Company transferred cash and invested assets of $3,017,073 along with policy and claim reserves of $3,030,564 and IMR of ($926). A reinsurance payable to TLIC was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves. In addition, the Company transferred $82,218 of transfer date IMR to TLIC. The Company received net consideration from TLIC resulting in pre-tax gain of $40,086, which has been included in the Summary of Operations.

Effective October 1, 2016, the Company recaptured medium-term note funding agreements previously ceded to TLIC on a coinsurance basis. The Company received cash and invested assets of $114,175 and recorded deposit-type reserves of $112,238 and a hedge novation of $2,228. A receivable from TLIC of $292 was established for remaining assets to be transferred in support of the hedge novation. The Company paid consideration to TLIC resulting in a pre-tax loss of $2,936, which has been included in the Summary of Operations.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective July 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate. The Company received net consideration of $92,435, released a funds withheld liability of $3,398,671, recaptured policy and claims reserves of $3,398,047 and reestablished an IMR liability of $25,456, resulting in a pre-tax gain of $67,603, which has been included in the Summary of Operations.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate. General account reserves and claim reserves ceded on a coinsurance basis at the time of novation were $102,123 and $927, respectively. Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $1,514,150 and $199,680 respectively. No consideration was paid or received related to the novation. No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business. The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established. The general account paid FReC $199,680 for the modified coinsurance reserves and ceded coinsurance reserves of $174,799, resulting in a pre-tax loss of $24,881 due to the treaty amendment which has been included in the Summary of Operations. In addition, FReC placed assets of $277,850 equal to the ceded general account reserves in a funds withheld account, and the Company established a corresponding funds withheld liability of $277,850.

Effective January 1, 2015, the Company recaptured certain variable universal life plans previously reinsured to Global Preferred Re Limited (GPRe), an affiliate, for which the Company paid net consideration of $49,581, recaptured benefit reserves and claim reserves of $7,580 and $1,236, respectively, and recaptured policy loans of $5,396, resulting in a pre-tax loss of $53,000 which has been included in the Summary of Operations.

Effective December 31, 2014, the Company assumed certain stand-alone long-term care policies from TLIC, on a modified coinsurance basis for which the Company received an initial ceding commission and premiums of $350,000 and $3,914,521, respectively, and assumed modified coinsurance reserves of $3,914,521, resulting in a pre-tax gain of $350,000 ($227,500 after-tax) which has been credited directly to unassigned surplus on a net of tax basis.

Effective December 31, 2014, the Company ceded certain life policies to Harbor View Re Corp. (HVRe), an affiliate, on a coinsurance funds withheld basis for which the Company established a funds withheld liability of $7,931, released policy and claim reserves of $8,893, released other assets of $962, and exchanged no consideration, resulting in no gain or loss.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective October 1, 2014, the Company recaptured the business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company received net consideration of $25,000, released the funds withheld liability of $247,660, recaptured policy and claims reserves of $584,719 and recaptured other assets of $15,940, resulting in a pre-tax loss of $296,119, which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $120,832 with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which the Company established a funds withheld liability of $253,658, released policy and claims reserves of $586,648, released other assets of $15,951, and paid consideration of $11,000, resulting in a pre-tax gain of $306,040, ($198,926 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company assumed from TLIC, an affiliate, on a YRT basis the net amount paid in excess of $3,000 on covered level term life insurance policies. The Company received an initial premium of $858 and assumed reserves of $5,684 resulting in a pre-tax loss of $4,826 which has been included in the Statements of Operations.

During 2016 and 2015, the Company amortized deferred gains from reinsurance transactions occurring prior to 2015 of $73,924 and $98,071, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with Stonebridge Life Insurance Company (SLIC), an affiliate, under which the Company assumed SLIC’s Medicare Supplement business. The Company received policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 from SLIC during the last two quarters of the year as regulatory approvals of the assumption agreement were received. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements. SLIC merged into TLIC, an affiliate, effective October 1, 2015, so the reinsurance agreement is now with TLIC.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008. TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance transaction resulted in the Company assuming all liabilities of TLIC arising under these policies. The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,391 and $1,321 of this balance during 2016 and 2015, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Letters of credit held for all unauthorized reinsurers as of December 31, 2016, 2015 and 2014 were $1,404,444, $1,440,113 and $1,521,194 respectively.

The Company reinsures a closed block of GMIB, GMDB, and GMWB risks to FReC. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements. The risk reinsured to the affiliated reinsurer is retained by the Transamerica group. The risks assumed by FReC are all affiliated variable annuity treaties.

Variable annuity reserves established by FReC are equal to the US GAAP reserve requirements. In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level. The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $297,279 in 2016. The amount of collateral supporting the reserve credits was $293,764 in 2016. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

The Company assumed modified coinsurance reserves of $4,536,010 and $4,236,392 as of December 31, 2016 and 2015, respectively, for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TLIC, an affiliate. Assumed losses incurred of $361,167 and $346,166 for years ended December 31, 2016 and 2015, respectively, are presented net within the claims development table in Note 1.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$862,256	$93,444	$955,700
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	862,256	93,444	955,700
Deferred Tax Assets Nonadmitted	307,256	—	307,256

Subtotal (Net Deferred Tax Assets)	555,000	93,444	648,444
Deferred Tax Liabilities	248,544	84,683	333,227

Net Admitted Deferred Tax Assets	$306,456	$8,761	$315,217

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$829,096	$113,031	$942,127
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	829,096	113,031	942,127
Deferred Tax Assets Nonadmitted	336,781	—	336,781

Subtotal (Net Deferred Tax Assets)	492,315	113,031	605,346
Deferred Tax Liabilities	203,198	64,641	267,839

Net Admitted Deferred Tax Assets	$289,117	$48,390	$337,507

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$33,160	$(19,587)	$13,573
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	33,160	(19,587)	13,573
Deferred Tax Assets Nonadmitted	(29,525)	—	(29,525)

Subtotal (Net Deferred Tax Assets)	62,685	(19,587)	43,098
Deferred Tax Liabilities	45,346	20,042	65,388

Net Admitted Deferred Tax Assets	$17,339	$(39,629)	$(22,290)

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:

	Year Ended December 31
	2016	2015	Change
Ordinary
Discounting of unpaid losses	$1,212	$641	$571
Policyholder reserves	400,728	397,858	2,870
Investments	198,541	159,998	38,543
Deferred acquisition costs	207,849	206,232	1,617
Compensation and benefits accrual	342	576	(234)
Receivables – nonadmitted	49,919	58,970	(9,051)
Section 197 Intangible Amortization	395	454	(59)
Corporate Provision	140	70	70
Other (including items <5% of ordinary tax assets)	3,130	4,297	(1,167)

Subtotal	862,256	829,096	33,160
Nonadmitted	307,256	336,781	(29,525)

Admitted ordinary deferred tax assets	555,000	492,315	62,685
Capital:
Investments	93,444	113,031	(19,587)
Other (including items <5% of total total capital tax assets)	—	—	—

Subtotal	93,444	113,031	(19,587)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	93,444	113,031	(19,587)

Admitted deferred tax assets	$648,444	$605,346	$43,098

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	Change
Deferred Tax Liabilities:
Ordinary
Investments	$186,250	$137,137	$49,113
Provision for Contingent Debt	4,091	4,270	(179)
Deferred and uncollected premium	44,560	44,761	(201)
Reinsurance Ceded	916	1,402	(486)
§807(f) adjustment	11,389	14,254	(2,865)
Separate account adjustments	1,339	1,373	(34)
Other (including items <5% of total ordinary tax liabilities)	(1)	1	(2)

Subtotal	248,544	203,198	45,346
Capital
Investments	84,683	64,641	20,042
Subtotal	84,683	64,641	20,042

Deferred tax liabilities	333,227	267,839	65,388

Net deferred tax assets/liabilities	$315,217	$337,507	$(22,290)

As discussed in Note 1, for the years ended December 31, 2016 and 2015 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2016
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$189,735	$21,620	$211,355
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	87,353	16,509	103,862
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	87,353	16,509	103,862
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	203,977
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	277,912	55,315	333,227

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$555,000	$93,444	$648,444

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2015
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$205,446	$17,106	$222,552
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	76,949	38,006	114,955
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	76,949	38,006	114,955
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	174,970
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	209,920	57,919	267,839

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$492,315	$113,031	$605,346

	Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(15,711)	$4,514	$(11,197)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	10,404	(21,497)	(11,093)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	10,404	(21,497)	(11,093)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	29,007
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	67,992	(2,604)	65,388

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$62,685	$(19,587)	$43,098

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2016	2015	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	674%	672%	2%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$1,359,844	$1,166,465	$193,379

The impact of tax planning strategies at December 31, 2016 and 2015 was as follows:

	December 31, 2016
	Ordinary Percent	Capital Percent	Total Percent
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	18%	3%

	December 31, 2015
	Ordinary Percent	Capital Percent	Total Percent
(% of Total Adjusted Gross DTAs)	0%	82%	10%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	34%	6%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2016	2015	Change
Current Income Tax
Federal	$14,354	$(29,748)	$44,102

Subtotal	14,354	(29,748)	44,102
Federal income tax on net capital gains	3,804	17,108	(13,304)

Federal and foreign income taxes incurred	$18,158	$(12,640)	$30,798

	Year Ended December 31
	2015	2014	Change
Current Income Tax
Federal	$(29,748)	$196,140	$(225,888)

Subtotal	(29,748)	196,140	(225,888)
Federal income tax on net capital gains	17,108	4,261	12,847

Federal and foreign income taxes incurred	$(12,640)	$200,401	$(213,041)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2016 or 2015.

The Company made a modification in 2015 to its groupings of DTAs and DTLs (as permitted under SSAP No. 101, Q&A 2.9). Prior to this change, TPLIC had DTAs and DTLs that were netted together within two specific categories of temporary differences. TPLIC determined, in accordance with its practice of recording DTAs and DTLs separately for purposes of application of SSAP No. 101, that it is more appropriate and consistent to present DTAs and DTLs with respect to 1) reserves and deferred and uncollected premiums and 2) bonds and derivatives on certain blocks of business.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2016	2015	2014
Current income taxes incurred	$18,159	$(12,640)	$200,401
Change in deferred income taxes	42,764	(105,861)	23,946
(without tax on unrealized gains and losses)
Total income tax reported	$60,923	$(118,501)	$224,347
Income before taxes	$433,722	$198,070	$558,113
	35.00%	35.00%	35.00%
Expected income tax expense (benefit) at 35% statutory rate	$151,803	$69,325	$195,340
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(11,217)	(13,319)	(10,219)
Tax credits	(12,804)	(43,238)	(8,934)
Tax-exempt Income	(13)	(8)	(12)
Tax adjustment for IMR	(28,395)	(8,634)	(8,667)
Surplus adjustment for in-force ceded	(25,874)	(34,325)	93,779
Nondeductible expenses	107	382	973
Deferred tax benefit on other items in surplus	7,670	(78,300)	(26,022)
Provision to return	(201)	(2,526)	(3,964)
Life-owned life insurance	(1,281)	(1,283)	(1,319)
Dividends from certain foreign corporations	442	448	414
Prior period adjustment	—	(3,325)	—
Pre-tax income of single member limited liability company	2,234	(872)	(3,094)
Audit Adjustment – Permanent	(5,667)	—	—
Intercompany Dividends	(15,785)	(7,000)	—
Partnership Permanent Adjustment	(848)	4,077	—
Other	752	98	(3,928)

Total income tax reported	$60,923	$(118,501)	$224,347

The Company’s federal income tax return is consolidated with other affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2016.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2016 and 2015, the Company had no operating loss or tax credit carryforwards available for tax purposes. The Company did not have a capital loss carryforward at December 31, 2016 and 2015.

The Company incurred income taxes during 2016, 2015 and 2014 of $37,840, $6,410, and $178,415, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2016 and 2015 is $1,616 and $1,431, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,616. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2016, 2015 and 2014 is $(343), $224 and $956, respectively. The total interest payable balance as of December 31, 2016 and 2015 is $235 and $579, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

During 2016 the company modified its calculation of dividends that are eligible for the dividends received deduction. This resulted in recording a permanent tax benefit of $6,063 in the Company’s 2016 financial statements for years 2011 – 2015. This has been treated as a change in estimate, the impact on future years is not currently determinable.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examinations for the years 2005 through 2008 have been completed and resulted in tax return adjustments that have been approved by IRS Appeals. We expect the receivables and payables for those years to be settled in 2017. An examination is in progress for the years 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

7. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2016 and 2015.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

For the years ended December 31, 2016, 2015 and 2014, premiums for participating life insurance policies were $1,032, $1,094 and $1,142, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,088, $1,134 and $1,255 to policyholders during 2016, 2015 and 2014, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2016
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$11,168	$19,728	$—	$30,896	0%
At book value less surrender charge of 5% or more	5,622	—	—	5,622	0
At fair value	4,016	—	16,489,244	16,493,260	77

Total with adjustment or at fair value	20,806	19,728	16,489,244	16,529,778	77
At book value without adjustment (minimal or no charge or adjustment)	1,494,122	—	—	1,494,122	7
Not subject to discretionary withdrawal provision	3,372,006	—	88,046	3,460,052	16

Total annuity reserves and deposit liabilities	4,886,934	19,728	16,577,290	21,483,952	100%

Less reinsurance ceded	298,987	—	—	298,987

Net annuity reserves and deposit liabilities	$4,587,947	$19,728	$16,577,290	$21,184,965

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2015
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$31,320	$20,565	$—	$51,885	0%
At book value less surrender charge of 5% or more	11,894	—	—	11,894	0
At fair value	4,063	—	17,914,618	17,918,681	69

Total with adjustment or at fair value	47,277	20,565	17,914,618	17,982,460	69
At book value without adjustment (minimal or no charge or adjustment)	3,639,498	—	—	3,639,498	14
Not subject to discretionary withdrawal provision	4,433,305	—	93,166	4,526,471	17

Total annuity reserves and deposit liabilities	8,120,080	20,565	18,007,784	26,148,429	100%

Less reinsurance ceded	3,891,981	—	—	3,891,981

Net annuity reserves and deposit liabilities	$4,228,099	$20,565	$18,007,784	$22,256,448

Included in the liability for deposit-type contracts at December 31, 2016 and 2015 are approximately $49,865 and $50,178, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

The Company’s liability for deposit-type contracts includes GIC’s and Funding Agreements assumed from TLIC, an affiliate. The liabilities assumed are $0 and $900,182 at December 31, 2016 and 2015, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets and the liabilities of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company are as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2016	$—	$63	$804,574	$804,637

Reserves for separate accounts as of December 31, 2016 with assets at fair value	$—	$19,728	$19,703,619	$19,723,347

Total as of December 31, 2016	$—	$19,728	$19,703,619	$19,723,347

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
With fair value adjustment	$—	$19,728	$—	$19,728
At fair value	—	—	19,615,571	19,615,571
Not subject to discretionary withdrawal	—	—	88,048	88,048

Total separate account liabilities at December 31, 2016	$—	$19,728	$19,703,619	$19,723,347

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2015	$—	$198	$900,198	$900,396

Reserves for separate accounts as of December 31, 2015 with assets at fair value	$—	$20,565	$21,174,797	$21,195,362

Total as of December 31, 2015	$—	$20,565	$21,174,797	$21,195,362

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
With fair value adjustment	$—	$20,565	$—	$20,565
At fair value	—	—	21,081,630	21,081,630
Not subject to discretionary withdrawal	—	—	93,167	93,167

Total separate account liabilities at December 31, 2015	$—	$20,565	$21,174,797	$21,195,362

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2014	$—	$90	$888,802	$888,892

Reserves for separate accounts as of December 31, 2014 with assets at fair value	$—	$21,367	$21,868,175	$21,889,542

Total as of December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

Reserves for separate accounts by withdrawal characteristics as of December 31, 2014:
With fair value adjustment	$—	$21,367	$—	$21,367
At fair value	—	—	21,770,891	21,770,891
Not subject to discretionary withdrawal	—	—	97,284	97,284

Total separate account liabilities at December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2016	2015	2014
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$810,679	$907,989	$889,269
Transfers from separate accounts	(1,153,614)	(1,381,485)	(1,351,592)

Net transfers from separate accounts	(342,935)	(473,496)	(462,323)
Miscellaneous reconciling adjustments	128,436	245,172	166,002

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$(214,499)	$(228,324)	$(296,321)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2016 and 2015, the Company’s separate account statement included legally insulated assets of $22,102,098 and $21,319,634 respectively. The assets legally insulated from general account claims at December 31, 2016 and 2015 are attributed to the following products:

	2016	2015
Group annuities	$2,297,161	$2,174,583
Variable annuities	$16,575,392	15,845,604
Variable universal life	$385,393	379,720
Variable life	$2,812,022	2,887,049
Modified separate account	$22,062	21,804
WRL asset accumulator	$10,069	10,873

Total separate account assets	$22,102,099	$21,319,633

As of December 31, 2016 and 2015, the general account of the Company had a maximum guarantee for separate account liabilities of $368,663 and $444,599 respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $11,993, $12,368, $12,979, $11,161, and $11,032 to the general account in 2016, 2015, 2014, 2013, and 2012, respectively. During the years ended December 31, 2016, 2015, 2014, 2013 and 2012, the general account of the Company had paid $15,371, $43,256, $2,698, $12,453, and $12,482, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2016 and 2015, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Gross Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2016
Minimum guaranteed death benefit	$9,209,972	$31,208	$18,546
Minimum guaranteed income benefit	602,234	107,989	93,632
Minimum guaranteed withdrawal benefit	614,637	—	—
December 31, 2015
Minimum guaranteed death benefit	$9,044,951	$21,962	$14,416
Minimum guaranteed income benefit	650,495	78,296	70,325
Minimum guaranteed withdrawal benefit	676,512	—	—

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policies’ next anniversary date. At December 31, 2016 and 2015, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2016
Life and annuity:
Ordinary direct first-year business	$14,525	$12,178	$2,347
Ordinary direct renewal business	177,650	37,981	139,669
Group life direct business	9,595	2,641	6,954
Credit direct business	187	—	187
Reinsurance ceded	(21,860)	—	(21,860)

	$180,097	$52,800	$127,297
Accident and health	60,509	—	60,509

	$240,606	$52,800	$187,806

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary direct first-year business	$13,984	$11,667	$2,317
Ordinary direct renewal business	182,599	41,472	141,127
Group life direct business	10,761	3,027	7,734
Credit direct business	210	—	210
Reinsurance ceded	(23,339)	—	(23,339)

	$184,215	$56,166	$128,049
Accident and health	66,918	—	66,918

	$251,133	$56,166	$194,967

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. A t December 31, 2016 and 2015, the Company had no premium deficiency reserve.

At December 31, 2016 and 2015, the Company had insurance in force aggregating $5,871,535 and $6,931,222 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $63,390 and $76,132 to cover these deficiencies at December 31, 2016 and 2015, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $5,194 and $5,094, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. As of December 31, 2016 and 2015, the Company has recorded a liability of $0 for the amount it has been assessed to fund the transitional reinsurance program.

8. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $350,270 without the prior approval of insurance regulatory authorities in 2016.

On June 20, 2016 the Company paid an ordinary dividend of $125,000 to its parent company. On December 22, 2015, the Company paid cash return of capital of $200,000 to its parent company. On December 29, 2014, the Company paid common stock dividends of $50,000 to its parent company.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company received dividends of $20,000 from its subsidiary, World Financial Group Insurance Agency, Inc., on December 31, 2015. The Company received dividends of $15,400 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc, respectively, on December 31, 2014.

Capital contributions of $118,422 and $16,578 were received from CGC and TA Corp, respectively, on February 13, 2014.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2016, the Company meets the minimum RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote.

The Company’s surplus notes are held by CGC and TA Corp. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

Additional information related to the surplus notes at December 31, 2016 and 2015 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest
2016
CGC	$102,734	$6,164	$80,187	$514
TA Corp	57,266	3,436	35,225	286

Total	$160,000	$9,600	$115,412	$800

2015
CGC	$102,734	$6,164	$74,023	$514
TA Corp	57,266	3,436	31,790	286

Total	$160,000	$9,600	$105,813	$800

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2016 and 2015, respectively, securities with a fair value of $344,899 and $316,319 were on loan under securities lending agreements as part of this program. At December 31, 2016, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $425,875 and $354,051 at December 31, 2016 and 2015, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$425,817
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	425,817
Securities received	—

Total collateral received	$425,817

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$64,657	$64,657
30 days or less	193,281	193,281
31 to 60 days	59,319	59,319
61 to 90 days	37,085	37,085
91 to 120 days	20,346	20,346
121 to 180 days	51,187	51,187

Total	425,875	425,875
Securities received	—	—

Total collateral reinvested	$425,875	$425,875

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $426,081 (fair value of $425,875) that are currently tradable securities that could be sold and used to pay for the $425,817 in collateral calls that could come due under a worst-case scenario.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $3,789, $4,715 and $4,602, for the years ended December 31, 2016, 2015 and 2015, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,786, $1,616 and $1,368, for the years ended December 31, 2016, 2015 and 2014, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2015, 2014 and 2013 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $812, $1,089 and $1,337 related to these plans for the years ended December 31, 2016, 2015 and 2014, respectively.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $404.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between TA Corp companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $61,264 $79,111 and $66,670 during 2016, 2015 and 2014, respectively. The amount paid as a result of being a party to these agreements was $302,445 $296,093 and $189,982 during 2016, 2015 and 2014, respectively.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $42, $42 and $50 for the years ended December 31, 2016, 2015 and 2014, respectively.

At December 31, 2016 and 2015, the Company reported a net amount of $(64,869) and $(83,509) (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2016, 2015 and 2014, the Company (paid)/received net interest of $58, $(120) and $2, respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $20,705, $23,447 and $26,057 for these services during 2016, 2015 and 2014, respectively.

At December 31, 2016, the Company had short-term intercompany notes receivable of $74,100 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$74,100	December 31, 2017	0.47%

At December 31, 2015, the Company had short-term intercompany notes receivable of $252,700 as follows.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$9,200	July 16, 2016	0.16%
TA Corp	17,000	July 20, 2016	0.16%
TA Corp	200,000	July 28, 2016	0.16%
TA Corp	26,500	October 27, 2016	0.25%

The Company had no short-term notes receivable at December 31, 2014.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2016 and 2015, the cash surrender value of these policies was $165,912 and $83,231, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. As discussed in Note 6 – Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $171,075 and $167,132 at December 31, 2016 and 2015, respectively.

The Company utilizes the look-through approach in valuing its investment in the following two entities.

Real Estate Alternatives Portfolio 3, LLC (REAP 3)	$22,698
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$58,055

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 of SCA entitles and/or non-SCA SSAP No. 48 entities owed by REAP 3 and REAP 4 HR and valued in accordance with the relevant paragraphs of SSAP No. 97. All liabilities, commitments, contingencies, guarantees, or obligations of REAP 3 and REAP 4 HR, which are required to be recorded as liabilities, commitments, contingencies, guarantees, or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in REAP 3 and REAP 4 HR if not already recoded in the financial statements of REAP 3 and REAP 4 HR.

Transamerica Premier Life Insurance Company

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2016:

	Percentage of		Admitted	Nonadmitted
SCA Entity	SCA Ownership	Gross Amount	Amount	Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37.00%	$11,909	$11,909	$—
INTERSECURITIES INS AGENCY INC	100.00	—	—	—
TRANSAMERICA ASSET MANAGEMENT INC	77.00	28,195	28,195	—
TRANSAMERICA FUND SERVICES INC	44.13	—	—	—
WORLD FIN GRP INSURANCE AGENCY INC	100.00	—	—	—
AEGON DIRECT MARKETING SVC INC	73.55	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$40,104	$40,104	$—

SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)	XXX	$40,104	$40,104	$—

Aggregate Total (a+e)	XXX	$40,104	$40,104	$—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the NAIC responses for the SCA filings (except 8Bi entities):

SCA Entity (Should be same entities as shown in M(1) above.)	Type of NAIC Filing *	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2016	$14,215	Y	N	I
INTERSECURITIES INS AGENCY INC	NA		—	N	N	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	11/16/2016	47,762	Y	N	I
TRANSAMERICA FUND SERVICES INC	NA		—	N	N	I
WORLD FIN GRP INSURANCE AGENCY INC	NA		—	N	N	I
AEGON DIRECT MARKETING SVC INC	NA		—	N	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$61,977

SSAP No. 97 8b(iv) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)	—	—	$61,977	—	—	—

Aggregate Total (a+e)	—	—	$61,977	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the year ended December 31, 2016 is as follows:

					Total Direct
Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Premiums Written/ Produced By
The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$558,092
100 Vanguard Blvd.			Annuities
Malvern, PA 19355

Gallagher Bollinger, Inc.	22-0781130	No	Group A&H, Life	C, CA, P, U	26,830
101 JFK Parkway
Short Hills, NJ 07078

Affinion Group	20-0641090	No	AD&D	P	141,151
6 High Ridge Park
Stamford, CT 06905

All Other TPA Premiums					102

Total					$726,175

C- Claims Payment

CA- Claims Adjustment

B- Binding Authority1%

P- Premium Collection

U- Underwriting

For years ended December 31, 2016, 2015 and 2014, the Company had $558,092, $618,587, $576,577, respectively, of direct premiums written by The Vanguard Group, Inc. For years ended December 31, 2016, 2015 and 2014, the Company had $26,830, $41,103, $76,351, respectively, of direct premiums written by Gallagher Bollinger, Inc. For the years ended December 31, 2016 and 2015, the Company had $141,151 and $146,339, respectively, of direct premiums written by Affinion Group. For years ended December 31, 2016, 2015 and 2014, the Company had $102, $154, $131, respectively, of direct premiums written by all other managing general agents.

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $52,844,297 and $51,810,312 as of December 31, 2016 and 2015, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $15 and $62 at December 31, 2016 and 2015, respectively.

At December 31, 2016 and 2015, the Company has mortgage loan commitments of $17,736 and $6,735, respectively.

The Company has contingent commitments of $185,080 and $150,592 at December 31, 2016 and 2015, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $70,929 and $117, respectively.

The Company has no private placement commitments outstanding as of December 31, 2016 and 2015, respectively.

The Company has no securities acquired (sold) on a TBA basis as of December 31, 2016. The Company sold $130,726 of securities on a TBA basis as of December 31, 2015, and the receivable related to these TBAs was reclassed. Note 5, Investments, provides details on the offsetting and netting of assets and liabilities related to this transaction.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying value of $244,157 and $118,131, respectively, and fair value of $258,821 and $130,955, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2016 and 2015, respectively, was $335,230 and $309,456.

In addition, securities in the amount of $20,484 and $154,398 were posted to the Company as of December 31, 2016 and 2015, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or re-pledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying amount of $0 and $13,527 respectively, and fair value of $0 and $14,293 respectively, in conjunction with these transactions.

Transamerica Premier Life Insurance Company

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third-party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the LIHTC partnerships. Guarantee payments arise if LIHTC partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In accordance with SSAP No. 5R, the Company did not recognize a liability for the LIHTC since the amount is considered immaterial to the Company’s financial results. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $39 and $72 at December 31, 2016 and 2015, respectively. No payments are required as of December 31, 2016. The current assessment of risk of making payments under these guarantees is remote.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2016 and 2015:

	December 31
	2016	2015
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$39	$72

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	—	—
Other	39	$72

Total impact if action required	$39	$72

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,575,000. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines. At December 31, 2016 and 2015, the Company purchased/owned the following FHLB stock as part of the agreement:

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015
Membership Stock:
Class A	$—	$—
Class B	10,000	10,000
Activity Stock	63,000	16,000
Excess Stock	—	—

Total	$73,000	$26,000

At December 31, 2016, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$10,000

At December 31, 2016 and 2015, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2016
Total Collateral Pledged	$1,924,639	$1,883,635

	Fair Value	Carry Value
Decemeber 31, 2015
Total Collateral Pledged	$925,622	$895,353

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016 and 2015, the maximum amount pledged to the FHLB during the reporting period was as follows:

	Fair Value	Carry Value
2016
Maximum Collateral Pledge	$1,924,639	$1,883,635

	Fair Value	Carry Value
2015
Maximum Collateral Pledge	$954,381	$898,749

At December 31, 2016 and 2015, the borrowings from the FHLB were as follows:

		Funding
		Agreements
	General	Reserves
	Account	Established
December 31, 2016
Debt	$1,175,000	$—
Funding agreements	400,000	400,157
Other	—	—

Total	$1,575,000	$400,157

		Funding
		Agreements
	General	Reserves
	Account	Established
December 31, 2015
Debt	$—	$—
Funding agreements	400,000	—
Other	—	—

Total	$400,000	$—

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2016, the maximum amount of borrowings during reporting period was as follows:

General
Account
2016
Debt	$1,175,000
Funding agreements	400,000
Other	—

Total	$1,575,000

At December 31, 2016 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2016 for the total payout block is $2,270,109. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2016 and 2015, the Company’s reserves related to this matter were not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. As of December 31, 2016 and 2015, the Company’s estimated future share of future guaranty fund assessments related to several major insurer insolvencies were not material to the Company’s financial position.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2016 and 2015, the Company had dollar repurchase agreements outstanding in the amount of $175,171 and $291,895, respectively. The Company had an outstanding liability for borrowed money in the amount $170,594 and $161,834, which included accrued interest of $444 and $851, at December 31, 2016 and 2015, respectively due to participation in dollar repurchase agreements.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of dollar repurchase agreements are as follows:

Fair Value
Open	$170,150
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	170,150
Securities received	—

Total collateral received	$170,150

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2016 and reacquired within 30 days of the sale date.

15. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2016 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2016
Balance Sheet:
Total assets as reported in the company’s Annual Statement	41,515,552
Decrease Cash, cash equivalents and short-term investments	(40,000)
Increase accounts receivable	40,000
Decrease in other assets	(34,708)

Total assets as reported in the accompanying audited statutory basis balance sheet	41,480,844

Liabilities as reported in the Company’s Annual Statement	39,837,875
Decrease in Remmittances and items not allocated	(34,708)

Total liabilities as reported in the accompanying audited statutory basis balance sheet	39,803,167

In the 2016 Annual Statement, an entry was excluded due to timing that left accounts receivables and remittances overstated. Another entry was excluded that left cash overstated and A/R understated. Both were corrected in the 2016 audited financial statements and had no net balance sheet impact and the first item had no cash flow impact. The second item is included below.

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31,
2016
Statement of Cash Flow
Total net cash from operations in the Company’s Annual Statement	2,614,332
Decrease Premiums collected, net of reinsurance	(2,886,342)
Increase Benefit and loss related payments	787,920

Total net cash from operations in the accompanying audited statutory basis statement of cash flow	(272,010)

Total net cash from financing and miscellaneous sources in the
Company’s Annual Statement	(1,011,385)
Decrease Reinsurance on deposit-type contracts and other insurance liabilities	(1,300,249)
Increase Funds held under reinsurance treaties with unauthorized reinsurers	3,398,671
Decrease other cash (applied) provided	(40,000)

Total net cash from financing and miscellaneous sources in the accompanying audited statuotry basis satement of cash flow	1,047,037

Net change in cash, cash equivalents and short-term investments due to reconciliation	(40,000)

In the 2016 Annual Statement, an entry was excluded that left financing cash activity overstated. A cash flow movement between operating activities and Financing activities related to the reinsurance recapture was excluded. These were corrected in the 2016 audited financial statements and updated in the balance sheet and cash flow statement.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2016 through April 24, 2017.

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Distribution Corporation (FKA Transamerica Retirement Solutions)	47-4460403
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

INTERNAL

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Life Insurance Company	03-0164230
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
The RCC Group Inc	13-3695273
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance Inc	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis

Financial Statement Schedule

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2016

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$1,918,664	$1,918,639	$1,933,300
States, municipalities and political subdivisions	546,657	555,409	546,651
Foreign governments	215,641	224,479	215,641
Hybrid securities	316,139	309,163	316,139
All other corporate bonds	10,236,957	11,416,457	10,218,485
Preferred stocks	10,681	9,818	10,449

Total fixed maturities	13,244,739	14,433,964	13,240,665
Equity securities
Common stocks:
Industrial, miscellaneous and all other	73,117	111,964	111,964

Total equity securities	73,117	111,964	111,964
Mortgage loans on real estate	1,598,685		1,598,685
Real estate	226,688		226,688
Policy loans	926,400		926,400
Other long-term investments	257,527		257,527
Receivable for Securities	1,154		1,154
Securities Lending	425,875		425,875
Cash, cash equivalents and short-term investments	1,134,273		1,134,273

Total investments	$17,888,458		$17,923,232

(1)	Original cost of equity securities and as to fixed maturities, original cost reduced by repayments and OTTI, as applicable, and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of $31,157 are held at fair value rather than amortized cost due to having and NAIC 6 rating. A preferred stock security is held at its fair value of $7,326 rather than amortized cost due to having an NAIC 6 rating.

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2016
Individual life	$7,871,102	$—	$108,989	$1,280,727	$374,691	$1,021,572	$780,254
Individual health	943,236	25,921	52,368	604,965	48,396	583,032	184,394
Group life and health	602,867	23,520	81,892	625,305	31,012	344,371	282,335
Annuity	3,344,133	—	539	764,576	314,418	1,180,579	(112,011)

	$12,761,338	$49,441	$243,788	$3,275,573	$768,517	$3,129,554	$1,134,972

Year ended December 31, 2015
Individual life	$7,342,263	$—	$115,608	$1,173,427	$363,846	$872,269	$799,628
Individual health	874,366	30,940	57,676	530,294	41,145	524,184	237,922
Group life and health	635,765	19,430	92,704	636,321	31,081	353,653	211,968
Annuity	3,363,955	—	676	778,135	330,277	949,835	(34,630)
Other	—	—	—	—	74,485	—	—

	$12,216,349	$50,370	$266,664	$3,118,177	$840,834	$2,699,941	$1,214,888

Year ended December 31, 2014
Individual life	$6,956,487	$—	$130,400	$950,127	$372,068	$718,488	$648,770
Individual health	545,640	23,215	40,888	4,065,711	43,818	(13,748)	3,855,616
Group life and health	662,343	31,956	102,266	566,324	35,156	313,348	269,914
Annuity	3,660,269	—	941	755,164	374,929	1,222,721	(155,769)

	$11,824,739	$55,171	$274,495	$6,337,326	$825,971	$2,240,809	$4,618,531

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2016
Life insurance in force	$219,520,173	$73,369,751	$338,978	$126,782,970	0%

Premiums:
Individual life	$1,719,001	$448,239	$9,965	$1,280,727	1%
Individual health	228,511	1,676	378,130	604,965	63%
Group life and health	630,029	85,628	80,904	625,305	13%
Annuity	723,545	(2,072,383)	(2,031,352)	764,576	-266%

	$3,301,086	$(1,536,840)	$(1,562,353)	$3,275,573	-48%

Year ended December 31, 2015
Life insurance in force	$199,150,576	$77,398,265	$5,030,659	$126,782,970	4%

Premiums:
Individual life	$1,629,401	$464,671	$8,697	$1,173,427	1%
Individual health	145,438	4,720	388,714	529,432	73%
Group life and health	630,126	77,888	84,084	636,322	13%
Annuity	793,281	33,124	17,978	778,135	2%

	$3,198,246	$580,403	$499,473	$3,117,316	16%

Year ended December 31, 2014
Life insurance in force	$184,738,794	$84,926,052	$5,804,983	$105,617,725	5%

Premiums:
Individual life	$1,468,449	$532,051	$13,729	$950,127	1%
Individual health	109,110	6,436	3,963,037	4,065,711	97%
Group life and health	594,400	90,136	62,059	566,323	11%
Annuity	768,531	36,250	22,884	755,165	3%

	$2,940,490	$664,873	$4,061,709	$6,337,326	64%

FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Years Ended December 31, 2016 and 2015

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Financial Statements

Years Ended December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

Subaccounts of WRL Series Annuity Account and

Board of Directors of

Transamerica Premier Life Insurance Company

In our opinion, for each of the subaccounts of WRL Series Annuity Account indicated in the table below, the accompanying statements of assets and liabilities, and the related statement of operations and change in net assets present fairly, in all material respects, the financial position of each of the subaccounts of WRL Series Annuity Account as of December 31, 2016, and the results of each of their operations and changes in each of their net assets for the years ended December 31, 2016 and 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Transamerica Premier Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

Access VP High Yield	TA Asset Allocation - Moderate Growth Initial Class
Fidelity® VIP Contrafund® Service Class 2	TA Asset Allocation - Moderate Growth Service Class
Fidelity® VIP Equity-Income Service Class 2	TA Barrow Hanley Dividend Focused Initial Class
Fidelity® VIP Growth Opportunities Service Class 2	TA Barrow Hanley Dividend Focused Service Class
Fidelity® VIP Index 500 Service Class 2	TA BlackRock Tactical Allocation Service Class
ProFund VP Asia 30	TA Clarion Global Real Estate Securities Initial Class
ProFund VP Basic Materials	TA Clarion Global Real Estate Securities Service Class
ProFund VP Bull	TA International Moderate Growth Initial Class
ProFund VP Consumer Services	TA International Moderate Growth Service Class
ProFund VP Emerging Markets	TA Janus Balanced Service Class
ProFund VP Europe 30	TA Janus Mid-Cap Growth Initial Class
ProFund VP Falling U.S. Dollar	TA Janus Mid-Cap Growth Service Class
ProFund VP Financials	TA Jennison Growth Initial Class
ProFund VP Government Money Market	TA Jennison Growth Service Class
ProFund VP International	TA JPMorgan Core Bond Initial Class
ProFund VP Japan	TA JPMorgan Core Bond Service Class
ProFund VP Mid-Cap	TA JPMorgan Enhanced Index Initial Class
ProFund VP NASDAQ-100	TA JPMorgan Enhanced Index Service Class
ProFund VP Oil & Gas	TA JPMorgan Mid Cap Value Initial Class
ProFund VP Pharmaceuticals	TA JPMorgan Mid Cap Value Service Class
ProFund VP Precious Metals	TA JPMorgan Tactical Allocation Initial Class
ProFund VP Short Emerging Markets	TA JPMorgan Tactical Allocation Service Class
ProFund VP Short International	TA Managed Risk - Balanced ETF Service Class
ProFund VP Short NASDAQ-100	TA Managed Risk - Growth ETF Service Class
ProFund VP Short Small-Cap	TA MFS International Equity Initial Class
ProFund VP Small-Cap	TA MFS International Equity Service Class
ProFund VP Small-Cap Value	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Telecommunications	TA Morgan Stanley Capital Growth Service Class
ProFund VP U.S. Government Plus	TA Multi-Managed Balanced Initial Class
ProFund VP UltraSmall-Cap	TA Multi-Managed Balanced Service Class
ProFund VP Utilities	TA PIMCO Tactical - Balanced Service Class
TA AB Dynamic Allocation Initial Class	TA PIMCO Tactical - Conservative Service Class
TA AB Dynamic Allocation Service Class	TA PIMCO Tactical - Growth Service Class
TA Aegon Government Money Market Initial Class	TA PIMCO Total Return Initial Class
TA Aegon Government Money Market Service Class	TA PIMCO Total Return Service Class
TA Aegon High Yield Bond Initial Class	TA QS Investors Active Asset Allocation - Conservative Service Class
TA Aegon High Yield Bond Service Class	TA QS Investors Active Asset Allocation - Moderate Growth Service Class
TA Aegon U.S. Government Securities Initial Class	TA Small/Mid Cap Value Initial Class
TA Aegon U.S. Government Securities Service Class	TA Small/Mid Cap Value Service Class
TA Asset Allocation - Conservative Initial Class	TA T. Rowe Price Small Cap Initial Class
TA Asset Allocation - Conservative Service Class	TA T. Rowe Price Small Cap Service Class
TA Asset Allocation - Growth Initial Class	TA Torray Concentrated Growth Initial Class
TA Asset Allocation - Growth Service Class	TA Torray Concentrated Growth Service Class
TA Asset Allocation - Moderate Initial Class	TA WMC US Growth Initial Class
TA Asset Allocation - Moderate Service Class	TA WMC US Growth Service Class

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2017

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Access VP High Yield	100,164.013	$2,891,876	$2,916,776	$—	$2,916,776	172,784	$11.825224	$17.241566
Fidelity® VIP Contrafund® Service Class 2	700,533.760	18,403,079	22,732,321	3	22,732,324	1,054,142	14.661878	22.146892
Fidelity® VIP Equity-Income Service Class 2	374,232.665	7,229,418	8,031,033	48	8,031,081	401,527	15.483726	20.563607
Fidelity® VIP Growth Opportunities Service Class 2	89,054.657	1,626,263	2,733,978	1	2,733,979	194,205	13.149503	16.217124
Fidelity® VIP Index 500 Service Class 2	349.515	59,922	78,543	5	78,548	3,821	20.186649	21.225807
ProFund VP Asia 30	19,155.529	1,012,011	905,290	8	905,298	116,649	7.471851	9.652223
ProFund VP Basic Materials	38,655.061	2,057,197	2,190,582	(7)	2,190,575	195,346	10.663260	12.035945
ProFund VP Bull	172,201.417	6,900,477	7,499,372	(4)	7,499,368	471,572	12.250955	16.398309
ProFund VP Consumer Services	59,468.906	3,522,002	3,662,095	(17)	3,662,078	188,756	14.785731	21.317957
ProFund VP Emerging Markets	214,018.406	4,537,933	4,475,125	(8)	4,475,117	698,180	6.157745	7.040414
ProFund VP Europe 30	83,656.020	1,661,226	1,743,391	(3)	1,743,388	216,694	7.549186	11.713928
ProFund VP Falling U.S. Dollar	2,130.630	47,437	43,827	1	43,828	7,027	6.018033	6.330023
ProFund VP Financials	85,639.867	2,801,421	3,046,210	(5)	3,046,205	345,078	8.443539	16.713769
ProFund VP Government Money Market	5,402,176.050	5,402,176	5,402,176	37	5,402,213	586,236	8.832854	9.555967
ProFund VP International	119,476.191	2,245,414	2,302,306	1	2,302,307	313,247	6.691115	10.086711
ProFund VP Japan	12,447.156	529,599	546,430	88	546,518	66,445	7.709878	15.095024
ProFund VP Mid-Cap	122,854.075	3,976,849	4,206,524	(9)	4,206,515	278,017	12.123518	15.604450
ProFund VP NASDAQ-100	216,717.367	6,965,170	7,132,169	5	7,132,174	289,244	15.911847	25.673420
ProFund VP Oil & Gas	113,064.801	4,569,658	4,367,693	25	4,367,718	480,494	8.810738	10.467326
ProFund VP Pharmaceuticals	125,494.203	4,833,277	4,445,005	1	4,445,006	261,957	15.106465	17.347807
ProFund VP Precious Metals	124,555.635	2,639,742	2,336,664	(1)	2,336,663	528,623	4.214981	4.478816
ProFund VP Short Emerging Markets	13,781.371	170,657	162,069	(1)	162,068	44,310	3.375715	8.455349
ProFund VP Short International	3,613.868	45,363	43,258	(19)	43,239	10,126	4.108126	6.931918
ProFund VP Short NASDAQ-100	22,497.625	355,180	343,989	(2)	343,987	179,841	1.855781	4.178382
ProFund VP Short Small-Cap	33,269.149	608,778	503,695	(1)	503,694	296,285	1.633781	4.784702
ProFund VP Small-Cap	87,557.740	2,836,962	3,093,415	60	3,093,475	191,995	11.782575	16.826838
ProFund VP Small-Cap Value	80,780.863	3,511,607	3,734,499	—	3,734,499	237,352	14.846490	17.348514
ProFund VP Telecommunications	69,441.469	2,723,570	2,831,823	(2)	2,831,821	249,496	10.915686	15.193853
ProFund VP U.S. Government Plus	95,118.927	2,462,425	2,157,297	(11)	2,157,286	135,505	8.780377	16.175307
ProFund VP UltraSmall-Cap	111,953.002	2,452,025	2,822,335	12	2,822,347	204,385	11.164014	23.093574
ProFund VP Utilities	107,757.466	4,824,554	4,706,846	(3)	4,706,843	338,022	13.434130	14.702203
TA AB Dynamic Allocation Initial Class	321,027.676	2,875,035	3,043,342	(1)	3,043,341	187,662	10.554457	16.801972
TA AB Dynamic Allocation Service Class	5,419.097	45,212	50,994	8	51,002	3,087	15.525060	16.724028
TA Aegon Government Money Market Initial Class	35,868,287.409	35,868,287	35,868,287	(19)	35,868,268	2,757,450	8.455402	15.924859
TA Aegon Government Money Market Service Class	388,343.460	388,343	388,343	—	388,343	40,865	9.086770	9.788434
TA Aegon High Yield Bond Initial Class	1,391,014.458	10,535,420	10,919,463	(7)	10,919,456	514,749	12.491429	21.782301
TA Aegon High Yield Bond Service Class	24,152.479	190,211	192,254	(3)	192,251	9,266	19.585790	21.098184
TA Aegon U.S. Government Securities Initial Class	708,151.186	8,688,207	8,363,266	(17)	8,363,249	605,013	9.521862	14.250929
TA Aegon U.S. Government Securities Service Class	9,364.293	121,344	113,308	(3)	113,305	8,791	12.049025	12.979579
TA Asset Allocation—Conservative Initial Class	4,888,416.124	51,025,564	49,764,076	2	49,764,078	3,037,681	10.360615	17.004129
TA Asset Allocation—Conservative Service Class	80,655.437	822,174	812,200	5	812,205	47,379	16.214345	17.466589
TA Asset Allocation—Growth Initial Class	6,615,585.212	57,472,930	75,086,892	69	75,086,961	4,180,515	13.153496	18.479565

See accompanying notes.

2

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Asset Allocation—Growth Service Class	209,760.048	$1,821,859	$2,361,898	$8	$2,361,906	111,907	$19.849228	$21.382388
TA Asset Allocation—Moderate Initial Class	8,610,695.023	89,020,282	97,300,854	11	97,300,865	5,573,642	10.709452	18.068704
TA Asset Allocation—Moderate Service Class	193,591.046	1,976,189	2,160,476	(3)	2,160,473	114,280	17.827594	19.204397
TA Asset Allocation—Moderate Growth Initial Class	11,453,020.910	129,959,328	135,374,707	35	135,374,742	7,499,355	12.449037	18.570411
TA Asset Allocation—Moderate Growth Service Class	302,689.939	3,167,099	3,532,392	5	3,532,397	174,428	19.040438	20.511004
TA Barrow Hanley Dividend Focused Initial Class	2,979,829.112	46,562,074	67,284,541	(30)	67,284,511	2,002,057	14.394887	36.752298
TA Barrow Hanley Dividend Focused Service Class	37,870.497	648,250	855,495	12	855,507	31,898	25.185547	27.130782
TA BlackRock Tactical Allocation Service Class	354,097.422	5,498,035	5,272,511	—	5,272,511	499,515	10.253801	10.595860
TA Clarion Global Real Estate Securities Initial Class	2,306,945.462	27,894,624	28,283,151	6	28,283,157	889,883	11.350303	39.532690
TA Clarion Global Real Estate Securities Service Class	38,536.737	460,862	493,656	2	493,658	19,305	24.228221	26.099711
TA International Moderate Growth Initial Class	330,664.836	3,031,227	3,071,876	13	3,071,889	294,251	10.009439	10.606215
TA International Moderate Growth Service Class	2,571.425	25,133	23,683	(1)	23,682	2,341	9.753200	10.334658
TA Janus Balanced Service Class	230,697.268	2,900,599	3,068,274	(24)	3,068,250	2,468,867	1.204269	1.251155
TA Janus Mid-Cap Growth Initial Class	3,848,618.869	106,608,874	97,100,654	(4)	97,100,650	2,102,514	10.415524	61.174085
TA Janus Mid-Cap Growth Service Class	22,157.692	632,713	537,767	(5)	537,762	23,590	21.512845	23.174748
TA Jennison Growth Initial Class	2,402,528.260	24,536,812	21,142,249	6	21,142,255	1,144,044	15.351755	18.895965
TA Jennison Growth Service Class	23,844.962	234,793	201,490	1	201,491	11,164	17.716055	18.368320
TA JPMorgan Core Bond Initial Class	3,063,330.765	39,769,294	39,394,434	(7)	39,394,427	1,414,510	9.869785	40.201796
TA JPMorgan Core Bond Service Class	31,279.623	427,969	428,218	(1)	428,217	29,693	13.793868	14.859152
TA JPMorgan Enhanced Index Initial Class	958,232.131	16,224,591	17,602,724	1	17,602,725	816,184	16.452298	22.404986
TA JPMorgan Enhanced Index Service Class	7,347.180	109,519	134,747	1	134,748	5,298	23.758253	25.593215
TA JPMorgan Mid Cap Value Initial Class	780,969.302	12,586,303	15,150,804	6	15,150,810	442,975	31.169874	35.069454
TA JPMorgan Mid Cap Value Service Class	9,597.519	143,866	183,888	11	183,899	5,447	31.448663	33.877710
TA JPMorgan Tactical Allocation Initial Class	2,655,691.585	35,561,490	37,737,377	25	37,737,402	1,179,049	10.547285	36.029041
TA JPMorgan Tactical Allocation Service Class	31,563.479	432,838	469,665	7	469,672	31,484	13.995086	15.076293
TA Managed Risk—Balanced ETF Service Class	471,533.305	5,538,299	5,238,735	1	5,238,736	427,520	11.711519	12.493326
TA Managed Risk—Growth ETF Service Class	489,876.528	5,115,275	4,678,321	(3)	4,678,318	379,400	11.958079	12.533183
TA MFS International Equity Initial Class	4,323,905.856	32,414,008	34,115,617	—	34,115,617	2,397,198	10.107617	17.946482
TA MFS International Equity Service Class	46,932.673	364,639	363,728	—	363,728	17,719	19.549122	21.059071
TA Morgan Stanley Capital Growth Initial Class	2,321,606.126	30,969,922	31,225,602	15	31,225,617	1,094,613	14.953411	30.053585
TA Morgan Stanley Capital Growth Service Class	8,399.290	121,382	110,703	(2)	110,701	4,057	25.805501	27.798043
TA Multi-Managed Balanced Initial Class	8,293,958.033	101,597,213	112,466,071	(5)	112,466,066	4,869,178	11.960924	23.518721
TA Multi-Managed Balanced Service Class	51,185.011	631,741	681,272	1	681,273	29,104	21.975821	23.673047
TA PIMCO Tactical—Balanced Service Class	104,507.511	1,179,037	1,230,053	7	1,230,060	1,133,290	1.038873	1.091586
TA PIMCO Tactical—Conservative Service Class	79,853.890	882,407	914,327	—	914,327	873,047	1.013351	10.789367
TA PIMCO Tactical—Growth Service Class	46,945.517	515,293	535,648	2	535,650	466,968	1.012502	10.930130
TA PIMCO Total Return Initial Class	3,510,457.035	40,170,774	39,071,387	3	39,071,390	2,476,883	9.706005	16.426547
TA PIMCO Total Return Service Class	24,911.425	286,520	275,520	(9)	275,511	19,139	13.706775	14.765346
TA QS Investors Active Asset Allocation—Conservative Service Class	74,277.733	784,736	761,347	(1)	761,346	68,619	10.995024	11.216649
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	144,798.651	1,647,788	1,475,498	(2)	1,475,496	125,623	11.464977	11.815181
TA Small/Mid Cap Value Initial Class	4,239,851.719	84,912,605	88,019,322	(6)	88,019,316	2,659,878	17.992088	34.214832

See accompanying notes.

3

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Small/Mid Cap Value Service Class	76,354.839	$1,495,211	$1,550,003	$(5)	$1,549,998	46,590	$31.534201	$33.782132
TA T. Rowe Price Small Cap Initial Class	2,488,006.739	32,230,005	33,812,012	(14)	33,811,998	1,179,221	15.941206	31.756951
TA T. Rowe Price Small Cap Service Class	25,880.680	313,271	335,155	10	335,165	9,249	34.562615	37.232087
TA Torray Concentrated Growth Initial Class	892,808.457	15,928,548	15,963,415	4	15,963,419	642,447	13.855080	25.315949
TA Torray Concentrated Growth Service Class	4,808.039	83,588	87,987	9	87,996	3,590	23.830872	24.841459
TA WMC US Growth Initial Class	14,701,480.176	348,974,584	342,544,488	11	342,544,499	14,994,920	14.998562	25.178797
TA WMC US Growth Service Class	64,247.064	1,483,171	1,466,118	(3)	1,466,115	60,231	22.957529	24.730474

See accompanying notes.

4

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	Access VP High Yield Subaccount	Fidelity® VIP Contrafund® Service Class 2 Subaccount	Fidelity® VIP Equity-Income Service Class 2 Subaccount	Fidelity® VIP Growth Opportunities Service Class 2 Subaccount	Fidelity® VIP Index 500 Service Class 2 Subaccount
Net Assets as of December 31, 2014:	$3,430,854	$28,164,583	$9,924,215	$3,288,365	$280,003

Investment Income:
Reinvested Dividends	122,089	202,071	251,021	87	5,062
Investment Expense:
Mortality and Expense Risk and Administrative Charges	41,838	370,996	126,411	43,693	4,986

Net Investment Income (Loss)	80,251	(168,925)	124,610	(43,606)	76
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	52,792	2,508,269	891,711	307,734	184
Realized Gain (Loss) on Investments	10,828	1,345,409	311,371	270,268	4,692

Net Realized Capital Gains (Losses) on Investments	63,620	3,853,678	1,203,082	578,002	4,876
Net Change in Unrealized Appreciation (Depreciation)	(174,694)	(3,842,481)	(1,798,205)	(409,536)	(6,813)

Net Gain (Loss) on Investment	(111,074)	11,197	(595,123)	168,466	(1,937)
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,823)	(157,728)	(470,513)	124,860	(1,861)

Increase (Decrease) in Net Assets from Contract Transactions	(943,448)	(3,614,788)	(1,538,661)	(405,228)	(2,519)

Total Increase (Decrease) in Net Assets	(974,271)	(3,772,516)	(2,009,174)	(280,368)	(4,380)

Net Assets as of December 31, 2015:	$2,456,583	$24,392,067	$7,915,041	$3,007,997	$275,623

Investment Income:
Reinvested Dividends	85,040	136,969	161,626	1,389	1,029
Investment Expense:
Mortality and Expense Risk and Administrative Charges	38,417	318,938	109,718	38,636	3,335

Net Investment Income (Loss)	46,623	(181,969)	51,908	(37,247)	(2,306)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	1,927,321	521,476	58,129	299
Realized Gain (Loss) on Investments	(14,152)	820,317	140,099	144,902	98,849

Net Realized Capital Gains (Losses) on Investments	(14,152)	2,747,638	661,575	203,031	99,148
Net Change in Unrealized Appreciation (Depreciation)	161,944	(1,221,057)	454,617	(210,489)	(76,191)

Net Gain (Loss) on Investment	147,792	1,526,581	1,116,192	(7,458)	22,957
Net Increase (Decrease) in Net Assets Resulting from Operations	194,415	1,344,612	1,168,100	(44,705)	20,651

Increase (Decrease) in Net Assets from Contract Transactions	265,778	(3,004,355)	(1,052,060)	(229,313)	(217,726)

Total Increase (Decrease) in Net Assets	460,193	(1,659,743)	116,040	(274,018)	(197,075)

Net Assets as of December 31, 2016:	$2,916,776	$22,732,324	$8,031,081	$2,733,979	$78,548

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	ProFund VP Asia 30 Subaccount	ProFund VP Basic Materials Subaccount	ProFund VP Bull Subaccount	ProFund VP Consumer Services Subaccount	ProFund VP Emerging Markets Subaccount
Net Assets as of December 31, 2014:	$2,126,480	$3,251,674	$14,423,674	$4,211,452	$4,398,582

Investment Income:
Reinvested Dividends	5,481	16,494	—	—	37,976
Investment Expense:
Mortality and Expense Risk and Administrative Charges	26,619	36,622	141,749	72,941	54,722

Net Investment Income (Loss)	(21,138)	(20,128)	(141,749)	(72,941)	(16,746)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	101,709	—	134,907	536,260	—
Realized Gain (Loss) on Investments	68,476	143,636	(89,611)	429,361	(242,748)

Net Realized Capital Gains (Losses) on Investments	170,185	143,636	45,296	965,621	(242,748)
Net Change in Unrealized Appreciation (Depreciation)	(329,281)	(495,343)	(584,894)	(789,901)	(490,632)

Net Gain (Loss) on Investment	(159,096)	(351,707)	(539,598)	175,720	(733,380)
Net Increase (Decrease) in Net Assets Resulting from Operations	(180,234)	(371,835)	(681,347)	102,779	(750,126)

Increase (Decrease) in Net Assets from Contract Transactions	(513,728)	(999,942)	(5,842,039)	889,895	110,377

Total Increase (Decrease) in Net Assets	(693,962)	(1,371,777)	(6,523,386)	992,674	(639,749)

Net Assets as of December 31, 2015:	$1,432,518	$1,879,897	$7,900,288	$5,204,126	$3,758,833

Investment Income:
Reinvested Dividends	9,851	8,021	—	—	5,853
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,773	27,583	116,964	73,397	54,492

Net Investment Income (Loss)	(3,922)	(19,562)	(116,964)	(73,397)	(48,639)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	177,265	47,434	—
Realized Gain (Loss) on Investments	(122,024)	(83,370)	(108,469)	10,747	(603,085)

Net Realized Capital Gains (Losses) on Investments	(122,024)	(83,370)	68,796	58,181	(603,085)
Net Change in Unrealized Appreciation (Depreciation)	61,010	390,051	725,375	164,905	749,559

Net Gain (Loss) on Investment	(61,014)	306,681	794,171	223,086	146,474
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,936)	287,119	677,207	149,689	97,835

Increase (Decrease) in Net Assets from Contract Transactions	(462,284)	23,559	(1,078,127)	(1,691,737)	618,449

Total Increase (Decrease) in Net Assets	(527,220)	310,678	(400,920)	(1,542,048)	716,284

Net Assets as of December 31, 2016:	$905,298	$2,190,575	$7,499,368	$3,662,078	$4,475,117

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	ProFund VP Europe 30 Subaccount	ProFund VP Falling U.S. Dollar Subaccount	ProFund VP Financials Subaccount	ProFund VP Government Money Market Subaccount	ProFund VP International Subaccount
Net Assets as of December 31, 2014:	$1,140,733	$85,305	$4,247,549	$15,359,446	$1,453,436

Investment Income:
Reinvested Dividends	52,399	—	9,252	3,082	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	14,586	1,806	34,948	188,677	49,907

Net Investment Income (Loss)	37,813	(1,806)	(25,696)	(185,595)	(49,907)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(119,134)	(20,039)	719,730	—	(148,202)

Net Realized Capital Gains (Losses) on Investments	(119,134)	(20,039)	719,730	—	(148,202)
Net Change in Unrealized Appreciation (Depreciation)	(69,131)	8,999	(888,945)	—	(75,594)

Net Gain (Loss) on Investment	(188,265)	(11,040)	(169,215)	—	(223,796)
Net Increase (Decrease) in Net Assets Resulting from Operations	(150,452)	(12,846)	(194,911)	(185,595)	(273,703)

Increase (Decrease) in Net Assets from Contract Transactions	697,041	29,106	(1,751,183)	(6,325,048)	889,553

Total Increase (Decrease) in Net Assets	546,589	16,260	(1,946,094)	(6,510,643)	615,850

Net Assets as of December 31, 2015:	$1,687,322	$101,565	$2,301,455	$8,848,803	$2,069,286

Investment Income:
Reinvested Dividends	52,283	—	6,593	1,855	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,616	781	27,177	132,360	37,382

Net Investment Income (Loss)	30,667	(781)	(20,584)	(130,505)	(37,382)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(266,472)	(3,190)	(39,308)	—	(252,927)

Net Realized Capital Gains (Losses) on Investments	(266,472)	(3,190)	(39,308)	—	(252,927)
Net Change in Unrealized Appreciation (Depreciation)	279,436	(131)	262,092	—	261,451

Net Gain (Loss) on Investment	12,964	(3,321)	222,784	—	8,524
Net Increase (Decrease) in Net Assets Resulting from Operations	43,631	(4,102)	202,200	(130,505)	(28,858)

Increase (Decrease) in Net Assets from Contract Transactions	12,435	(53,635)	542,550	(3,316,085)	261,879

Total Increase (Decrease) in Net Assets	56,066	(57,737)	744,750	(3,446,590)	233,021

Net Assets as of December 31, 2016:	$1,743,388	$43,828	$3,046,205	$5,402,213	$2,302,307

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	ProFund VP Japan Subaccount	ProFund VP Mid-Cap Subaccount	ProFund VP NASDAQ-100 Subaccount	ProFund VP Oil & Gas Subaccount	ProFund VP Pharmaceuticals Subaccount
Net Assets as of December 31, 2014:	$526,665	$5,753,643	$7,503,503	$5,077,118	$6,189,387

Investment Income:
Reinvested Dividends	—	—	—	28,238	39,802
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19,262	79,906	99,884	57,949	114,266

Net Investment Income (Loss)	(19,262)	(79,906)	(99,884)	(29,711)	(74,464)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	144,929	840,981	357,146	201,221
Realized Gain (Loss) on Investments	(203,429)	5,150	2,119	(535,915)	575,771

Net Realized Capital Gains (Losses) on Investments	(203,429)	150,079	843,100	(178,769)	776,992
Net Change in Unrealized Appreciation (Depreciation)	76,994	(267,644)	(411,458)	(799,423)	(535,489)

Net Gain (Loss) on Investment	(126,435)	(117,565)	431,642	(978,192)	241,503
Net Increase (Decrease) in Net Assets Resulting from Operations	(145,697)	(197,471)	331,758	(1,007,903)	167,039

Increase (Decrease) in Net Assets from Contract Transactions	405,369	(2,693,461)	(228,708)	(1,252,824)	(119,291)

Total Increase (Decrease) in Net Assets	259,672	(2,890,932)	103,050	(2,260,727)	47,748

Net Assets as of December 31, 2015:	$786,337	$2,862,711	$7,606,553	$2,816,391	$6,237,135

Investment Income:
Reinvested Dividends	—	—	—	51,841	45,804
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,632	48,295	102,752	52,188	79,078

Net Investment Income (Loss)	(8,632)	(48,295)	(102,752)	(347)	(33,274)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	67,013	307,900	—	278,772
Realized Gain (Loss) on Investments	(99,785)	(33,823)	(221,712)	(540,681)	(116,497)

Net Realized Capital Gains (Losses) on Investments	(99,785)	33,190	86,188	(540,681)	162,275
Net Change in Unrealized Appreciation (Depreciation)	75,770	414,398	204,108	1,266,055	(394,372)

Net Gain (Loss) on Investment	(24,015)	447,588	290,296	725,374	(232,097)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,647)	399,293	187,544	725,027	(265,371)

Increase (Decrease) in Net Assets from Contract Transactions	(207,172)	944,511	(661,923)	826,300	(1,526,758)

Total Increase (Decrease) in Net Assets	(239,819)	1,343,804	(474,379)	1,551,327	(1,792,129)

Net Assets as of December 31, 2016:	$546,518	$4,206,515	$7,132,174	$4,367,718	$4,445,006

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	ProFund VP Precious Metals Subaccount	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount
Net Assets as of December 31, 2014:	$2,015,213	$275,587	$205,534	$613,121	$104,963

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	28,191	6,180	2,313	6,358	3,101

Net Investment Income (Loss)	(28,191)	(6,180)	(2,313)	(6,358)	(3,101)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(938,480)	12,450	(6,199)	(148,049)	(12,266)

Net Realized Capital Gains (Losses) on Investments	(938,480)	12,450	(6,199)	(148,049)	(12,266)
Net Change in Unrealized Appreciation (Depreciation)	254,716	(14,875)	(5,577)	60,356	23,186

Net Gain (Loss) on Investment	(683,764)	(2,425)	(11,776)	(87,693)	10,920
Net Increase (Decrease) in Net Assets Resulting from Operations	(711,955)	(8,605)	(14,089)	(94,051)	7,819

Increase (Decrease) in Net Assets from Contract Transactions	38,180	635,120	(125,021)	(255,664)	71,971

Total Increase (Decrease) in Net Assets	(673,775)	626,515	(139,110)	(349,715)	79,790

Net Assets as of December 31, 2015:	$1,341,438	$902,102	$66,424	$263,406	$184,753

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	53,188	6,844	1,550	5,160	5,955

Net Investment Income (Loss)	(53,188)	(6,844)	(1,550)	(5,160)	(5,955)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(665,309)	(189,443)	(26,403)	(70,633)	(35,719)

Net Realized Capital Gains (Losses) on Investments	(665,309)	(189,443)	(26,403)	(70,633)	(35,719)
Net Change in Unrealized Appreciation (Depreciation)	1,008,206	8,840	512	8,761	(108,374)

Net Gain (Loss) on Investment	342,897	(180,603)	(25,891)	(61,872)	(144,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	289,709	(187,447)	(27,441)	(67,032)	(150,048)

Increase (Decrease) in Net Assets from Contract Transactions	705,516	(552,587)	4,256	147,613	468,989

Total Increase (Decrease) in Net Assets	995,225	(740,034)	(23,185)	80,581	318,941

Net Assets as of December 31, 2016:	$2,336,663	$162,068	$43,239	$343,987	$503,694

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	ProFund VP Small-Cap Subaccount	ProFund VP Small-Cap Value Subaccount	ProFund VP Telecommunications Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP UltraSmall-Cap Subaccount
Net Assets as of December 31, 2014:	$4,658,039	$1,695,520	$783,819	$3,192,201	$3,713,770

Investment Income:
Reinvested Dividends	—	—	12,899	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	76,956	19,168	14,376	31,862	49,808

Net Investment Income (Loss)	(76,956)	(19,168)	(1,477)	(31,862)	(49,808)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	150,216	155,377	—	—	129,103
Realized Gain (Loss) on Investments	(71,689)	(132,641)	(12,534)	275,023	70,163

Net Realized Capital Gains (Losses) on Investments	78,527	22,736	(12,534)	275,023	199,266
Net Change in Unrealized Appreciation (Depreciation)	(333,059)	(177,290)	2,115	(445,883)	(541,746)

Net Gain (Loss) on Investment	(254,532)	(154,554)	(10,419)	(170,860)	(342,480)
Net Increase (Decrease) in Net Assets Resulting from Operations	(331,488)	(173,722)	(11,896)	(202,722)	(392,288)

Increase (Decrease) in Net Assets from Contract Transactions	(1,666,479)	(657,345)	633,881	(1,634,242)	(992,402)

Total Increase (Decrease) in Net Assets	(1,997,967)	(831,067)	621,985	(1,836,964)	(1,384,690)

Net Assets as of December 31, 2015:	$2,660,072	$864,453	$1,405,804	$1,355,237	$2,329,080

Investment Income:
Reinvested Dividends	—	—	43,178	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	36,006	18,714	36,196	27,156	27,051

Net Investment Income (Loss)	(36,006)	(18,714)	6,982	(27,156)	(27,051)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(130,621)	21,063	195,696	41,497	(240,445)

Net Realized Capital Gains (Losses) on Investments	(130,621)	21,063	195,696	41,497	(240,445)
Net Change in Unrealized Appreciation (Depreciation)	473,588	287,013	125,187	(213,444)	787,313

Net Gain (Loss) on Investment	342,967	308,076	320,883	(171,947)	546,868
Net Increase (Decrease) in Net Assets Resulting from Operations	306,961	289,362	327,865	(199,103)	519,817

Increase (Decrease) in Net Assets from Contract Transactions	126,442	2,580,684	1,098,152	1,001,152	(26,550)

Total Increase (Decrease) in Net Assets	433,403	2,870,046	1,426,017	802,049	493,267

Net Assets as of December 31, 2016:	$3,093,475	$3,734,499	$2,831,821	$2,157,286	$2,822,347

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	ProFund VP Utilities Subaccount	TA AB Dynamic Allocation Initial Class Subaccount	TA AB Dynamic Allocation Service Class Subaccount	TA Aegon Government Money Market Initial Class Subaccount	TA Aegon Government Money Market Service Class Subaccount
Net Assets as of December 31, 2014:	$3,485,691	$4,556,641	$123,838	$49,281,460	$439,407

Investment Income:
Reinvested Dividends	72,491	51,272	1,031	2,208	20
Investment Expense:
Mortality and Expense Risk and Administrative Charges	47,725	61,144	1,366	614,480	5,585

Net Investment Income (Loss)	24,766	(9,872)	(335)	(612,272)	(5,565)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	16,534	—	—	—	—
Realized Gain (Loss) on Investments	174,013	178,971	4,485	—	—

Net Realized Capital Gains (Losses) on Investments	190,547	178,971	4,485	—	—
Net Change in Unrealized Appreciation (Depreciation)	(541,535)	(222,704)	(5,708)	—	—

Net Gain (Loss) on Investment	(350,988)	(43,733)	(1,223)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(326,222)	(53,605)	(1,558)	(612,272)	(5,565)

Increase (Decrease) in Net Assets from Contract Transactions	(571,089)	(742,010)	(34,283)	(8,957,885)	(39,077)

Total Increase (Decrease) in Net Assets	(897,311)	(795,615)	(35,841)	(9,570,157)	(44,642)

Net Assets as of December 31, 2015:	$2,588,380	$3,761,026	$87,997	$39,711,303	$394,765

Investment Income:
Reinvested Dividends	79,680	52,157	727	2,236	23
Investment Expense:
Mortality and Expense Risk and Administrative Charges	65,925	50,975	871	563,567	6,297

Net Investment Income (Loss)	13,755	1,182	(144)	(561,331)	(6,274)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	148,761	—	—	—	—
Realized Gain (Loss) on Investments	273,389	97,156	17,227	—	—

Net Realized Capital Gains (Losses) on Investments	422,150	97,156	17,227	—	—
Net Change in Unrealized Appreciation (Depreciation)	(117,840)	(67,699)	(16,606)	—	—

Net Gain (Loss) on Investment	304,310	29,457	621	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	318,065	30,639	477	(561,331)	(6,274)

Increase (Decrease) in Net Assets from Contract Transactions	1,800,398	(748,324)	(37,472)	(3,281,704)	(148)

Total Increase (Decrease) in Net Assets	2,118,463	(717,685)	(36,995)	(3,843,035)	(6,422)

Net Assets as of December 31, 2016:	$4,706,843	$3,043,341	$51,002	$35,868,268	$388,343

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA Aegon High Yield Bond Initial Class Subaccount	TA Aegon High Yield Bond Service Class Subaccount	TA Aegon U.S. Government Securities Initial Class Subaccount	TA Aegon U.S. Government Securities Service Class Subaccount	TA Asset Allocation - Conservative Initial Class Subaccount
Net Assets as of December 31, 2014:	$13,067,421	$244,799	$10,554,152	$152,334	$71,582,231

Investment Income:
Reinvested Dividends	762,560	12,547	204,186	2,644	1,309,373
Investment Expense:
Mortality and Expense Risk and Administrative Charges	188,350	3,026	140,067	1,954	894,021

Net Investment Income (Loss)	574,210	9,521	64,119	690	415,352
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	47,602	707	2,325,320
Realized Gain (Loss) on Investments	(548,948)	(2,025)	(303,973)	(2,009)	1,449,696

Net Realized Capital Gains (Losses) on Investments	(548,948)	(2,025)	(256,371)	(1,302)	3,775,016
Net Change in Unrealized Appreciation (Depreciation)	(687,843)	(19,277)	65,986	(1,591)	(5,955,648)

Net Gain (Loss) on Investment	(1,236,791)	(21,302)	(190,385)	(2,893)	(2,180,632)
Net Increase (Decrease) in Net Assets Resulting from Operations	(662,581)	(11,781)	(126,266)	(2,203)	(1,765,280)

Increase (Decrease) in Net Assets from Contract Transactions	(2,240,350)	(42,853)	(1,345,731)	(7,883)	(14,658,214)

Total Increase (Decrease) in Net Assets	(2,902,931)	(54,634)	(1,471,997)	(10,086)	(16,423,494)

Net Assets as of December 31, 2015:	$10,164,490	$190,165	$9,082,155	$142,248	$55,158,737

Investment Income:
Reinvested Dividends	633,188	9,008	61,544	621	1,021,404
Investment Expense:
Mortality and Expense Risk and Administrative Charges	143,287	2,220	136,478	1,714	740,596

Net Investment Income (Loss)	489,901	6,788	(74,934)	(1,093)	280,808
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	1,114,127
Realized Gain (Loss) on Investments	(588,048)	(7,275)	(152,470)	(606)	(113,366)

Net Realized Capital Gains (Losses) on Investments	(588,048)	(7,275)	(152,470)	(606)	1,000,761
Net Change in Unrealized Appreciation (Depreciation)	1,391,215	19,382	138,475	1,245	268,602

Net Gain (Loss) on Investment	803,167	12,107	(13,995)	639	1,269,363
Net Increase (Decrease) in Net Assets Resulting from Operations	1,293,068	18,895	(88,929)	(454)	1,550,171

Increase (Decrease) in Net Assets from Contract Transactions	(538,102)	(16,809)	(629,977)	(28,489)	(6,944,830)

Total Increase (Decrease) in Net Assets	754,966	2,086	(718,906)	(28,943)	(5,394,659)

Net Assets as of December 31, 2016:	$10,919,456	$192,251	$8,363,249	$113,305	$49,764,078

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA Asset Allocation - Conservative Service Class Subaccount	TA Asset Allocation - Growth Initial Class Subaccount	TA Asset Allocation - Growth Service Class Subaccount	TA Asset Allocation - Moderate Initial Class Subaccount	TA Asset Allocation - Moderate Service Class Subaccount
Net Assets as of December 31, 2014:	$1,155,397	$104,049,122	$3,048,553	$146,649,233	$2,954,774

Investment Income:
Reinvested Dividends	21,343	1,456,457	39,400	2,430,691	51,486
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,694	1,339,099	37,968	1,855,441	38,181

Net Investment Income (Loss)	5,649	117,358	1,432	575,250	13,305
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	42,822	—	—	4,110,570	97,699
Realized Gain (Loss) on Investments	11,138	7,475,051	160,534	7,706,782	72,994

Net Realized Capital Gains (Losses) on Investments	53,960	7,475,051	160,534	11,817,352	170,693
Net Change in Unrealized Appreciation (Depreciation)	(96,705)	(9,737,695)	(240,018)	(16,070,911)	(284,345)

Net Gain (Loss) on Investment	(42,745)	(2,262,644)	(79,484)	(4,253,559)	(113,652)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,096)	(2,145,286)	(78,052)	(3,678,309)	(100,347)

Increase (Decrease) in Net Assets from Contract Transactions	(47,669)	(21,440,772)	(421,585)	(33,929,618)	(274,148)

Total Increase (Decrease) in Net Assets	(84,765)	(23,586,058)	(499,637)	(37,607,927)	(374,495)

Net Assets as of December 31, 2015:	$1,070,632	$80,463,064	$2,548,916	$109,041,306	$2,580,279

Investment Income:
Reinvested Dividends	15,919	1,651,393	43,934	2,240,882	42,935
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,833	1,075,055	30,971	1,462,560	30,677

Net Investment Income (Loss)	3,086	576,338	12,963	778,322	12,258
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	19,884	—	—	2,553,584	55,716
Realized Gain (Loss) on Investments	3,906	3,052,643	91,325	2,579,756	69,382

Net Realized Capital Gains (Losses) on Investments	23,790	3,052,643	91,325	5,133,340	125,098
Net Change in Unrealized Appreciation (Depreciation)	(1,860)	(411,160)	(14,133)	(1,947,341)	(55,633)

Net Gain (Loss) on Investment	21,930	2,641,483	77,192	3,185,999	69,465
Net Increase (Decrease) in Net Assets Resulting from Operations	25,016	3,217,821	90,155	3,964,321	81,723

Increase (Decrease) in Net Assets from Contract Transactions	(283,443)	(8,593,924)	(277,165)	(15,704,762)	(501,529)

Total Increase (Decrease) in Net Assets	(258,427)	(5,376,103)	(187,010)	(11,740,441)	(419,806)

Net Assets as of December 31, 2016:	$812,205	$75,086,961	$2,361,906	$97,300,865	$2,160,473

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA Asset Allocation - Moderate Growth Initial Class Subaccount	TA Asset Allocation - Moderate Growth Service Class Subaccount	TA Barrow Hanley Dividend Focused Initial Class Subaccount	TA Barrow Hanley Dividend Focused Service Class Subaccount	TA BlackRock Tactical Allocation Service Class Subaccount
Net Assets as of December 31, 2014:	$193,466,005	$4,788,124	$83,453,530	$1,130,660	$5,496,065

Investment Income:
Reinvested Dividends	3,743,467	91,148	1,383,970	15,859	86,491
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,460,615	62,296	1,055,095	13,360	72,018

Net Investment Income (Loss)	1,282,852	28,852	328,875	2,499	14,473
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,793,222	76,807	—	—	245,491
Realized Gain (Loss) on Investments	6,971,522	170,713	5,720,743	67,656	(10,409)

Net Realized Capital Gains (Losses) on Investments	9,764,744	247,520	5,720,743	67,656	235,082
Net Change in Unrealized Appreciation (Depreciation)	(16,213,985)	(430,688)	(9,715,162)	(120,501)	(309,088)

Net Gain (Loss) on Investment	(6,449,241)	(183,168)	(3,994,419)	(52,845)	(74,006)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,166,389)	(154,316)	(3,665,544)	(50,346)	(59,533)

Increase (Decrease) in Net Assets from Contract Transactions	(40,302,392)	(473,814)	(11,891,879)	(179,169)	(253,473)

Total Increase (Decrease) in Net Assets	(45,468,781)	(628,130)	(15,557,423)	(229,515)	(313,006)

Net Assets as of December 31, 2015:	$147,997,224	$4,159,994	$67,896,107	$901,145	$5,183,059

Investment Income:
Reinvested Dividends	2,828,196	63,464	1,423,198	15,630	123,649
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,969,285	48,829	907,339	11,428	74,237

Net Investment Income (Loss)	858,911	14,635	515,859	4,202	49,412
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,606,520	196,729	—	—	179,929
Realized Gain (Loss) on Investments	1,764,457	106,598	4,545,543	65,176	(99,406)

Net Realized Capital Gains (Losses) on Investments	9,370,977	303,327	4,545,543	65,176	80,523
Net Change in Unrealized Appreciation (Depreciation)	(3,610,370)	(164,411)	3,057,633	36,802	53,435

Net Gain (Loss) on Investment	5,760,607	138,916	7,603,176	101,978	133,958
Net Increase (Decrease) in Net Assets Resulting from Operations	6,619,518	153,551	8,119,035	106,180	183,370

Increase (Decrease) in Net Assets from Contract Transactions	(19,242,000)	(781,148)	(8,730,631)	(151,818)	(93,918)

Total Increase (Decrease) in Net Assets	(12,622,482)	(627,597)	(611,596)	(45,638)	89,452

Net Assets as of December 31, 2016:	$135,374,742	$3,532,397	$67,284,511	$855,507	$5,272,511

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA Clarion Global Real Estate Securities Initial Class Subaccount	TA Clarion Global Real Estate Securities Service Class Subaccount	TA International Moderate Growth Initial Class Subaccount	TA International Moderate Growth Service Class Subaccount	TA Janus Balanced Service Class Subaccount
Net Assets as of December 31, 2014:	$36,870,618	$556,263	$4,722,642	$23,257	$2,817,566

Investment Income:
Reinvested Dividends	1,536,050	22,915	75,407	689	23,165
Investment Expense:
Mortality and Expense Risk and Administrative Charges	512,480	7,914	59,927	581	39,234

Net Investment Income (Loss)	1,023,570	15,001	15,480	108	(16,069)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	70,792
Realized Gain (Loss) on Investments	1,607,130	4,790	194,994	850	105,610

Net Realized Capital Gains (Losses) on Investments	1,607,130	4,790	194,994	850	176,402
Net Change in Unrealized Appreciation (Depreciation)	(3,461,428)	(32,994)	(291,236)	(2,516)	(203,467)

Net Gain (Loss) on Investment	(1,854,298)	(28,204)	(96,242)	(1,666)	(27,065)
Net Increase (Decrease) in Net Assets Resulting from Operations	(830,728)	(13,203)	(80,762)	(1,558)	(43,134)

Increase (Decrease) in Net Assets from Contract Transactions	(4,046,897)	13,102	(903,096)	15,114	154,041

Total Increase (Decrease) in Net Assets	(4,877,625)	(101)	(983,858)	13,556	110,907

Net Assets as of December 31, 2015:	$31,992,993	$556,162	$3,738,784	$36,813	$2,928,473

Investment Income:
Reinvested Dividends	532,656	7,730	69,441	461	31,406
Investment Expense:
Mortality and Expense Risk and Administrative Charges	423,826	7,434	46,952	358	40,577

Net Investment Income (Loss)	108,830	296	22,489	103	(9,171)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	26,085
Realized Gain (Loss) on Investments	733,419	12,286	50,527	(1,233)	111,602

Net Realized Capital Gains (Losses) on Investments	733,419	12,286	50,527	(1,233)	137,687
Net Change in Unrealized Appreciation (Depreciation)	(1,109,921)	(15,018)	(98,240)	674	(37,090)

Net Gain (Loss) on Investment	(376,502)	(2,732)	(47,713)	(559)	100,597
Net Increase (Decrease) in Net Assets Resulting from Operations	(267,672)	(2,436)	(25,224)	(456)	91,426

Increase (Decrease) in Net Assets from Contract Transactions	(3,442,164)	(60,068)	(641,671)	(12,675)	48,351

Total Increase (Decrease) in Net Assets	(3,709,836)	(62,504)	(666,895)	(13,131)	139,777

Net Assets as of December 31, 2016:	$28,283,157	$493,658	$3,071,889	$23,682	$3,068,250

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA Janus Mid-Cap Growth Initial Class Subaccount	TA Janus Mid-Cap Growth Service Class Subaccount	TA Jennison Growth Initial Class Subaccount	TA Jennison Growth Service Class Subaccount	TA JPMorgan Core Bond Initial Class Subaccount
Net Assets as of December 31, 2014:	$136,684,206	$746,524	$25,459,202	$131,088	$49,682,728

Investment Income:
Reinvested Dividends	—	—	—	—	893,437
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,719,005	9,802	382,773	2,168	632,574

Net Investment Income (Loss)	(1,719,005)	(9,802)	(382,773)	(2,168)	260,863
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	18,677,950	111,181	2,037,096	13,100	—
Realized Gain (Loss) on Investments	4,464,395	4,412	2,029,262	6,533	88,816

Net Realized Capital Gains (Losses) on Investments	23,142,345	115,593	4,066,358	19,633	88,816
Net Change in Unrealized Appreciation (Depreciation)	(29,251,852)	(154,501)	(1,148,498)	(7,909)	(676,448)

Net Gain (Loss) on Investment	(6,109,507)	(38,908)	2,917,860	11,724	(587,632)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,828,512)	(48,710)	2,535,087	9,556	(326,769)

Increase (Decrease) in Net Assets from Contract Transactions	(16,089,622)	(51,934)	2,870,124	65,714	(8,828,896)

Total Increase (Decrease) in Net Assets	(23,918,134)	(100,644)	5,405,211	75,270	(9,155,665)

Net Assets as of December 31, 2015:	$112,766,072	$645,880	$30,864,413	$206,358	$40,527,063

Investment Income:
Reinvested Dividends	—	—	—	—	924,772
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,311,595	7,478	326,078	2,801	595,296

Net Investment Income (Loss)	(1,311,595)	(7,478)	(326,078)	(2,801)	329,476
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	9,118,291	54,012	3,996,568	36,829	—
Realized Gain (Loss) on Investments	(920,346)	(14,996)	208,355	1,443	179,667

Net Realized Capital Gains (Losses) on Investments	8,197,945	39,016	4,204,923	38,272	179,667
Net Change in Unrealized Appreciation (Depreciation)	(11,291,273)	(58,507)	(5,232,678)	(43,014)	(75,141)

Net Gain (Loss) on Investment	(3,093,328)	(19,491)	(1,027,755)	(4,742)	104,526
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,404,923)	(26,969)	(1,353,833)	(7,543)	434,002

Increase (Decrease) in Net Assets from Contract Transactions	(11,260,499)	(81,149)	(8,368,325)	2,676	(1,566,638)

Total Increase (Decrease) in Net Assets	(15,665,422)	(108,118)	(9,722,158)	(4,867)	(1,132,636)

Net Assets as of December 31, 2016:	$97,100,650	$537,762	$21,142,255	$201,491	$39,394,427

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA JPMorgan Core Bond Service Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount	TA JPMorgan Enhanced Index Service Class Subaccount	TA JPMorgan Mid Cap Value Initial Class Subaccount	TA JPMorgan Mid Cap Value Service Class Subaccount
Net Assets as of December 31, 2014:	$580,096	$21,243,152	$167,976	$18,611,835	$194,725

Investment Income:
Reinvested Dividends	7,843	182,219	1,418	142,909	1,262
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,750	326,890	2,515	235,054	2,375

Net Investment Income (Loss)	1,093	(144,671)	(1,097)	(92,145)	(1,113)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	1,350,502	12,603	1,030,410	11,309
Realized Gain (Loss) on Investments	2,258	1,535,996	(262)	1,366,408	10,027

Net Realized Capital Gains (Losses) on Investments	2,258	2,886,498	12,341	2,396,818	21,336
Net Change in Unrealized Appreciation (Depreciation)	(7,452)	(3,060,339)	(14,220)	(2,908,061)	(27,084)

Net Gain (Loss) on Investment	(5,194)	(173,841)	(1,879)	(511,243)	(5,748)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,101)	(318,512)	(2,976)	(603,388)	(6,861)

Increase (Decrease) in Net Assets from Contract Transactions	(141,368)	(1,797,381)	6,937	(3,168,786)	(21,236)

Total Increase (Decrease) in Net Assets	(145,469)	(2,115,893)	3,961	(3,772,174)	(28,097)

Net Assets as of December 31, 2015:	$434,627	$19,127,259	$171,937	$14,839,661	$166,628

Investment Income:
Reinvested Dividends	7,787	73,790	243	308,340	3,275
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,393	280,076	1,888	202,657	2,179

Net Investment Income (Loss)	1,394	(206,286)	(1,645)	105,683	1,096
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	403,325	3,056	2,301,410	27,388
Realized Gain (Loss) on Investments	2,246	(413,901)	4,892	695,265	1,911

Net Realized Capital Gains (Losses) on Investments	2,246	(10,576)	7,948	2,996,675	29,299
Net Change in Unrealized Appreciation (Depreciation)	(607)	1,607,873	5,311	(1,302,270)	(9,287)

Net Gain (Loss) on Investment	1,639	1,597,297	13,259	1,694,405	20,012
Net Increase (Decrease) in Net Assets Resulting from Operations	3,033	1,391,011	11,614	1,800,088	21,108

Increase (Decrease) in Net Assets from Contract Transactions	(9,443)	(2,915,545)	(48,803)	(1,488,939)	(3,837)

Total Increase (Decrease) in Net Assets	(6,410)	(1,524,534)	(37,189)	311,149	17,271

Net Assets as of December 31, 2016:	$428,217	$17,602,725	$134,748	$15,150,810	$183,899

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA JPMorgan Tactical Allocation Initial Class Subaccount	TA JPMorgan Tactical Allocation Service Class Subaccount	TA Managed Risk - Balanced ETF Service Class Subaccount	TA Managed Risk - Growth ETF Service Class Subaccount	TA MFS International Equity Initial Class Subaccount
Net Assets as of December 31, 2014:	$49,748,703	$513,824	$5,066,250	$5,892,310	$44,194,207

Investment Income:
Reinvested Dividends	580,712	5,518	71,097	77,239	648,313
Investment Expense:
Mortality and Expense Risk and Administrative Charges	635,187	6,993	67,581	75,182	594,110

Net Investment Income (Loss)	(54,475)	(1,475)	3,516	2,057	54,203
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	223,855	450,952	—
Realized Gain (Loss) on Investments	615,068	28,596	23,510	231,330	2,789,143

Net Realized Capital Gains (Losses) on Investments	615,068	28,596	247,365	682,282	2,789,143
Net Change in Unrealized Appreciation (Depreciation)	(1,165,159)	(36,724)	(446,009)	(934,285)	(3,146,889)

Net Gain (Loss) on Investment	(550,091)	(8,128)	(198,644)	(252,003)	(357,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	(604,566)	(9,603)	(195,128)	(249,946)	(303,543)

Increase (Decrease) in Net Assets from Contract Transactions	(7,492,738)	(24,221)	251,018	(845,854)	(5,709,760)

Total Increase (Decrease) in Net Assets	(8,097,304)	(33,824)	55,890	(1,095,800)	(6,013,303)

Net Assets as of December 31, 2015:	$41,651,399	$480,000	$5,122,140	$4,796,510	$38,180,904

Investment Income:
Reinvested Dividends	552,172	5,445	84,143	74,964	522,149
Investment Expense:
Mortality and Expense Risk and Administrative Charges	556,390	6,377	74,426	66,714	497,882

Net Investment Income (Loss)	(4,218)	(932)	9,717	8,250	24,267
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	41,291	—	261,292
Realized Gain (Loss) on Investments	440,632	3,976	(50,051)	(104,707)	1,006,646

Net Realized Capital Gains (Losses) on Investments	440,632	3,976	(8,760)	(104,707)	1,267,938
Net Change in Unrealized Appreciation (Depreciation)	804,330	10,885	103,588	245,547	(1,914,119)

Net Gain (Loss) on Investment	1,244,962	14,861	94,828	140,840	(646,181)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,240,744	13,929	104,545	149,090	(621,914)

Increase (Decrease) in Net Assets from Contract Transactions	(5,154,741)	(24,257)	12,051	(267,282)	(3,443,373)

Total Increase (Decrease) in Net Assets	(3,913,997)	(10,328)	116,596	(118,192)	(4,065,287)

Net Assets as of December 31, 2016:	$37,737,402	$469,672	$5,238,736	$4,678,318	$34,115,617

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA MFS International Equity Service Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Morgan Stanley Capital Growth Service Class Subaccount	TA Multi- Managed Balanced Initial Class Subaccount	TA Multi- Managed Balanced Service Class Subaccount
Net Assets as of December 31, 2014:	$329,049	$38,029,673	$118,502	$136,490,440	$742,615

Investment Income:
Reinvested Dividends	5,694	—	—	1,683,352	8,332
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,136	544,447	1,777	1,725,881	9,451

Net Investment Income (Loss)	558	(544,447)	(1,777)	(42,529)	(1,119)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	3,099,909	11,263	5,883,906	33,845
Realized Gain (Loss) on Investments	13,992	2,960,294	8,129	4,555,057	11,211

Net Realized Capital Gains (Losses) on Investments	13,992	6,060,203	19,392	10,438,963	45,056
Net Change in Unrealized Appreciation (Depreciation)	(26,018)	(1,627,190)	(6,189)	(11,646,372)	(52,966)

Net Gain (Loss) on Investment	(12,026)	4,433,013	13,203	(1,207,409)	(7,910)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,468)	3,888,566	11,426	(1,249,938)	(9,029)

Increase (Decrease) in Net Assets from Contract Transactions	59,090	(2,367,769)	6,672	(19,861,737)	(69,310)

Total Increase (Decrease) in Net Assets	47,622	1,520,797	18,098	(21,111,675)	(78,339)

Net Assets as of December 31, 2015:	$376,671	$39,550,470	$136,600	$115,378,765	$664,276

Investment Income:
Reinvested Dividends	4,989	—	—	1,093,130	5,797
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,220	484,826	1,634	1,528,776	8,884

Net Investment Income (Loss)	(231)	(484,826)	(1,634)	(435,646)	(3,087)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,909	5,042,116	18,061	3,701,301	22,552
Realized Gain (Loss) on Investments	2,595	2,218,216	4,164	1,994,068	3,958

Net Realized Capital Gains (Losses) on Investments	5,504	7,260,332	22,225	5,695,369	26,510
Net Change in Unrealized Appreciation (Depreciation)	(9,643)	(8,318,240)	(25,916)	1,777,133	17,964

Net Gain (Loss) on Investment	(4,139)	(1,057,908)	(3,691)	7,472,502	44,474
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,370)	(1,542,734)	(5,325)	7,036,856	41,387

Increase (Decrease) in Net Assets from Contract Transactions	(8,573)	(6,782,119)	(20,574)	(9,949,555)	(24,390)

Total Increase (Decrease) in Net Assets	(12,943)	(8,324,853)	(25,899)	(2,912,699)	16,997

Net Assets as of December 31, 2016:	$363,728	$31,225,617	$110,701	$112,466,066	$681,273

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA PIMCO Tactical - Balanced Service Class Subaccount	TA PIMCO Tactical - Conservative Service Class Subaccount	TA PIMCO Tactical - Growth Service Class Subaccount	TA PIMCO Total Return Initial Class Subaccount	TA PIMCO Total Return Service Class Subaccount
Net Assets as of December 31, 2014:	$1,871,627	$1,066,093	$705,813	$42,167,859	$476,686

Investment Income:
Reinvested Dividends	—	2,648	—	1,040,682	11,088
Investment Expense:
Mortality and Expense Risk and Administrative Charges	22,672	13,685	9,787	585,983	5,912

Net Investment Income (Loss)	(22,672)	(11,037)	(9,787)	454,699	5,176
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	59,153	21,196	15,632	986,707	11,569
Realized Gain (Loss) on Investments	19,531	36,919	14,978	(436,329)	(4,468)

Net Realized Capital Gains (Losses) on Investments	78,684	58,115	30,610	550,378	7,101
Net Change in Unrealized Appreciation (Depreciation)	(124,433)	(80,249)	(53,501)	(1,329,891)	(16,645)

Net Gain (Loss) on Investment	(45,749)	(22,134)	(22,891)	(779,513)	(9,544)
Net Increase (Decrease) in Net Assets Resulting from Operations	(68,421)	(33,171)	(32,678)	(324,814)	(4,368)

Increase (Decrease) in Net Assets from Contract Transactions	(382,119)	(220,223)	(82,151)	771,540	(50,181)

Total Increase (Decrease) in Net Assets	(450,540)	(253,394)	(114,829)	446,726	(54,549)

Net Assets as of December 31, 2015:	$1,421,087	$812,699	$590,984	$42,614,585	$422,137

Investment Income:
Reinvested Dividends	3,588	3,735	—	917,536	6,074
Investment Expense:
Mortality and Expense Risk and Administrative Charges	17,725	13,169	8,085	573,389	4,443

Net Investment Income (Loss)	(14,137)	(9,434)	(8,085)	344,147	1,631
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	30,408	224
Realized Gain (Loss) on Investments	5,203	17,804	6,368	(617,612)	(8,359)

Net Realized Capital Gains (Losses) on Investments	5,203	17,804	6,368	(587,204)	(8,135)
Net Change in Unrealized Appreciation (Depreciation)	53,311	34,971	19,909	751,896	10,902

Net Gain (Loss) on Investment	58,514	52,775	26,277	164,692	2,767
Net Increase (Decrease) in Net Assets Resulting from Operations	44,377	43,341	18,192	508,839	4,398

Increase (Decrease) in Net Assets from Contract Transactions	(235,404)	58,287	(73,526)	(4,052,034)	(151,024)

Total Increase (Decrease) in Net Assets	(191,027)	101,628	(55,334)	(3,543,195)	(146,626)

Net Assets as of December 31, 2016:	$1,230,060	$914,327	$535,650	$39,071,390	$275,511

See Accompanying Notes.

(1)	See Footnote 1

20

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA QS Investors Active Asset Allocation - Conservative Service Class Subaccount	TA QS Investors Active Asset Allocation - Moderate Growth Service Class Subaccount	TA Small/Mid Cap Value Initial Class Subaccount	TA Small/Mid Cap Value Service Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount
Net Assets as of December 31, 2014:	$1,067,909	$3,046,294	$106,675,827	$1,855,677	$38,260,750

Investment Income:
Reinvested Dividends	8,456	26,315	896,467	14,095	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,222	37,583	1,308,856	24,756	543,769

Net Investment Income (Loss)	(6,766)	(11,268)	(412,389)	(10,661)	(543,769)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	24,484	152,927	10,230,296	211,549	2,789,585
Realized Gain (Loss) on Investments	15,960	70,486	3,444,882	16,307	3,308,721

Net Realized Capital Gains (Losses) on Investments	40,444	223,413	13,675,178	227,856	6,098,306
Net Change in Unrealized Appreciation (Depreciation)	(68,424)	(423,382)	(16,224,316)	(282,554)	(5,060,185)

Net Gain (Loss) on Investment	(27,980)	(199,969)	(2,549,138)	(54,698)	1,038,121
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,746)	(211,237)	(2,961,527)	(65,359)	494,352

Increase (Decrease) in Net Assets from Contract Transactions	(170,941)	(425,745)	(23,684,600)	(263,975)	(4,254,088)

Total Increase (Decrease) in Net Assets	(205,687)	(636,982)	(26,646,127)	(329,334)	(3,759,736)

Net Assets as of December 31, 2015:	$862,222	$2,409,312	$80,029,700	$1,526,343	$34,501,014

Investment Income:
Reinvested Dividends	10,037	25,571	607,987	7,863	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,691	28,959	1,093,386	19,748	462,309

Net Investment Income (Loss)	(1,654)	(3,388)	(485,399)	(11,885)	(462,309)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	7,838,190	151,632	3,878,955
Realized Gain (Loss) on Investments	(2,618)	12,893	(348,653)	(12,624)	1,724,148

Net Realized Capital Gains (Losses) on Investments	(2,618)	12,893	7,489,537	139,008	5,603,103
Net Change in Unrealized Appreciation (Depreciation)	14,054	1,848	7,056,618	130,119	(2,520,022)

Net Gain (Loss) on Investment	11,436	14,741	14,546,155	269,127	3,083,081
Net Increase (Decrease) in Net Assets Resulting from Operations	9,782	11,353	14,060,756	257,242	2,620,772

Increase (Decrease) in Net Assets from Contract Transactions	(110,658)	(945,169)	(6,071,140)	(233,587)	(3,309,788)

Total Increase (Decrease) in Net Assets	(100,876)	(933,816)	7,989,616	23,655	(689,016)

Net Assets as of December 31, 2016:	$761,346	$1,475,496	$88,019,316	$1,549,998	$33,811,998

See Accompanying Notes.

(1)	See Footnote 1

21

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA T. Rowe Price Small Cap Service Class Subaccount	TA Torray Concentrated Growth Initial Class Subaccount	TA Torray Concentrated Growth Service Class Subaccount	TA WMC US Growth Initial Class Subaccount	TA WMC US Growth Service Class Subaccount
Net Assets as of December 31, 2014:	$329,856	$22,312,834	$120,252	$410,777,857	$1,617,683

Investment Income:
Reinvested Dividends	—	110,536	349	2,890,087	8,305
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,793	297,163	1,617	5,316,202	21,638

Net Investment Income (Loss)	(4,793)	(186,627)	(1,268)	(2,426,115)	(13,333)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	27,758	3,836,100	21,055	126,795,326	523,661
Realized Gain (Loss) on Investments	16,478	1,288,285	6,209	15,008,013	59,252

Net Realized Capital Gains (Losses) on Investments	44,236	5,124,385	27,264	141,803,339	582,913
Net Change in Unrealized Appreciation (Depreciation)	(37,692)	(5,487,358)	(29,367)	(117,529,732)	(488,548)

Net Gain (Loss) on Investment	6,544	(362,973)	(2,103)	24,273,607	94,365
Net Increase (Decrease) in Net Assets Resulting from Operations	1,751	(549,600)	(3,371)	21,847,492	81,032

Increase (Decrease) in Net Assets from Contract Transactions	(11,513)	(2,653,509)	(20,856)	(55,966,624)	(185,746)

Total Increase (Decrease) in Net Assets	(9,762)	(3,203,109)	(24,227)	(34,119,132)	(104,714)

Net Assets as of December 31, 2015:	$320,094	$19,109,725	$96,025	$376,658,725	$1,512,969

Investment Income:
Reinvested Dividends	—	81,921	121	1,430,361	2,618
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,454	246,347	1,266	4,716,249	19,948

Net Investment Income (Loss)	(4,454)	(164,426)	(1,145)	(3,285,888)	(17,330)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	39,798	—	—	14,779,420	63,917
Realized Gain (Loss) on Investments	8,516	592,704	2,138	(512,059)	3,679

Net Realized Capital Gains (Losses) on Investments	48,314	592,704	2,138	14,267,361	67,596
Net Change in Unrealized Appreciation (Depreciation)	(15,730)	445,075	3,346	(6,144,054)	(32,610)

Net Gain (Loss) on Investment	32,584	1,037,779	5,484	8,123,307	34,986
Net Increase (Decrease) in Net Assets Resulting from Operations	28,130	873,353	4,339	4,837,419	17,656

Increase (Decrease) in Net Assets from Contract Transactions	(13,059)	(4,019,659)	(12,368)	(38,951,645)	(64,510)

Total Increase (Decrease) in Net Assets	15,071	(3,146,306)	(8,029)	(34,114,226)	(46,854)

Net Assets as of December 31, 2016:	$335,165	$15,963,419	$87,996	$342,544,499	$1,466,115

See Accompanying Notes.

(1)	See Footnote 1

22

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

1. Organization

WRL Series Annuity Account (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TPLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TPLIC other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Freedom Attainer®, WRL Freedon Premier®, WRL Freedom Conqueror®, WRL Freedom Wealth Creator®, WRL Freedom Access®, WRL Freedom Enhancer®, WRL Freedom Bellwether®, and WRL Freedom Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value

23

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Initial Class	Transamerica AB Dynamic Allocation VP Initial Class
TA AB Dynamic Allocation Service Class	Transamerica AB Dynamic Allocation VP Service Class
TA Aegon Government Money Market Initial Class	Transamerica Aegon Government Money Market VP Initial Class
TA Aegon Government Money Market Service Class	Transamerica Aegon Government Money Market VP Service Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Conservative Service Class	Transamerica Asset Allocation - Conservative VP Service Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Growth Service Class	Transamerica Asset Allocation - Growth VP Service Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Service Class	Transamerica Asset Allocation - Moderate VP Service Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Asset Allocation - Moderate Growth Service Class	Transamerica Asset Allocation - Moderate Growth VP Service Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Clarion Global Real Estate Securities Service Class	Transamerica Clarion Global Real Estate Securities VP Service Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA International Moderate Growth Service Class	Transamerica International Moderate Growth VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA Jennison Growth Service Class	Transamerica Jennison Growth VP Service Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class
TA Managed Risk - Balanced ETF Service Class	Transamerica Managed Risk - Balanced ETF VP Service Class

24

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Managed Risk - Growth ETF Service Class	Transamerica Managed Risk - Growth ETF VP Service Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA MFS International Equity Service Class	Transamerica MFS International Equity VP Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class
TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class
TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class
TA QS Investors Active Asset Allocation - Conservative Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Service Class
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA Torray Concentrated Growth Service Class	Transamerica Torray Concentrated Growth VP Service Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA BlackRock Tactical Allocation Service Class	April 30, 2014

The following subaccount name changes were made effective during the fiscal year ended December 31, 2016:

Subaccount	Formerly
ProFund VP Government Money Market	ProFund VP Money Market
TA Aegon Government Money Market Initial Class	TA Aegon Money Market Initial Class
TA Aegon Government Money Market Service Class	TA Aegon Money Market Service Class
TA Janus Mid-Cap Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class
TA Janus Mid-Cap Growth Service Class	TA Morgan Stanley Mid-Cap Growth Service Class
TA Small/Mid Cap Value Initial Class	TA Systematic Small/Mid Cap Value Initial Class
TA Small/Mid Cap Value Service Class	TA Systematic Small/Mid Cap Value Service Class

25

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2016.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

26

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Subaccount	Purchases	Sales
Access VP High Yield	$1,407,290	$1,094,889
Fidelity® VIP Contrafund® Service Class 2	2,379,522	3,638,527
Fidelity® VIP Equity-Income Service Class 2	889,283	1,367,966
Fidelity® VIP Growth Opportunities Service Class 2	104,156	312,587
Fidelity® VIP Index 500 Service Class 2	25,645	245,393
ProFund VP Asia 30	316,638	782,844
ProFund VP Basic Materials	1,423,567	1,419,572
ProFund VP Bull	8,610,209	9,628,040
ProFund VP Consumer Services	1,326,338	3,044,039
ProFund VP Emerging Markets	4,323,947	3,754,131
ProFund VP Europe 30	1,570,195	1,527,093
ProFund VP Falling U.S. Dollar	19,704	74,122
ProFund VP Financials	1,545,339	1,023,375
ProFund VP Government Money Market	20,693,760	24,140,343
ProFund VP International	1,982,332	1,757,831
ProFund VP Japan	232,973	448,863
ProFund VP Mid-Cap	5,031,627	4,068,398
ProFund VP NASDAQ-100	5,287,113	5,743,885
ProFund VP Oil & Gas	1,865,075	1,039,132
ProFund VP Pharmaceuticals	2,208,914	3,490,175
ProFund VP Precious Metals	4,384,112	3,731,783
ProFund VP Short Emerging Markets	976,171	1,535,600
ProFund VP Short International	744,345	741,640
ProFund VP Short NASDAQ-100	1,473,167	1,330,713
ProFund VP Short Small-Cap	1,127,552	664,521
ProFund VP Small-Cap	2,600,914	2,510,488
ProFund VP Small-Cap Value	4,601,041	2,039,072
ProFund VP Telecommunications	2,967,087	1,861,954
ProFund VP U.S. Government Plus	2,251,322	1,277,326
ProFund VP UltraSmall-Cap	2,578,657	2,632,276
ProFund VP Utilities	4,773,376	2,810,461
TA AB Dynamic Allocation Initial Class	270,476	1,017,617
TA AB Dynamic Allocation Service Class	25,772	63,387
TA Aegon Government Money Market Initial Class	17,392,801	21,235,830
TA Aegon Government Money Market Service Class	242,992	249,413
TA Aegon High Yield Bond Initial Class	6,382,860	6,431,056

27

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon High Yield Bond Service Class	$63,848	$73,870
TA Aegon U.S. Government Securities Initial Class	3,110,475	3,815,387
TA Aegon U.S. Government Securities Service Class	24,574	54,155
TA Asset Allocation - Conservative Initial Class	7,298,812	12,848,702
TA Asset Allocation - Conservative Service Class	43,111	303,583
TA Asset Allocation - Growth Initial Class	4,278,873	12,296,464
TA Asset Allocation - Growth Service Class	86,992	351,195
TA Asset Allocation - Moderate Initial Class	8,596,168	20,969,027
TA Asset Allocation - Moderate Service Class	137,662	571,216
TA Asset Allocation - Moderate Growth Initial Class	16,002,052	26,778,595
TA Asset Allocation - Moderate Growth Service Class	310,210	879,994
TA Barrow Hanley Dividend Focused Initial Class	5,546,813	13,761,579
TA Barrow Hanley Dividend Focused Service Class	76,309	223,926
TA BlackRock Tactical Allocation Service Class	1,366,114	1,230,691
TA Clarion Global Real Estate Securities Initial Class	3,314,352	6,647,691
TA Clarion Global Real Estate Securities Service Class	34,500	94,274
TA International Moderate Growth Initial Class	475,438	1,094,620
TA International Moderate Growth Service Class	1,710	14,283
TA Janus Balanced Service Class	859,365	794,097
TA Janus Mid-Cap Growth Initial Class	13,317,819	16,771,614
TA Janus Mid-Cap Growth Service Class	63,123	97,739
TA Jennison Growth Initial Class	8,618,828	13,316,663
TA Jennison Growth Service Class	75,896	39,194
TA JPMorgan Core Bond Initial Class	11,596,266	12,833,426
TA JPMorgan Core Bond Service Class	80,068	88,116
TA JPMorgan Enhanced Index Initial Class	5,286,687	8,005,192
TA JPMorgan Enhanced Index Service Class	22,486	69,878
TA JPMorgan Mid Cap Value Initial Class	3,259,037	2,340,884
TA JPMorgan Mid Cap Value Service Class	30,663	6,017
TA JPMorgan Tactical Allocation Initial Class	1,860,058	7,019,007
TA JPMorgan Tactical Allocation Service Class	20,512	45,701
TA Managed Risk - Balanced ETF Service Class	741,766	678,707
TA Managed Risk - Growth ETF Service Class	512,861	771,891
TA MFS International Equity Initial Class	4,702,890	7,860,707
TA MFS International Equity Service Class	73,034	78,929
TA Morgan Stanley Capital Growth Initial Class	7,219,978	9,444,818

28

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
TA Morgan Stanley Capital Growth Service Class	$26,842	$30,989
TA Multi-Managed Balanced Initial Class	8,415,465	15,099,363
TA Multi-Managed Balanced Service Class	44,672	49,598
TA PIMCO Tactical - Balanced Service Class	259,394	508,934
TA PIMCO Tactical - Conservative Service Class	670,310	621,461
TA PIMCO Tactical - Growth Service Class	12,476	94,087
TA PIMCO Total Return Initial Class	9,833,414	13,510,895
TA PIMCO Total Return Service Class	16,686	165,855
TA QS Investors Active Asset Allocation - Conservative Service Class	11,267	123,578
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	135,605	1,084,163
TA Small/Mid Cap Value Initial Class	15,051,261	13,769,596
TA Small/Mid Cap Value Service Class	203,957	297,798
TA T. Rowe Price Small Cap Initial Class	8,975,799	8,868,939
TA T. Rowe Price Small Cap Service Class	70,779	48,496
TA Torray Concentrated Growth Initial Class	609,922	4,794,007
TA Torray Concentrated Growth Service Class	168	13,681
TA WMC US Growth Initial Class	18,618,927	46,076,998
TA WMC US Growth Service Class	102,184	120,106

29

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Access VP High Yield	81,545	(64,974)	16,571	62,400	(121,682)	(59,282)
Fidelity® VIP Contrafund® Service Class 2	16,690	(164,206)	(147,516)	17,722	(190,469)	(172,747)
Fidelity® VIP Equity-Income Service Class 2	12,071	(69,472)	(57,401)	2,131	(86,750)	(84,619)
Fidelity® VIP Growth Opportunities Service Class 2	3,559	(20,012)	(16,453)	3,105	(31,809)	(28,704)
Fidelity® VIP Index 500 Service Class 2	1,267	(12,395)	(11,128)	265	(408)	(143)
ProFund VP Asia 30	38,218	(105,327)	(67,109)	65,382	(125,448)	(60,066)
ProFund VP Basic Materials	133,731	(134,379)	(648)	53,075	(145,068)	(91,993)
ProFund VP Bull	591,040	(653,974)	(62,934)	850,684	(1,271,753)	(421,069)
ProFund VP Consumer Services	70,892	(157,353)	(86,461)	200,125	(154,805)	45,320
ProFund VP Emerging Markets	660,336	(605,937)	54,399	316,270	(287,510)	28,760
ProFund VP Europe 30	202,155	(213,787)	(11,632)	188,281	(96,161)	92,120
ProFund VP Falling U.S. Dollar	2,915	(10,980)	(8,065)	54,507	(50,681)	3,826
ProFund VP Financials	183,738	(134,341)	49,397	284,581	(521,883)	(237,302)
ProFund VP Government Money Market	2,215,030	(2,572,834)	(357,804)	3,161,632	(3,830,970)	(669,338)
ProFund VP International	287,381	(248,541)	38,840	589,952	(494,381)	95,571
ProFund VP Japan	32,474	(61,110)	(28,636)	242,137	(212,525)	29,612
ProFund VP Mid-Cap	350,169	(293,544)	56,625	353,236	(545,973)	(192,737)
ProFund VP NASDAQ-100	213,454	(240,275)	(26,821)	318,973	(332,557)	(13,584)
ProFund VP Oil & Gas	226,474	(124,278)	102,196	108,387	(245,766)	(137,379)
ProFund VP Pharmaceuticals	109,446	(195,994)	(86,548)	447,339	(453,738)	(6,399)
ProFund VP Precious Metals	853,481	(791,371)	62,110	245,557	(242,983)	2,574
ProFund VP Short Emerging Markets	236,861	(403,550)	(166,689)	409,268	(267,523)	141,745
ProFund VP Short International	156,835	(161,116)	(4,281)	120,940	(148,654)	(27,714)
ProFund VP Short NASDAQ-100	684,588	(625,938)	58,650	271,850	(393,045)	(121,195)
ProFund VP Short Small-Cap	520,153	(308,423)	211,730	399,747	(361,738)	38,009
ProFund VP Small-Cap	172,138	(175,160)	(3,022)	426,678	(543,546)	(116,868)
ProFund VP Small-Cap Value	320,764	(152,750)	168,014	178,673	(232,877)	(54,204)

30

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Telecommunications	270,881	(169,036)	101,845	144,033	(77,154)	66,879
ProFund VP U.S. Government Plus	121,638	(70,212)	51,426	190,497	(290,411)	(99,914)
ProFund VP UltraSmall-Cap	218,768	(245,308)	(26,540)	298,949	(384,629)	(85,680)
ProFund VP Utilities	327,819	(199,754)	128,065	185,880	(236,618)	(50,738)
TA AB Dynamic Allocation Initial Class	13,556	(59,548)	(45,992)	41,718	(86,819)	(45,101)
TA AB Dynamic Allocation Service Class	1,531	(3,756)	(2,225)	979	(3,038)	(2,059)
TA Aegon Government Money Market Initial Class	1,310,796	(1,558,938)	(248,142)	2,145,925	(2,826,077)	(680,152)
TA Aegon Government Money Market Service Class	24,693	(24,745)	(52)	3,284	(7,159)	(3,875)
TA Aegon High Yield Bond Initial Class	289,503	(320,231)	(30,728)	420,978	(536,438)	(115,460)
TA Aegon High Yield Bond Service Class	2,827	(3,914)	(1,087)	5,096	(7,401)	(2,305)
TA Aegon U.S. Government Securities Initial Class	213,738	(259,571)	(45,833)	157,584	(252,466)	(94,882)
TA Aegon U.S. Government Securities Service Class	1,840	(3,967)	(2,127)	1,840	(2,442)	(602)
TA Asset Allocation—Conservative Initial Class	326,575	(758,169)	(431,594)	387,035	(1,260,779)	(873,744)
TA Asset Allocation—Conservative Service Class	456	(17,523)	(17,067)	4,426	(7,154)	(2,728)
TA Asset Allocation—Growth Initial Class	164,287	(667,848)	(503,561)	105,917	(1,275,615)	(1,169,698)
TA Asset Allocation—Growth Service Class	2,411	(16,543)	(14,132)	2,699	(22,282)	(19,583)
TA Asset Allocation—Moderate Initial Class	244,819	(1,162,096)	(917,277)	242,697	(2,165,156)	(1,922,459)
TA Asset Allocation—Moderate Service Class	2,246	(29,566)	(27,320)	5,149	(19,567)	(14,418)
TA Asset Allocation—Moderate Growth Initial Class	341,952	(1,450,883)	(1,108,931)	453,664	(2,677,268)	(2,223,604)
TA Asset Allocation—Moderate Growth Service Class	2,849	(43,816)	(40,967)	13,628	(36,181)	(22,553)
TA Barrow Hanley Dividend Focused Initial Class	154,064	(440,675)	(286,611)	136,157	(519,770)	(383,613)
TA Barrow Hanley Dividend Focused Service Class	2,674	(8,863)	(6,189)	501	(7,834)	(7,333)
TA BlackRock Tactical Allocation Service Class	104,694	(113,241)	(8,547)	122,361	(144,972)	(22,611)
TA Clarion Global Real Estate Securities Initial Class	95,924	(195,099)	(99,175)	217,235	(337,369)	(120,134)
TA Clarion Global Real Estate Securities Service Class	1,057	(3,304)	(2,247)	1,434	(944)	490
TA International Moderate Growth Initial Class	39,725	(102,734)	(63,009)	52,654	(133,487)	(80,833)
TA International Moderate Growth Service Class	126	(1,456)	(1,330)	2,129	(677)	1,452

31

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Janus Balanced Service Class	679,990	(631,952)	48,038	591,702	(472,355)	119,347
TA Janus Mid-Cap Growth Initial Class	193,063	(454,381)	(261,318)	115,835	(512,650)	(396,815)
TA Janus Mid-Cap Growth Service Class	476	(4,184)	(3,708)	661	(2,835)	(2,174)
TA Jennison Growth Initial Class	259,670	(735,522)	(475,852)	610,644	(458,352)	152,292
TA Jennison Growth Service Class	2,288	(2,141)	147	7,347	(4,036)	3,311
TA JPMorgan Core Bond Initial Class	407,944	(439,431)	(31,487)	229,571	(566,047)	(336,476)
TA JPMorgan Core Bond Service Class	4,896	(5,499)	(603)	3,775	(13,512)	(9,737)
TA JPMorgan Enhanced Index Initial Class	240,611	(394,361)	(153,750)	600,204	(690,240)	(90,036)
TA JPMorgan Enhanced Index Service Class	850	(3,106)	(2,256)	1,153	(854)	299
TA JPMorgan Mid Cap Value Initial Class	20,607	(68,266)	(47,659)	3,289	(103,741)	(100,452)
TA JPMorgan Mid Cap Value Service Class	—	(122)	(122)	—	(677)	(677)
TA JPMorgan Tactical Allocation Initial Class	50,722	(204,326)	(153,604)	76,250	(310,400)	(234,150)
TA JPMorgan Tactical Allocation Service Class	1,067	(2,676)	(1,609)	14,822	(16,884)	(2,062)
TA Managed Risk—Balanced ETF Service Class	50,765	(50,863)	(98)	240,280	(220,982)	19,298
TA Managed Risk—Growth ETF Service Class	37,528	(59,504)	(21,976)	102,802	(169,446)	(66,644)
TA MFS International Equity Initial Class	290,722	(537,303)	(246,581)	468,150	(852,684)	(384,534)
TA MFS International Equity Service Class	3,445	(3,713)	(268)	5,473	(2,958)	2,515
TA Morgan Stanley Capital Growth Initial Class	89,215	(325,911)	(236,696)	209,645	(284,872)	(75,227)
TA Morgan Stanley Capital Growth Service Class	335	(1,087)	(752)	1,180	(967)	213
TA Multi-Managed Balanced Initial Class	175,920	(622,515)	(446,595)	285,628	(1,189,270)	(903,642)
TA Multi-Managed Balanced Service Class	782	(1,832)	(1,050)	273	(3,353)	(3,080)
TA PIMCO Tactical—Balanced Service Class	237,830	(466,549)	(228,719)	278,736	(641,513)	(362,777)
TA PIMCO Tactical—Conservative Service Class	662,177	(591,886)	70,291	193,212	(410,360)	(217,148)
TA PIMCO Tactical—Growth Service Class	5,633	(72,967)	(67,334)	92,065	(169,165)	(77,100)
TA PIMCO Total Return Initial Class	570,654	(817,242)	(246,588)	953,154	(900,543)	52,611
TA PIMCO Total Return Service Class	727	(11,117)	(10,390)	12,118	(15,612)	(3,494)
TA QS Investors Active Asset Allocation—Conservative Service Class	116	(10,094)	(9,978)	39,448	(54,435)	(14,987)

32

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	9,625	(90,438)	(80,813)	5,368	(39,527)	(34,159)
TA Small/Mid Cap Value Initial Class	231,883	(463,952)	(232,069)	109,049	(908,720)	(799,671)
TA Small/Mid Cap Value Service Class	1,729	(9,868)	(8,139)	1,484	(10,782)	(9,298)
TA T. Rowe Price Small Cap Initial Class	203,696	(342,514)	(138,818)	241,987	(397,017)	(155,030)
TA T. Rowe Price Small Cap Service Class	994	(1,397)	(403)	1,359	(1,698)	(339)
TA Torray Concentrated Growth Initial Class	23,247	(190,216)	(166,969)	82,292	(189,604)	(107,312)
TA Torray Concentrated Growth Service Class	3	(524)	(521)	75	(948)	(873)
TA WMC US Growth Initial Class	127,799	(1,855,388)	(1,727,589)	198,904	(2,702,276)	(2,503,372)
TA WMC US Growth Service Class	1,574	(4,198)	(2,624)	2,306	(10,086)	(7,780)

33

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Access VP High Yield	$1,326,425	$(1,060,647)	$265,778	$1,005,283	$(1,948,731)	$(943,448)
Fidelity® VIP Contrafund® Service Class 2	328,161	(3,332,516)	(3,004,355)	351,660	(3,966,448)	(3,614,788)
Fidelity® VIP Equity-Income Service Class 2	208,006	(1,260,066)	(1,052,060)	35,360	(1,574,021)	(1,538,661)
Fidelity® VIP Growth Opportunities Service Class 2	47,390	(276,703)	(229,313)	46,486	(451,714)	(405,228)
Fidelity® VIP Index 500 Service Class 2	24,318	(242,044)	(217,726)	5,000	(7,519)	(2,519)
ProFund VP Asia 30	308,719	(771,003)	(462,284)	586,427	(1,100,155)	(513,728)
ProFund VP Basic Materials	1,420,177	(1,396,618)	23,559	568,010	(1,567,952)	(999,942)
ProFund VP Bull	8,444,953	(9,523,080)	(1,078,127)	13,098,840	(18,940,879)	(5,842,039)
ProFund VP Consumer Services	1,286,959	(2,978,696)	(1,691,737)	3,829,952	(2,940,057)	889,895
ProFund VP Emerging Markets	4,331,319	(3,712,870)	618,449	2,083,062	(1,972,685)	110,377
ProFund VP Europe 30	1,519,550	(1,507,115)	12,435	1,492,676	(795,635)	697,041
ProFund VP Falling U.S. Dollar	19,741	(73,376)	(53,635)	385,268	(356,162)	29,106
ProFund VP Financials	1,543,210	(1,000,660)	542,550	2,268,123	(4,019,306)	(1,751,183)
ProFund VP Government Money Market	20,716,174	(24,032,259)	(3,316,085)	29,878,461	(36,203,509)	(6,325,048)
ProFund VP International	1,985,401	(1,723,522)	261,879	4,642,504	(3,752,951)	889,553
ProFund VP Japan	233,578	(440,750)	(207,172)	2,100,837	(1,695,468)	405,369
ProFund VP Mid-Cap	4,971,071	(4,026,560)	944,511	5,005,203	(7,698,664)	(2,693,461)
ProFund VP NASDAQ-100	4,994,767	(5,656,690)	(661,923)	7,601,062	(7,829,770)	(228,708)
ProFund VP Oil & Gas	1,822,790	(996,490)	826,300	983,616	(2,236,440)	(1,252,824)
ProFund VP Pharmaceuticals	1,892,163	(3,418,921)	(1,526,758)	8,138,710	(8,258,001)	(119,291)
ProFund VP Precious Metals	4,392,344	(3,686,828)	705,516	1,000,075	(961,895)	38,180
ProFund VP Short Emerging Markets	977,381	(1,529,968)	(552,587)	1,701,758	(1,066,638)	635,120
ProFund VP Short International	744,532	(740,276)	4,256	553,108	(678,129)	(125,021)
ProFund VP Short NASDAQ-100	1,473,863	(1,326,250)	147,613	642,068	(897,732)	(255,664)
ProFund VP Short Small-Cap	1,128,058	(659,069)	468,989	867,713	(795,742)	71,971
ProFund VP Small-Cap	2,603,886	(2,477,444)	126,442	6,502,360	(8,168,839)	(1,666,479)
ProFund VP Small-Cap Value	4,603,474	(2,022,790)	2,580,684	2,423,652	(3,080,997)	(657,345)

34

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP Telecommunications	$2,929,113	$(1,830,961)	$1,098,152	$1,388,534	$(754,653)	$633,881
ProFund VP U.S. Government Plus	2,256,167	(1,255,015)	1,001,152	3,367,568	(5,001,810)	(1,634,242)
ProFund VP UltraSmall-Cap	2,582,759	(2,609,309)	(26,550)	3,513,586	(4,505,988)	(992,402)
ProFund VP Utilities	4,555,905	(2,755,507)	1,800,398	2,344,186	(2,915,275)	(571,089)
TA AB Dynamic Allocation Initial Class	221,680	(970,004)	(748,324)	686,222	(1,428,232)	(742,010)
TA AB Dynamic Allocation Service Class	25,080	(62,552)	(37,472)	16,584	(50,867)	(34,283)
TA Aegon Government Money Market Initial Class	17,508,838	(20,790,542)	(3,281,704)	28,576,672	(37,534,557)	(8,957,885)
TA Aegon Government Money Market Service Class	243,002	(243,150)	(148)	31,080	(70,157)	(39,077)
TA Aegon High Yield Bond Initial Class	5,774,714	(6,312,816)	(538,102)	8,349,001	(10,589,351)	(2,240,350)
TA Aegon High Yield Bond Service Class	54,862	(71,671)	(16,809)	99,212	(142,065)	(42,853)
TA Aegon U.S. Government Securities Initial Class	3,066,630	(3,696,607)	(629,977)	2,239,861	(3,585,592)	(1,345,731)
TA Aegon U.S. Government Securities Service Class	23,992	(52,481)	(28,489)	23,954	(31,837)	(7,883)
TA Asset Allocation—Conservative Initial Class	5,241,822	(12,186,652)	(6,944,830)	6,221,251	(20,879,465)	(14,658,214)
TA Asset Allocation—Conservative Service Class	7,723	(291,166)	(283,443)	75,555	(123,224)	(47,669)
TA Asset Allocation—Growth Initial Class	2,757,952	(11,351,876)	(8,593,924)	1,846,168	(23,286,940)	(21,440,772)
TA Asset Allocation—Growth Service Class	48,135	(325,300)	(277,165)	57,118	(478,703)	(421,585)
TA Asset Allocation—Moderate Initial Class	3,888,498	(19,593,260)	(15,704,762)	4,109,938	(38,039,556)	(33,929,618)
TA Asset Allocation—Moderate Service Class	41,161	(542,690)	(501,529)	98,453	(372,601)	(274,148)
TA Asset Allocation—Moderate Growth Initial Class	5,743,587	(24,985,587)	(19,242,000)	7,654,515	(47,956,907)	(40,302,392)
TA Asset Allocation—Moderate Growth Service Class	55,428	(836,576)	(781,148)	264,613	(738,427)	(473,814)
TA Barrow Hanley Dividend Focused Initial Class	4,274,878	(13,005,509)	(8,730,631)	3,849,013	(15,740,892)	(11,891,879)
TA Barrow Hanley Dividend Focused Service Class	61,553	(213,371)	(151,818)	12,137	(191,306)	(179,169)
TA BlackRock Tactical Allocation Service Class	1,065,550	(1,159,468)	(93,918)	1,256,907	(1,510,380)	(253,473)
TA Clarion Global Real Estate Securities Initial Class	2,851,673	(6,293,837)	(3,442,164)	7,439,509	(11,486,406)	(4,046,897)
TA Clarion Global Real Estate Securities Service Class	27,700	(87,768)	(60,068)	38,257	(25,155)	13,102
TA International Moderate Growth Initial Class	410,389	(1,052,060)	(641,671)	580,558	(1,483,654)	(903,096)
TA International Moderate Growth Service Class	1,253	(13,928)	(12,675)	22,468	(7,354)	15,114

35

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Janus Balanced Service Class	$806,206	$(757,855)	$48,351	$727,144	$(573,103)	$154,041
TA Janus Mid-Cap Growth Initial Class	4,329,491	(15,589,990)	(11,260,499)	5,131,860	(21,221,482)	(16,089,622)
TA Janus Mid-Cap Growth Service Class	10,214	(91,363)	(81,149)	16,595	(68,529)	(51,934)
TA Jennison Growth Initial Class	4,683,873	(13,052,198)	(8,368,325)	11,439,495	(8,569,371)	2,870,124
TA Jennison Growth Service Class	39,177	(36,501)	2,676	138,121	(72,407)	65,714
TA JPMorgan Core Bond Initial Class	10,788,238	(12,354,876)	(1,566,638)	5,737,207	(14,566,103)	(8,828,896)
TA JPMorgan Core Bond Service Class	72,713	(82,156)	(9,443)	54,744	(196,112)	(141,368)
TA JPMorgan Enhanced Index Initial Class	4,841,168	(7,756,713)	(2,915,545)	11,939,683	(13,737,064)	(1,797,381)
TA JPMorgan Enhanced Index Service Class	19,289	(68,092)	(48,803)	26,212	(19,275)	6,937
TA JPMorgan Mid Cap Value Initial Class	658,681	(2,147,620)	(1,488,939)	102,200	(3,270,986)	(3,168,786)
TA JPMorgan Mid Cap Value Service Class	1	(3,838)	(3,837)	—	(21,236)	(21,236)
TA JPMorgan Tactical Allocation Initial Class	1,365,871	(6,520,612)	(5,154,741)	1,964,244	(9,456,982)	(7,492,738)
TA JPMorgan Tactical Allocation Service Class	15,662	(39,919)	(24,257)	216,034	(240,255)	(24,221)
TA Managed Risk—Balanced ETF Service Class	619,278	(607,227)	12,051	2,995,710	(2,744,692)	251,018
TA Managed Risk—Growth ETF Service Class	439,576	(706,858)	(267,282)	1,284,711	(2,130,565)	(845,854)
TA MFS International Equity Initial Class	4,002,186	(7,445,559)	(3,443,373)	7,046,291	(12,756,051)	(5,709,760)
TA MFS International Equity Service Class	65,506	(74,079)	(8,573)	124,828	(65,738)	59,090
TA Morgan Stanley Capital Growth Initial Class	2,237,270	(9,019,389)	(6,782,119)	5,880,202	(8,247,971)	(2,367,769)
TA Morgan Stanley Capital Growth Service Class	8,848	(29,422)	(20,574)	33,257	(26,585)	6,672
TA Multi-Managed Balanced Initial Class	3,811,656	(13,761,211)	(9,949,555)	6,193,610	(26,055,347)	(19,861,737)
TA Multi-Managed Balanced Service Class	16,851	(41,241)	(24,390)	6,159	(75,469)	(69,310)
TA PIMCO Tactical—Balanced Service Class	256,082	(491,486)	(235,404)	298,162	(680,281)	(382,119)
TA PIMCO Tactical—Conservative Service Class	666,892	(608,605)	58,287	202,085	(422,308)	(220,223)
TA PIMCO Tactical—Growth Service Class	12,502	(86,028)	(73,526)	101,231	(183,382)	(82,151)
TA PIMCO Total Return Initial Class	8,995,328	(13,047,362)	(4,052,034)	15,040,880	(14,269,340)	771,540
TA PIMCO Total Return Service Class	10,512	(161,536)	(151,024)	174,729	(224,910)	(50,181)

36

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA QS Investors Active Asset Allocation—Conservative Service Class	$1,271	$(111,929)	$(110,658)	$446,908	$(617,849)	$(170,941)
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	113,566	(1,058,735)	(945,169)	64,730	(490,475)	(425,745)
TA Small/Mid Cap Value Initial Class	6,764,671	(12,835,811)	(6,071,140)	2,950,855	(26,635,455)	(23,684,600)
TA Small/Mid Cap Value Service Class	46,406	(279,993)	(233,587)	42,875	(306,850)	(263,975)
TA T. Rowe Price Small Cap Initial Class	5,189,193	(8,498,981)	(3,309,788)	6,438,875	(10,692,963)	(4,254,088)
TA T. Rowe Price Small Cap Service Class	31,271	(44,330)	(13,059)	47,288	(58,801)	(11,513)
TA Torray Concentrated Growth Initial Class	549,592	(4,569,251)	(4,019,659)	2,025,972	(4,679,481)	(2,653,509)
TA Torray Concentrated Growth Service Class	75	(12,443)	(12,368)	1,850	(22,706)	(20,856)
TA WMC US Growth Initial Class	2,667,198	(41,618,843)	(38,951,645)	4,276,309	(60,242,933)	(55,966,624)
TA WMC US Growth Service Class	37,428	(101,938)	(64,510)	55,349	(241,095)	(185,746)

37

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Access VP High Yield
12/31/2016	172,784	$17.24	to	$11.83	$2,916,776	3.07%	1.25%	to	2.50%	7.66%	to	6.35%
12/31/2015	156,213	16.02	to	11.12	2,456,583	4.12	1.25	to	2.50	(1.08)	to	(2.29)
12/31/2014	215,495	16.19	to	11.38	3,430,854	3.56	1.25	to	2.50	1.08	to	(0.16)
12/31/2013	231,376	16.02	to	11.40	3,659,857	2.61	1.25	to	2.50	8.66	to	7.34
12/31/2012	200,962	14.74	to	14.32	2,928,925	3.91	1.25	to	2.50	12.71	to	12.10
Fidelity® VIP Contrafund® Service Class 2
12/31/2016	1,054,142	22.15	to	14.66	22,732,324	0.60	1.25	to	2.50	6.40	to	5.11
12/31/2015	1,201,658	20.81	to	13.95	24,392,067	0.76	1.25	to	2.50	(0.82)	to	(2.03)
12/31/2014	1,374,405	20.99	to	14.24	28,164,583	0.72	1.25	to	2.50	10.28	to	8.93
12/31/2013	1,509,718	19.03	to	13.07	28,097,273	0.81	1.25	to	2.50	29.34	to	27.76
12/31/2012	1,703,271	14.71	to	10.23	24,576,332	1.08	1.25	to	2.50	14.70	to	13.29
Fidelity® VIP Equity-Income Service Class 2
12/31/2016	401,527	20.56	to	17.81	8,031,081	2.07	1.25	to	2.50	16.26	to	14.85
12/31/2015	458,928	17.69	to	15.51	7,915,041	2.80	1.25	to	2.50	(5.42)	to	(6.57)
12/31/2014	543,547	18.70	to	16.60	9,924,215	2.52	1.25	to	2.50	7.14	to	5.83
12/31/2013	636,126	17.46	to	15.68	10,859,970	2.19	1.25	to	2.50	26.25	to	24.71
12/31/2012	744,478	13.83	to	12.57	10,080,918	2.78	1.25	to	2.50	15.60	to	14.19
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2016	194,205	14.40	to	16.22	2,733,979	0.05	1.25	to	2.50	(1.17)	to	(2.37)
12/31/2015	210,658	14.57	to	16.61	3,007,997	0.00	1.25	to	2.50	4.04	to	2.77
12/31/2014	239,362	14.01	to	16.16	3,288,365	0.01	1.25	to	2.50	10.57	to	9.22
12/31/2013	294,968	12.67	to	14.80	3,671,822	0.05	1.25	to	2.50	35.84	to	34.19
12/31/2012	356,281	9.32	to	11.03	3,268,105	0.15	1.25	to	2.50	17.84	to	16.40
Fidelity® VIP Index 500 Service Class 2
12/31/2016	3,821	21.23	to	20.19	78,548	0.54	1.40	to	1.80	10.05	to	9.61
12/31/2015	14,949	19.29	to	18.42	275,623	1.80	1.40	to	1.80	(0.31)	to	(0.71)
12/31/2014	15,092	19.35	to	18.55	280,003	1.39	1.40	to	1.80	11.72	to	11.29
12/31/2013	16,813	17.32	to	16.67	280,409	1.59	1.40	to	1.80	30.09	to	29.58
12/31/2012	18,675	13.31	to	12.86	240,364	1.90	1.40	to	1.80	14.03	to	13.58
ProFund VP Asia 30
12/31/2016	116,649	7.86	to	9.00	905,298	1.01	1.25	to	2.50	(0.60)	to	(1.81)
12/31/2015	183,758	7.91	to	9.16	1,432,518	0.30	1.25	to	2.50	(10.50)	to	(11.59)
12/31/2014	243,824	8.83	to	10.36	2,126,480	0.08	1.25	to	2.50	(2.78)	to	(3.97)
12/31/2013	345,193	9.09	to	10.79	3,096,828	0.06	1.25	to	2.50	13.55	to	12.17
12/31/2012	299,551	8.00	to	10.32	2,371,773	—	1.25	to	2.50	14.04	to	12.65
ProFund VP Basic Materials
12/31/2016	195,346	11.37	to	10.66	2,190,575	0.41	1.25	to	2.50	17.03	to	15.61
12/31/2015	195,994	9.72	to	9.22	1,879,897	0.64	1.25	to	2.50	(14.99)	to	(16.02)
12/31/2014	287,987	11.43	to	10.98	3,251,674	0.55	1.25	to	2.50	0.43	to	(0.79)
12/31/2013	289,506	11.38	to	11.07	3,264,181	0.97	1.25	to	2.50	16.97	to	15.54
12/31/2012	340,306	9.73	to	10.82	3,283,787	0.34	1.25	to	2.50	7.14	to	5.83
ProFund VP Bull
12/31/2016	471,572	16.40	to	14.43	7,499,368	—	1.25	to	2.65	8.31	to	6.84
12/31/2015	534,506	15.14	to	13.51	7,900,288	—	1.25	to	2.65	(1.69)	to	(2.89)
12/31/2014	955,575	15.40	to	13.91	14,423,674	—	1.25	to	2.50	10.09	to	8.75
12/31/2013	757,362	13.99	to	12.79	10,421,295	—	1.25	to	2.50	28.15	to	26.59
12/31/2012	507,179	10.92	to	10.53	5,478,815	—	1.25	to	2.50	12.48	to	11.87

38

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Consumer Services
12/31/2016	188,756	$19.72	to	$14.79	$3,662,078	—%	1.25%	to	2.50%	2.90%	to	1.65%
12/31/2015	275,217	19.16	to	14.55	5,204,126	—	1.25	to	2.50	3.40	to	2.14
12/31/2014	229,897	18.53	to	14.24	4,211,452	—	1.25	to	2.50	11.07	to	9.72
12/31/2013	264,798	16.69	to	15.77	4,378,895	0.25	1.25	to	2.50	38.14	to	36.46
12/31/2012	162,140	12.08	to	11.56	1,945,007	—	1.25	to	2.50	20.59	to	19.11
ProFund VP Emerging Markets
12/31/2016	698,180	6.48	to	6.55	4,475,117	0.15	1.25	to	2.65	9.64	to	8.15
12/31/2015	643,781	5.91	to	6.06	3,758,833	0.98	1.25	to	2.65	(18.38)	to	(19.38)
12/31/2014	615,021	7.24	to	7.51	4,398,582	0.21	1.25	to	2.50	(4.61)	to	(5.78)
12/31/2013	917,069	7.59	to	7.97	6,883,811	0.74	1.25	to	2.50	(7.58)	to	(8.71)
12/31/2012	866,766	8.21	to	8.73	7,058,966	1.07	1.25	to	2.50	5.25	to	3.96
ProFund VP Europe 30
12/31/2016	216,694	7.94	to	11.70	1,743,388	3.45	1.25	to	2.65	6.48	to	5.03
12/31/2015	228,326	7.46	to	11.14	1,687,322	5.10	1.25	to	2.65	(11.98)	to	(13.05)
12/31/2014	136,206	8.47	to	12.81	1,140,733	1.54	1.25	to	2.50	(9.78)	to	(10.88)
12/31/2013	48,595	9.39	to	14.37	455,145	0.70	1.25	to	2.50	20.13	to	18.67
12/31/2012	47,786	7.82	to	12.11	376,164	2.24	1.25	to	2.50	15.15	to	13.74
ProFund VP Falling U.S. Dollar
12/31/2016	7,027	6.33	to	6.02	43,828	—	1.25	to	1.80	(7.02)	to	(7.52)
12/31/2015	15,092	6.81	to	6.51	101,565	—	1.25	to	1.80	(11.12)	to	(11.60)
12/31/2014	11,266	7.66	to	7.36	85,305	—	1.25	to	1.80	(13.68)	to	(14.15)
12/31/2013	24,962	8.87	to	8.57	219,496	—	1.25	to	1.80	(3.22)	to	(3.74)
12/31/2012	22,540	9.17	to	8.91	205,066	—	1.25	to	1.80	(2.00)	to	(2.53)
ProFund VP Financials
12/31/2016	345,078	8.88	to	15.63	3,046,205	0.34	1.25	to	2.50	13.90	to	12.51
12/31/2015	295,681	7.80	to	13.90	2,301,455	0.38	1.25	to	2.50	(2.71)	to	(3.90)
12/31/2014	532,983	8.01	to	14.46	4,247,549	0.21	1.25	to	2.50	11.52	to	10.16
12/31/2013	654,455	7.19	to	13.13	4,677,907	0.31	1.25	to	2.50	30.45	to	28.86
12/31/2012	257,108	5.51	to	10.33	1,428,016	0.27	1.25	to	2.50	23.18	to	21.67
ProFund VP Government Money Market
12/31/2016	586,236	9.40	to	8.83	5,402,213	0.02	1.25	to	2.65	(1.21)	to	(2.56)
12/31/2015	944,040	9.51	to	9.06	8,848,803	0.02	1.25	to	2.65	(1.21)	to	(2.42)
12/31/2014	1,613,378	9.63	to	9.29	15,359,446	0.02	1.25	to	2.50	(1.21)	to	(2.42)
12/31/2013	944,489	9.75	to	9.52	9,100,854	0.02	1.25	to	2.50	(1.21)	to	(2.42)
12/31/2012	1,317,478	9.87	to	9.52	12,853,646	0.02	1.25	to	2.50	(1.22)	to	(1.76)
ProFund VP International
12/31/2016	313,247	7.04	to	10.07	2,302,307	—	1.25	to	2.65	(2.15)	to	(3.48)
12/31/2015	274,407	7.19	to	10.43	2,069,286	—	1.25	to	2.65	(4.71)	to	(5.88)
12/31/2014	178,836	7.55	to	11.09	1,453,436	—	1.25	to	2.50	(9.24)	to	(10.35)
12/31/2013	605,839	8.32	to	12.37	5,113,358	—	1.25	to	2.50	18.02	to	16.58
12/31/2012	625,373	7.05	to	6.85	4,414,657	—	1.25	to	2.50	14.50	to	13.87
ProFund VP Japan
12/31/2016	66,445	8.11	to	15.10	546,518	—	1.25	to	2.35	(0.82)	to	(1.89)
12/31/2015	95,081	8.18	to	15.39	786,337	—	1.25	to	2.35	4.50	to	3.38
12/31/2014	65,469	7.82	to	14.88	526,665	—	1.25	to	2.35	1.95	to	0.86
12/31/2013	144,283	7.67	to	14.76	1,120,854	—	1.25	to	2.35	46.41	to	44.83
12/31/2012	12,468	5.24	to	5.09	87,938	—	1.25	to	2.35	21.42	to	20.77
ProFund VP Mid-Cap
12/31/2016	278,017	15.60	to	12.12	4,206,515	—	1.25	to	2.50	16.73	to	15.31
12/31/2015	221,392	13.37	to	10.51	2,862,711	—	1.25	to	2.50	(5.63)	to	(6.78)
12/31/2014	414,129	14.17	to	11.28	5,753,643	—	1.25	to	2.50	6.32	to	5.02
12/31/2013	655,474	13.32	to	12.91	8,608,588	—	1.25	to	2.50	29.18	to	27.60
12/31/2012	704,800	10.31	to	10.02	7,214,633	—	1.25	to	2.50	14.11	to	13.49

39

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP NASDAQ-100
12/31/2016	289,244	$25.67	to	$17.36	$7,132,174	—%	1.25%	to	2.65%	3.96%	to	2.55%
12/31/2015	316,065	24.70	to	16.93	7,606,553	—	1.25	to	2.65	6.13	to	4.83
12/31/2014	329,649	23.27	to	16.09	7,503,503	—	1.25	to	2.50	15.56	to	14.15
12/31/2013	291,134	20.14	to	14.09	5,739,035	—	1.25	to	2.50	32.62	to	31.00
12/31/2012	327,206	15.18	to	10.76	4,867,463	—	1.25	to	2.50	14.79	to	13.38
ProFund VP Oil & Gas
12/31/2016	480,494	9.27	to	9.15	4,367,718	1.45	1.25	to	2.50	22.66	to	21.16
12/31/2015	378,298	7.56	to	8.64	2,816,391	0.71	1.25	to	2.50	(24.32)	to	(25.24)
12/31/2014	515,677	9.98	to	11.56	5,077,118	0.38	1.25	to	2.50	(11.97)	to	(13.04)
12/31/2013	507,327	11.34	to	13.29	5,684,096	0.43	1.25	to	2.50	22.54	to	21.05
12/31/2012	593,544	9.26	to	10.98	5,436,496	0.14	1.25	to	2.50	1.62	to	0.37
ProFund VP Pharmaceuticals
12/31/2016	261,957	17.35	to	15.11	4,445,006	0.86	1.25	to	2.50	(4.92)	to	(6.08)
12/31/2015	348,505	18.25	to	16.08	6,237,135	0.51	1.25	to	2.50	3.15	to	1.90
12/31/2014	354,904	17.69	to	15.78	6,189,387	0.74	1.25	to	2.50	17.89	to	16.45
12/31/2013	194,314	15.00	to	13.55	2,884,615	1.97	1.25	to	2.50	30.00	to	28.42
12/31/2012	162,901	11.54	to	11.27	1,868,125	0.94	1.25	to	2.50	10.47	to	9.11
ProFund VP Precious Metals
12/31/2016	528,623	4.48	to	4.21	2,336,663	—	1.25	to	2.50	53.90	to	52.03
12/31/2015	466,513	2.91	to	2.77	1,341,438	—	1.25	to	2.50	(33.68)	to	(34.49)
12/31/2014	463,939	4.39	to	4.23	2,015,213	—	1.25	to	2.50	(24.81)	to	(25.73)
12/31/2013	545,424	5.84	to	5.70	3,153,443	—	1.25	to	2.50	(38.71)	to	(39.46)
12/31/2012	647,158	9.52	to	9.25	6,108,327	—	1.25	to	2.50	(15.61)	to	(16.07)
ProFund VP Short Emerging Markets
12/31/2016	44,310	3.55	to	6.09	162,068	—	1.25	to	2.50	(17.27)	to	(18.28)
12/31/2015	210,999	4.29	to	7.46	902,102	—	1.25	to	2.50	10.14	to	8.80
12/31/2014	69,254	3.90	to	6.85	275,587	—	1.25	to	2.50	(4.13)	to	(5.30)
12/31/2013	56,849	4.06	to	7.24	240,704	—	1.25	to	2.50	(1.46)	to	(2.66)
12/31/2012	61,619	4.12	to	7.44	258,620	—	1.25	to	2.50	(14.12)	to	(15.18)
ProFund VP Short International
12/31/2016	10,126	4.32	to	6.93	43,239	—	1.25	to	2.50	(7.06)	to	(8.19)
12/31/2015	14,407	4.65	to	7.55	66,424	—	1.25	to	2.50	(4.97)	to	(6.13)
12/31/2014	42,121	4.89	to	8.04	205,534	—	1.25	to	2.50	1.53	to	0.29
12/31/2013	52,607	4.82	to	4.66	254,319	—	1.25	to	1.80	(21.98)	to	(22.41)
12/31/2012	56,974	6.18	to	6.00	350,434	—	1.25	to	1.80	(21.15)	to	(21.58)
ProFund VP Short NASDAQ-100
12/31/2016	179,841	1.95	to	2.25	343,987	—	1.25	to	2.50	(11.17)	to	(12.25)
12/31/2015	121,191	2.20	to	2.57	263,406	—	1.25	to	2.50	(14.12)	to	(15.17)
12/31/2014	242,386	2.56	to	3.03	613,121	—	1.25	to	2.50	(20.38)	to	(21.35)
12/31/2013	76,965	3.21	to	3.85	248,872	—	1.25	to	2.50	(30.28)	to	(31.13)
12/31/2012	164,047	4.61	to	5.59	747,094	—	1.25	to	2.50	(19.80)	to	(20.79)
ProFund VP Short Small-Cap
12/31/2016	296,285	1.73	to	2.38	503,694	—	1.25	to	2.50	(22.56)	to	(23.50)
12/31/2015	84,555	2.23	to	3.11	184,753	—	1.25	to	2.50	(2.05)	to	(3.24)
12/31/2014	46,546	2.28	to	3.22	104,963	—	1.25	to	2.50	(10.35)	to	(11.45)
12/31/2013	58,090	2.54	to	3.63	148,739	—	1.25	to	2.50	(32.10)	to	(32.93)
12/31/2012	83,504	3.75	to	5.42	309,082	—	1.25	to	2.50	(19.97)	to	(20.95)
ProFund VP Small-Cap
12/31/2016	191,995	16.83	to	14.71	3,093,475	—	1.25	to	2.50	18.21	to	16.77
12/31/2015	195,017	14.23	to	12.60	2,660,072	—	1.25	to	2.50	(7.37)	to	(8.50)
12/31/2014	311,885	15.37	to	13.77	4,658,039	—	1.25	to	2.50	1.21	to	(0.02)
12/31/2013	599,307	15.18	to	13.77	8,942,181	—	1.25	to	2.50	35.49	to	33.84
12/31/2012	579,143	11.21	to	11.13	6,435,849	—	1.25	to	2.50	13.33	to	11.94

40

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Small-Cap Value
12/31/2016	237,352	$16.01	to	$14.85	$3,734,499	—%	1.25%	to	2.50%	27.19%	to	25.64%
12/31/2015	69,338	12.59	to	11.82	864,453	—	1.25	to	2.50	(9.41)	to	(10.52)
12/31/2014	123,542	13.89	to	13.20	1,695,520	—	1.25	to	2.50	4.51	to	3.23
12/31/2013	299,537	13.29	to	14.95	3,938,358	0.17	1.25	to	2.50	35.98	to	34.32
12/31/2012	140,482	9.78	to	9.50	1,366,155	—	1.25	to	1.80	14.72	to	14.09
ProFund VP Telecommunications
12/31/2016	249,496	11.48	to	13.58	2,831,821	1.74	1.25	to	2.50	20.16	to	18.70
12/31/2015	147,651	9.56	to	11.44	1,405,804	1.42	1.25	to	2.50	0.27	to	(0.95)
12/31/2014	80,772	9.53	to	11.55	783,819	3.72	1.25	to	2.50	(0.68)	to	(1.89)
12/31/2013	90,482	9.59	to	11.77	888,813	3.78	1.25	to	2.50	10.69	to	9.34
12/31/2012	453,249	8.67	to	10.77	3,923,118	2.14	1.25	to	2.50	15.07	to	13.66
ProFund VP U.S. Government Plus
12/31/2016	135,505	16.18	to	8.78	2,157,286	—	1.25	to	2.50	(1.54)	to	(2.73)
12/31/2015	84,079	16.43	to	9.03	1,355,237	—	1.25	to	2.50	(6.81)	to	(7.94)
12/31/2014	183,993	17.63	to	9.81	3,192,201	0.16	1.25	to	2.50	34.71	to	33.07
12/31/2013	77,824	13.09	to	7.37	981,030	0.22	1.25	to	2.50	(20.11)	to	(21.09)
12/31/2012	190,161	16.38	to	15.91	3,075,207	—	1.25	to	2.50	(0.28)	to	(0.82)
ProFund VP UltraSmall-Cap
12/31/2016	204,385	14.02	to	11.16	2,822,347	—	1.25	to	2.50	37.87	to	36.20
12/31/2015	230,925	10.17	to	8.20	2,329,080	—	1.25	to	2.50	(14.05)	to	(15.10)
12/31/2014	316,605	11.83	to	9.65	3,713,770	—	1.25	to	2.50	4.08	to	2.81
12/31/2013	518,379	11.37	to	19.43	5,836,654	—	1.25	to	2.50	84.36	to	82.11
12/31/2012	327,940	6.16	to	10.67	2,009,469	—	1.25	to	2.50	27.91	to	26.34
ProFund VP Utilities
12/31/2016	338,022	14.13	to	14.50	4,706,843	1.76	1.25	to	2.50	13.66	to	12.28
12/31/2015	209,957	12.43	to	12.91	2,588,380	2.22	1.25	to	2.50	(7.56)	to	(8.69)
12/31/2014	260,695	13.45	to	14.14	3,485,691	1.53	1.25	to	2.50	24.33	to	22.82
12/31/2013	209,910	10.82	to	11.51	2,265,063	2.63	1.25	to	2.50	11.91	to	10.55
12/31/2012	504,225	9.67	to	10.41	4,847,254	1.85	1.25	to	2.50	(1.10)	to	(2.31)
TA AB Dynamic Allocation Initial Class
12/31/2016	187,662	16.80	to	10.55	3,043,341	1.48	1.25	to	2.50	0.97	to	(0.26)
12/31/2015	233,654	16.64	to	10.58	3,761,026	1.22	1.25	to	2.50	(1.31)	to	(2.51)
12/31/2014	278,755	16.86	to	10.86	4,556,641	1.02	1.25	to	2.50	4.26	to	2.99
12/31/2013	300,485	16.17	to	10.54	4,731,512	1.19	1.25	to	2.50	5.86	to	4.57
12/31/2012	353,974	15.28	to	10.30	5,294,092	0.78	1.25	to	2.50	4.82	to	3.54
TA AB Dynamic Allocation Service Class
12/31/2016	3,087	16.72	to	15.53	51,002	1.09	1.25	to	1.80	0.73	to	0.19
12/31/2015	5,312	16.60	to	15.50	87,997	0.96	1.25	to	1.80	(1.65)	to	(2.18)
12/31/2014	7,371	16.88	to	15.84	123,838	0.78	1.25	to	1.80	4.06	to	3.49
12/31/2013	10,392	16.22	to	15.31	167,960	0.95	1.25	to	1.80	5.57	to	5.00
12/31/2012	10,886	15.37	to	14.58	166,938	0.64	1.25	to	1.80	4.48	to	3.92
TA Aegon Government Money Market Initial Class
12/31/2016	2,757,450	15.92	to	12.56	35,868,268	0.01	1.25	to	2.65	(1.23)	to	(2.57)
12/31/2015	3,005,592	16.12	to	12.89	39,711,303	0.01	1.25	to	2.65	(1.23)	to	(2.58)
12/31/2014	3,685,744	16.32	to	13.23	49,281,460	0.01	1.25	to	2.65	(1.23)	to	(2.43)
12/31/2013	3,713,621	16.53	to	9.10	50,426,251	0.01	1.25	to	2.50	(1.23)	to	(2.43)
12/31/2012	4,146,281	16.73	to	9.33	57,490,473	0.01	1.25	to	2.50	(1.24)	to	(2.45)
TA Aegon Government Money Market Service Class
12/31/2016	40,865	9.79	to	9.09	388,343	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2015	40,917	9.91	to	9.25	394,765	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2014	44,792	10.03	to	9.42	439,407	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2013	46,441	10.16	to	9.58	459,776	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2012	74,369	10.28	to	9.76	754,154	0.00	1.25	to	1.80	(1.24)	to	(1.77)

41

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Aegon High Yield Bond Initial Class
12/31/2016	514,749	$21.78	to	$12.49	$10,919,456	6.14%	1.25%	to	2.50%	13.92%	to	12.54%
12/31/2015	545,477	19.12	to	11.10	10,164,490	5.66	1.25	to	2.50	(5.40)	to	(6.56)
12/31/2014	660,937	20.21	to	11.88	13,067,421	4.90	1.25	to	2.50	2.69	to	1.44
12/31/2013	919,309	19.68	to	11.71	17,744,646	5.37	1.25	to	2.50	5.28	to	4.00
12/31/2012	1,518,316	18.70	to	11.26	27,875,102	6.63	1.25	to	2.50	15.91	to	14.49
TA Aegon High Yield Bond Service Class
12/31/2016	9,266	21.10	to	19.59	192,251	5.49	1.25	to	1.80	13.59	to	12.97
12/31/2015	10,353	18.57	to	17.34	190,165	5.56	1.25	to	1.80	(5.48)	to	(5.99)
12/31/2014	12,658	19.65	to	18.44	244,799	5.35	1.25	to	1.80	2.33	to	1.77
12/31/2013	15,979	19.21	to	18.12	301,430	5.32	1.25	to	1.80	5.01	to	4.45
12/31/2012	20,054	18.29	to	17.35	360,200	5.48	1.25	to	1.80	15.65	to	15.02
TA Aegon U.S. Government Securities Initial Class
12/31/2016	605,013	14.25	to	9.52	8,363,249	0.64	1.25	to	2.50	(0.93)	to	(2.14)
12/31/2015	650,846	14.39	to	9.73	9,082,155	2.07	1.25	to	2.50	(1.14)	to	(2.34)
12/31/2014	745,728	14.55	to	9.96	10,554,152	3.82	1.25	to	2.50	3.36	to	2.10
12/31/2013	898,355	14.08	to	9.76	12,343,856	2.27	1.25	to	2.50	(3.44)	to	(4.62)
12/31/2012	1,214,876	14.58	to	10.79	17,361,592	1.59	1.25	to	2.50	3.84	to	2.57
TA Aegon U.S. Government Securities Service Class
12/31/2016	8,791	12.98	to	12.05	113,305	0.47	1.25	to	1.80	(1.09)	to	(1.63)
12/31/2015	10,918	13.12	to	12.25	142,248	1.76	1.25	to	1.80	(1.41)	to	(1.94)
12/31/2014	11,520	13.31	to	12.49	152,334	3.56	1.25	to	1.80	3.13	to	2.58
12/31/2013	17,931	12.91	to	12.18	229,779	1.87	1.25	to	1.80	(3.69)	to	(4.21)
12/31/2012	20,936	13.40	to	12.71	279,092	1.30	1.25	to	1.80	3.56	to	3.00
TA Asset Allocation—Conservative Initial Class
12/31/2016	3,037,681	17.00	to	10.84	49,764,078	1.98	1.25	to	2.50	3.33	to	2.08
12/31/2015	3,469,275	16.46	to	10.62	55,158,737	2.11	1.25	to	2.50	(3.17)	to	(4.35)
12/31/2014	4,343,019	16.99	to	11.10	71,582,231	2.63	1.25	to	2.50	0.93	to	(0.30)
12/31/2013	4,977,583	16.84	to	11.13	81,460,140	3.18	1.25	to	2.50	8.02	to	6.70
12/31/2012	6,563,353	15.59	to	10.44	99,824,266	3.12	1.25	to	2.50	6.13	to	4.83
TA Asset Allocation—Conservative Service Class
12/31/2016	47,379	17.47	to	16.21	812,205	1.73	1.25	to	1.80	3.02	to	2.46
12/31/2015	64,446	16.95	to	15.82	1,070,632	1.91	1.25	to	1.80	(3.35)	to	(3.87)
12/31/2014	67,174	17.54	to	16.46	1,155,397	2.32	1.25	to	1.80	0.69	to	0.15
12/31/2013	80,772	17.42	to	16.44	1,386,426	2.74	1.25	to	1.80	7.74	to	7.16
12/31/2012	149,085	16.17	to	15.34	2,377,064	2.84	1.25	to	1.80	5.87	to	5.29
TA Asset Allocation—Growth Initial Class
12/31/2016	4,180,515	18.48	to	17.55	75,086,961	2.18	1.25	to	2.65	4.77	to	3.35
12/31/2015	4,684,076	17.64	to	16.98	80,463,064	1.55	1.25	to	2.65	(3.14)	to	(4.46)
12/31/2014	5,853,774	18.21	to	17.78	104,049,122	2.30	1.25	to	2.65	1.46	to	0.22
12/31/2013	6,593,469	17.95	to	13.25	115,788,409	1.19	1.25	to	2.50	25.25	to	23.72
12/31/2012	7,135,645	14.33	to	10.71	100,324,243	1.31	1.25	to	2.50	11.20	to	9.84
TA Asset Allocation—Growth Service Class
12/31/2016	111,907	21.38	to	19.85	2,361,906	1.89	1.25	to	1.80	4.52	to	3.95
12/31/2015	126,039	20.46	to	19.09	2,548,916	1.38	1.25	to	1.80	(3.33)	to	(3.85)
12/31/2014	145,622	21.16	to	19.86	3,048,553	2.14	1.25	to	1.80	1.17	to	0.63
12/31/2013	175,117	20.92	to	19.73	3,623,554	0.98	1.25	to	1.80	24.83	to	24.15
12/31/2012	199,590	16.76	to	15.90	3,307,766	1.07	1.25	to	1.80	11.00	to	10.39
TA Asset Allocation—Moderate Initial Class
12/31/2016	5,573,642	18.07	to	10.71	97,300,865	2.19	1.25	to	2.50	4.26	to	3.00
12/31/2015	6,490,919	17.33	to	10.40	109,041,306	1.89	1.25	to	2.50	(3.43)	to	(4.61)
12/31/2014	8,413,378	17.95	to	10.90	146,649,233	2.20	1.25	to	2.50	1.50	to	0.26
12/31/2013	9,576,571	17.68	to	11.09	165,142,395	2.42	1.25	to	2.50	12.10	to	10.73
12/31/2012	10,875,381	15.77	to	11.01	167,748,858	2.61	1.25	to	2.50	8.08	to	6.75

42

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Asset Allocation—Moderate Service Class
12/31/2016	114,280	$19.20	to	$17.83	$2,160,473	1.89%	1.25%	to	1.80%	3.96%	to	3.40%
12/31/2015	141,600	18.47	to	17.24	2,580,279	1.82	1.25	to	1.80	(3.68)	to	(4.20)
12/31/2014	156,018	19.18	to	18.00	2,954,774	2.04	1.25	to	1.80	1.34	to	0.80
12/31/2013	178,461	18.92	to	17.86	3,339,814	2.16	1.25	to	1.80	11.84	to	11.23
12/31/2012	234,497	16.92	to	16.05	3,923,835	2.43	1.25	to	1.80	7.76	to	7.17
TA Asset Allocation—Moderate Growth Initial Class
12/31/2016	7,499,355	18.57	to	12.45	135,374,742	2.02	1.25	to	2.50	5.23	to	3.95
12/31/2015	8,608,286	17.65	to	11.98	147,997,224	2.15	1.25	to	2.50	(3.44)	to	(4.62)
12/31/2014	10,831,890	18.28	to	12.56	193,466,005	2.67	1.25	to	2.50	1.31	to	0.07
12/31/2013	12,874,348	18.04	to	12.55	227,386,429	2.24	1.25	to	2.50	17.91	to	16.47
12/31/2012	13,825,571	15.30	to	10.77	207,514,208	2.44	1.25	to	2.50	9.27	to	7.93
TA Asset Allocation—Moderate Growth Service Class
12/31/2016	174,428	20.51	to	19.04	3,532,397	1.74	1.25	to	1.80	4.94	to	4.38
12/31/2015	215,395	19.54	to	18.24	4,159,994	1.95	1.25	to	1.80	(3.72)	to	(4.24)
12/31/2014	237,948	20.30	to	19.05	4,788,124	2.48	1.25	to	1.80	1.18	to	0.64
12/31/2013	265,378	20.06	to	18.93	5,276,559	2.06	1.25	to	1.80	17.57	to	16.94
12/31/2012	314,622	17.06	to	16.19	5,323,156	2.23	1.25	to	1.80	9.00	to	8.41
TA Barrow Hanley Dividend Focused Initial Class
12/31/2016	2,002,057	36.75	to	14.39	67,284,511	2.17	1.25	to	2.65	13.50	to	11.96
12/31/2015	2,288,668	32.38	to	12.86	67,896,107	1.82	1.25	to	2.65	(4.78)	to	(6.08)
12/31/2014	2,672,281	34.01	to	13.69	83,453,530	1.31	1.25	to	2.65	10.79	to	9.27
12/31/2013	2,936,992	30.70	to	12.53	83,353,127	2.28	1.25	to	2.65	28.64	to	26.88
12/31/2012	3,154,409	23.86	to	10.31	69,821,098	1.77	1.25	to	2.65	10.34	to	8.98
TA Barrow Hanley Dividend Focused Service Class
12/31/2016	31,898	27.13	to	25.19	855,507	1.82	1.25	to	1.80	13.18	to	12.57
12/31/2015	38,087	23.97	to	22.37	901,145	1.60	1.25	to	1.80	(5.02)	to	(5.53)
12/31/2014	45,420	25.24	to	23.68	1,130,660	1.25	1.25	to	1.80	10.55	to	9.96
12/31/2013	43,229	22.83	to	21.54	973,873	2.09	1.25	to	1.80	28.32	to	27.63
12/31/2012	46,947	17.79	to	16.88	825,014	1.46	1.25	to	1.80	10.09	to	9.49
TA BlackRock Tactical Allocation Service Class
12/31/2016	499,515	10.60	to	10.25	5,272,511	2.30	1.25	to	2.50	3.62	to	2.36
12/31/2015	508,062	10.23	to	10.02	5,183,059	1.67	1.25	to	2.50	(1.36)	to	(2.56)
12/31/2014(1)	530,673	10.37	to	10.28	5,496,065	1.28	1.25	to	2.50	—	to	—
TA Clarion Global Real Estate Securities Initial Class
12/31/2016	889,883	32.55	to	11.35	28,283,157	1.77	1.25	to	2.65	(0.61)	to	(1.96)
12/31/2015	989,058	32.75	to	11.58	31,992,993	4.23	1.25	to	2.65	(1.83)	to	(3.03)
12/31/2014	1,109,192	33.36	to	11.94	36,870,618	1.51	1.25	to	2.50	12.16	to	10.79
12/31/2013	1,234,984	29.75	to	10.78	36,732,064	5.59	1.25	to	2.50	2.61	to	1.36
12/31/2012	1,391,708	28.99	to	10.63	40,729,279	4.04	1.25	to	2.50	23.70	to	22.18
TA Clarion Global Real Estate Securities Service Class
12/31/2016	19,305	26.10	to	24.23	493,658	1.44	1.25	to	1.80	(0.82)	to	(1.35)
12/31/2015	21,552	26.31	to	24.56	556,162	4.03	1.25	to	1.80	(2.10)	to	(2.62)
12/31/2014	21,062	26.88	to	25.22	556,263	1.30	1.25	to	1.80	11.90	to	11.29
12/31/2013	27,501	24.02	to	22.66	649,742	5.05	1.25	to	1.80	2.43	to	1.87
12/31/2012	29,071	23.45	to	22.25	670,602	3.28	1.25	to	1.80	23.43	to	22.76
TA International Moderate Growth Initial Class
12/31/2016	294,251	10.61	to	10.13	3,071,889	2.08	1.25	to	2.50	(0.03)	to	(1.24)
12/31/2015	357,260	10.61	to	10.26	3,738,784	1.76	1.25	to	2.50	(2.86)	to	(4.04)
12/31/2014	438,093	10.92	to	10.69	4,722,642	2.22	1.25	to	2.50	(1.70)	to	(2.90)
12/31/2013	520,832	11.11	to	11.01	5,719,241	2.00	1.25	to	2.50	11.33	to	9.97
12/31/2012	621,741	9.98	to	10.01	6,141,627	3.00	1.25	to	2.50	11.41	to	10.04

43

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA International Moderate Growth Service Class
12/31/2016	2,341	$10.33	to	$9.75	$23,682	1.88%	1.25%	to	1.80%	(0.17)%	to	(0.71)%
12/31/2015	3,671	10.35	to	9.82	36,813	1.85	1.25	to	1.80	(3.10)	to	(3.62)
12/31/2014	2,219	10.68	to	10.19	23,257	2.50	1.25	to	1.80	(2.01)	to	(2.54)
12/31/2013	1,061	10.90	to	10.46	11,268	1.68	1.25	to	1.80	11.08	to	10.48
12/31/2012	1,236	9.82	to	9.47	11,924	2.37	1.25	to	1.80	11.09	to	10.48
TA Janus Balanced Service Class
12/31/2016	2,468,867	1.25	to	1.20	3,068,250	1.03	1.25	to	2.50	2.84	to	1.59
12/31/2015	2,420,829	1.22	to	1.19	2,928,473	0.79	1.25	to	2.50	(1.11)	to	(1.50)
12/31/2014	2,301,482	1.23	to	1.21	2,817,566	0.66	1.25	to	1.65	6.50	to	6.08
12/31/2013	2,052,294	1.16	to	1.14	2,361,354	0.72	1.25	to	1.65	17.55	to	17.09
12/31/2012	1,245,918	0.98	to	0.97	1,219,947	—	1.25	to	1.65	11.10	to	10.66
TA Janus Mid-Cap Growth Initial Class
12/31/2016	2,102,514	61.17	to	11.56	97,100,650	—	1.25	to	2.65	(3.25)	to	(4.57)
12/31/2015	2,363,832	63.23	to	12.12	112,766,072	—	1.25	to	2.65	(6.20)	to	(7.48)
12/31/2014	2,760,647	67.41	to	13.10	136,684,206	—	1.25	to	2.65	(1.22)	to	(2.57)
12/31/2013	3,243,706	68.24	to	13.44	161,684,213	0.80	1.25	to	2.65	37.42	to	35.55
12/31/2012	3,659,881	49.66	to	8.88	132,673,373	—	1.25	to	2.65	7.73	to	6.41
TA Janus Mid-Cap Growth Service Class
12/31/2016	23,590	23.17	to	21.51	537,762	—	1.25	to	1.80	(3.51)	to	(4.03)
12/31/2015	27,298	24.02	to	22.42	645,880	—	1.25	to	1.80	(6.43)	to	(6.94)
12/31/2014	29,472	25.67	to	24.09	746,524	—	1.25	to	1.80	(1.49)	to	(2.03)
12/31/2013	36,512	26.06	to	24.58	940,833	0.59	1.25	to	1.80	37.11	to	36.37
12/31/2012	42,059	19.00	to	18.03	790,694	—	1.25	to	1.80	7.43	to	6.84
TA Jennison Growth Initial Class
12/31/2016	1,144,044	18.67	to	18.87	21,142,255	—	1.25	to	2.65	(2.86)	to	(4.18)
12/31/2015	1,619,896	19.22	to	19.69	30,864,413	—	1.25	to	2.65	10.03	to	8.69
12/31/2014	1,467,604	17.46	to	14.72	25,459,202	—	1.25	to	2.50	8.60	to	7.28
12/31/2013	1,453,202	16.08	to	13.72	23,256,257	0.27	1.25	to	2.50	36.00	to	34.35
12/31/2012	1,455,231	11.82	to	10.21	17,153,023	0.07	1.25	to	2.50	14.33	to	12.93
TA Jennison Growth Service Class
12/31/2016	11,164	18.37	to	17.72	201,491	—	1.25	to	1.80	(3.11)	to	(3.63)
12/31/2015	11,017	18.96	to	18.38	206,358	—	1.25	to	1.80	9.74	to	9.15
12/31/2014	7,706	17.28	to	16.84	131,088	—	1.25	to	1.80	8.43	to	7.85
12/31/2013	9,374	15.93	to	15.62	147,693	0.06	1.25	to	1.80	35.60	to	34.87
12/31/2012	12,738	11.75	to	11.58	148,677	—	1.25	to	1.80	13.98	to	13.36
TA JPMorgan Core Bond Initial Class
12/31/2016	1,414,510	40.20	to	10.34	39,394,427	2.14	1.25	to	2.65	1.13	to	(0.24)
12/31/2015	1,445,997	39.75	to	10.37	40,527,063	1.96	1.25	to	2.65	(0.63)	to	(1.84)
12/31/2014	1,782,473	40.00	to	10.27	49,682,728	1.98	1.25	to	2.50	4.03	to	2.76
12/31/2013	1,885,514	38.46	to	9.99	51,204,334	2.98	1.25	to	2.50	(3.05)	to	(4.24)
12/31/2012	2,675,728	39.67	to	10.43	74,252,610	2.67	1.25	to	2.50	3.68	to	2.41
TA JPMorgan Core Bond Service Class
12/31/2016	29,693	14.86	to	13.79	428,217	1.77	1.25	to	1.80	0.80	to	0.26
12/31/2015	30,296	14.74	to	13.76	434,627	1.68	1.25	to	1.80	(0.90)	to	(1.44)
12/31/2014	40,033	14.88	to	13.96	580,096	1.71	1.25	to	1.80	3.80	to	3.24
12/31/2013	52,782	14.33	to	13.52	739,128	2.57	1.25	to	1.80	(3.34)	to	(3.86)
12/31/2012	64,088	14.82	to	14.06	932,091	2.38	1.25	to	1.80	3.45	to	2.89
TA JPMorgan Enhanced Index Initial Class
12/31/2016	816,184	22.40	to	16.45	17,602,725	0.42	1.25	to	2.50	9.98	to	8.64
12/31/2015	969,934	20.37	to	15.14	19,127,259	0.88	1.25	to	2.50	(1.31)	to	(2.51)
12/31/2014	1,059,970	20.64	to	15.53	21,243,152	0.81	1.25	to	2.50	12.78	to	11.40
12/31/2013	1,039,321	18.30	to	13.94	18,549,536	0.68	1.25	to	2.50	30.88	to	29.29
12/31/2012	947,448	13.98	to	13.37	12,952,885	1.13	1.25	to	2.50	14.91	to	13.50

44

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA JPMorgan Enhanced Index Service Class
12/31/2016	5,298	$25.59	to	$23.76	$134,748	0.17%	1.25%	to	1.80%	9.75%	to	9.16%
12/31/2015	7,554	23.32	to	21.76	171,937	0.81	1.25	to	1.80	(1.58)	to	(2.12)
12/31/2014	7,255	23.69	to	22.23	167,976	0.73	1.25	to	1.80	12.56	to	11.95
12/31/2013	6,904	21.05	to	19.86	141,677	0.50	1.25	to	1.80	30.50	to	29.80
12/31/2012	7,904	16.13	to	15.30	124,280	0.92	1.25	to	1.80	14.65	to	14.03
TA JPMorgan Mid Cap Value Initial Class
12/31/2016	442,975	35.07	to	31.17	15,150,810	2.09	1.25	to	2.50	13.18	to	11.81
12/31/2015	490,634	30.99	to	27.88	14,839,661	0.84	1.25	to	2.50	(3.94)	to	(5.11)
12/31/2014	591,086	32.25	to	29.38	18,611,835	0.71	1.25	to	2.50	13.86	to	13.25
12/31/2013	668,186	28.33	to	26.04	18,503,879	0.48	1.25	to	1.80	30.19	to	29.49
12/31/2012	777,997	21.76	to	20.11	16,561,039	0.74	1.25	to	1.80	19.03	to	18.38
TA JPMorgan Mid Cap Value Service Class
12/31/2016	5,447	33.88	to	31.45	183,899	1.90	1.25	to	1.80	12.87	to	12.26
12/31/2015	5,569	30.01	to	28.01	166,628	0.68	1.25	to	1.80	(4.14)	to	(4.66)
12/31/2014	6,246	31.31	to	29.38	194,725	0.54	1.25	to	1.80	13.57	to	12.95
12/31/2013	7,721	27.57	to	26.01	211,669	0.35	1.25	to	1.80	29.84	to	29.14
12/31/2012	9,755	21.23	to	20.14	205,531	0.62	1.25	to	1.80	18.74	to	18.10
TA JPMorgan Tactical Allocation Initial Class
12/31/2016	1,179,049	36.03	to	10.55	37,737,402	1.37	1.25	to	2.65	3.17	to	1.77
12/31/2015	1,332,653	34.92	to	10.36	41,651,399	1.26	1.25	to	2.65	(1.34)	to	(2.69)
12/31/2014	1,566,803	35.40	to	10.65	49,748,703	1.10	1.25	to	2.65	5.21	to	3.78
12/31/2013	1,739,859	33.64	to	10.26	52,793,713	1.10	1.25	to	2.65	4.21	to	2.79
12/31/2012	1,979,121	32.28	to	10.54	58,147,819	0.60	1.25	to	2.65	6.38	to	5.08
TA JPMorgan Tactical Allocation Service Class
12/31/2016	31,484	15.08	to	14.00	469,672	1.12	1.25	to	1.80	2.91	to	2.35
12/31/2015	33,093	14.65	to	13.67	480,000	0.92	1.25	to	1.80	(1.63)	to	(2.16)
12/31/2014	35,155	14.89	to	13.98	513,824	0.92	1.25	to	1.80	4.97	to	4.40
12/31/2013	44,276	14.19	to	13.39	619,713	0.90	1.25	to	1.80	3.99	to	3.43
12/31/2012	58,791	13.64	to	12.94	792,477	0.51	1.25	to	1.80	6.13	to	5.56
TA Managed Risk - Balanced ETF Service Class
12/31/2016	427,520	12.49	to	11.71	5,238,736	1.66	1.25	to	2.50	2.48	to	1.23
12/31/2015	427,618	12.19	to	11.57	5,122,140	1.53	1.25	to	2.50	(2.98)	to	(4.17)
12/31/2014	408,320	12.57	to	12.07	5,066,250	0.96	1.25	to	2.50	3.26	to	2.70
12/31/2013	247,587	12.17	to	11.80	2,984,806	1.10	1.25	to	1.80	10.06	to	9.46
12/31/2012	90,824	11.06	to	10.78	996,682	1.32	1.25	to	1.80	7.05	to	6.47
TA Managed Risk - Growth ETF Service Class
12/31/2016	379,400	12.53	to	11.96	4,678,318	1.60	1.25	to	1.80	3.38	to	2.82
12/31/2015	401,376	12.12	to	11.63	4,796,510	1.46	1.25	to	1.80	(4.71)	to	(5.22)
12/31/2014	468,020	12.72	to	12.27	5,892,310	1.07	1.25	to	1.80	2.69	to	2.13
12/31/2013	331,314	12.39	to	12.01	4,073,188	1.14	1.25	to	1.80	17.31	to	16.68
12/31/2012	260,119	10.56	to	10.30	2,728,447	1.61	1.25	to	1.80	10.17	to	9.57
TA MFS International Equity Initial Class
12/31/2016	2,397,198	15.39	to	10.11	34,115,617	1.49	1.25	to	2.65	(1.15)	to	(2.50)
12/31/2015	2,643,779	15.57	to	10.37	38,180,904	1.55	1.25	to	2.65	(1.16)	to	(2.51)
12/31/2014	3,028,313	15.75	to	10.63	44,194,207	0.95	1.25	to	2.65	(6.34)	to	(7.62)
12/31/2013	3,191,584	16.82	to	11.51	49,816,608	1.14	1.25	to	2.65	16.63	to	15.04
12/31/2012	3,372,887	14.42	to	10.60	45,270,898	1.64	1.25	to	2.65	20.64	to	19.16
TA MFS International Equity Service Class
12/31/2016	17,719	21.06	to	19.55	363,728	1.35	1.25	to	1.80	(1.36)	to	(1.89)
12/31/2015	17,987	21.35	to	19.93	376,671	1.55	1.25	to	1.80	(1.47)	to	(2.01)
12/31/2014	15,472	21.67	to	20.33	329,049	0.85	1.25	to	1.80	(6.58)	to	(7.08)
12/31/2013	13,880	23.20	to	21.88	317,495	0.99	1.25	to	1.80	16.31	to	15.69
12/31/2012	15,029	19.94	to	18.92	295,228	1.40	1.25	to	1.80	20.36	to	19.71

45

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Morgan Stanley Capital Growth Initial Class
12/31/2016	1,094,613	$30.05	to	$28.42	$31,225,617	—%	1.25%	to	2.65%	(3.47)%	to	(4.78)%
12/31/2015	1,331,309	31.13	to	29.84	39,550,470	—	1.25	to	2.65	10.41	to	8.90
12/31/2014	1,406,536	28.20	to	27.40	38,029,673	—	1.25	to	2.65	4.70	to	3.42
12/31/2013	1,497,988	26.93	to	18.81	38,987,398	0.67	1.25	to	2.50	46.42	to	44.64
12/31/2012	1,626,481	18.39	to	13.00	28,989,447	—	1.25	to	2.50	14.11	to	12.72
TA Morgan Stanley Capital Growth Service Class
12/31/2016	4,057	27.80	to	25.81	110,701	—	1.25	to	1.80	(3.70)	to	(4.22)
12/31/2015	4,809	28.87	to	26.94	136,600	—	1.25	to	1.80	10.07	to	9.48
12/31/2014	4,596	26.23	to	24.61	118,502	—	1.25	to	1.80	4.48	to	3.92
12/31/2013	5,033	25.10	to	23.68	124,669	0.58	1.25	to	1.80	46.06	to	45.27
12/31/2012	7,444	17.18	to	16.30	125,452	—	1.25	to	1.80	13.77	to	13.16
TA Multi-Managed Balanced Initial Class
12/31/2016	4,869,178	23.52	to	12.65	112,466,066	0.96	1.25	to	2.65	6.55	to	5.10
12/31/2015	5,315,773	22.07	to	12.04	115,378,765	1.32	1.25	to	2.65	(1.02)	to	(2.37)
12/31/2014	6,219,415	22.30	to	12.33	136,490,440	1.38	1.25	to	2.65	9.44	to	7.95
12/31/2013	6,647,491	20.38	to	11.42	133,516,725	1.59	1.25	to	2.65	16.64	to	15.04
12/31/2012	7,097,300	17.47	to	12.06	122,472,335	1.62	1.25	to	2.65	11.17	to	9.81
TA Multi-Managed Balanced Service Class
12/31/2016	29,104	23.67	to	21.98	681,273	0.86	1.25	to	1.80	6.31	to	5.74
12/31/2015	30,154	22.27	to	20.78	664,276	1.17	1.25	to	1.80	(1.30)	to	(1.83)
12/31/2014	33,234	22.56	to	21.17	742,615	1.21	1.25	to	1.80	9.13	to	8.54
12/31/2013	32,484	20.67	to	19.50	666,807	1.56	1.25	to	1.80	16.30	to	15.67
12/31/2012	31,426	0.93	to	0.91	553,430	1.48	1.25	to	1.80	11.00	to	10.40
TA PIMCO Tactical—Balanced Service Class
12/31/2016	1,133,290	1.09	to	1.04	1,230,060	0.27	1.25	to	2.50	4.08	to	2.82
12/31/2015	1,362,009	1.05	to	1.01	1,421,087	—	1.25	to	2.50	(3.75)	to	(4.92)
12/31/2014	1,724,786	1.09	to	1.06	1,871,627	1.12	1.25	to	2.50	6.50	to	6.08
12/31/2013	2,502,314	1.02	to	1.01	2,548,154	0.60	1.25	to	1.65	10.47	to	10.03
12/31/2012	2,046,369	1.67	to	1.49	1,889,653	1.58	0.55	to	1.60	(0.27)	to	(0.66)
TA PIMCO Tactical—Conservative Service Class
12/31/2016	873,047	1.04	to	10.79	914,327	0.38	1.25	to	2.35	3.69	to	2.57
12/31/2015	802,756	1.01	to	10.52	812,699	0.26	1.25	to	2.35	(3.29)	to	(4.33)
12/31/2014	1,019,904	1.04	to	10.99	1,066,093	1.24	1.25	to	2.35	7.38	to	6.23
12/31/2013	976,114	0.97	to	0.95	953,805	0.46	1.25	to	2.35	6.82	to	6.40
12/31/2012	2,044,825	0.91	to	0.90	1,840,876	1.15	1.25	to	1.65	0.26	to	(0.13)
TA PIMCO Tactical—Growth Service Class
12/31/2016	466,968	1.04	to	10.93	535,650	—	1.25	to	2.50	3.58	to	2.32
12/31/2015	534,302	1.01	to	10.68	590,984	—	1.25	to	2.50	(4.65)	to	(5.81)
12/31/2014	611,402	1.05	to	11.34	705,813	1.72	1.25	to	2.50	5.08	to	3.80
12/31/2013	534,963	1.00	to	0.99	602,496	0.64	1.25	to	2.50	15.36	to	14.91
12/31/2012	576,973	0.87	to	0.86	500,498	0.49	1.25	to	1.65	(0.56)	to	(0.95)
TA PIMCO Total Return Initial Class
12/31/2016	2,476,883	16.43	to	10.41	39,071,390	2.28	1.25	to	2.65	1.45	to	0.07
12/31/2015	2,723,471	16.19	to	10.40	42,614,585	2.52	1.25	to	2.65	(0.55)	to	(1.77)
12/31/2014	2,670,860	16.28	to	10.21	42,167,859	1.81	1.25	to	2.50	3.38	to	2.12
12/31/2013	3,516,503	15.75	to	9.99	53,907,441	2.00	1.25	to	2.50	(3.75)	to	(4.92)
12/31/2012	4,771,257	16.36	to	10.51	76,559,232	4.14	1.25	to	2.50	6.22	to	4.91
TA PIMCO Total Return Service Class
12/31/2016	19,139	14.77	to	13.71	275,511	1.95	1.25	to	1.80	1.21	to	0.67
12/31/2015	29,529	14.59	to	13.62	422,137	2.60	1.25	to	1.80	(0.72)	to	(1.26)
12/31/2014	33,023	14.69	to	13.79	476,686	1.50	1.25	to	1.80	3.05	to	2.49
12/31/2013	68,847	14.26	to	13.45	953,971	1.73	1.25	to	1.80	(3.97)	to	(4.48)
12/31/2012	67,702	14.85	to	14.09	984,685	3.77	1.25	to	1.80	5.99	to	5.42

46

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA QS Investors Active Asset Allocation—Conservative Service Class
12/31/2016	68,619	$11.22	to	$11.00	$761,346	1.25%	1.25%	to	1.65%	1.38%	to	0.99%
12/31/2015	78,597	11.06	to	10.89	862,222	0.80	1.25	to	1.65	(3.57)	to	(3.95)
12/31/2014	93,584	11.47	to	11.33	1,067,909	1.06	1.25	to	1.65	2.33	to	1.92
12/31/2013	78,562	11.21	to	11.12	877,291	0.98	1.25	to	1.65	5.75	to	5.33
12/31/2012	63,837	10.60	to	10.56	675,356	0.41	1.25	to	1.65	5.46	to	5.04
TA QS Investors Active Asset Allocation—Moderate Growth Service Class
12/31/2016	125,623	11.82	to	11.46	1,475,496	1.21	1.25	to	2.50	0.71	to	(0.51)
12/31/2015	206,436	11.73	to	11.52	2,409,312	0.96	1.25	to	2.50	(7.69)	to	(8.05)
12/31/2014	240,595	12.71	to	12.56	3,046,294	0.77	1.25	to	1.65	1.95	to	1.55
12/31/2013	174,342	12.47	to	12.36	2,168,364	0.83	1.25	to	1.65	15.07	to	14.62
12/31/2012	219,454	10.83	to	10.79	2,374,346	0.65	1.25	to	1.65	9.58	to	9.14
TA Small/Mid Cap Value Initial Class
12/31/2016	2,659,878	33.54	to	33.21	88,019,316	0.78	1.25	to	2.65	19.63	to	18.01
12/31/2015	2,891,947	28.04	to	28.14	80,029,700	0.96	1.25	to	2.65	(3.72)	to	(5.03)
12/31/2014	3,691,618	29.12	to	29.64	106,675,827	0.77	1.25	to	2.65	3.93	to	2.66
12/31/2013	4,244,695	28.02	to	15.59	118,482,489	0.48	1.25	to	2.50	34.64	to	32.99
12/31/2012	1,269,880	20.81	to	11.72	26,513,383	0.49	1.25	to	2.50	14.94	to	13.53
TA Small/Mid Cap Value Service Class
12/31/2016	46,590	33.78	to	31.53	1,549,998	0.54	1.25	to	1.80	19.32	to	18.68
12/31/2015	54,729	28.31	to	26.57	1,526,343	0.79	1.25	to	1.80	(3.93)	to	(4.45)
12/31/2014	64,027	29.47	to	27.81	1,855,677	0.61	1.25	to	1.80	3.64	to	3.08
12/31/2013	69,429	28.44	to	26.98	1,946,979	0.34	1.25	to	1.80	34.36	to	33.63
12/31/2012	30,201	21.17	to	20.19	632,490	0.27	1.25	to	1.80	14.60	to	13.98
TA T. Rowe Price Small Cap Initial Class
12/31/2016	1,179,221	31.76	to	30.03	33,811,998	—	1.25	to	2.65	9.85	to	8.36
12/31/2015	1,318,039	28.91	to	27.71	34,501,014	—	1.25	to	2.65	1.17	to	(0.21)
12/31/2014	1,473,069	28.58	to	27.77	38,260,750	—	1.25	to	2.65	5.23	to	3.95
12/31/2013	1,622,505	27.15	to	14.14	40,342,222	0.07	1.25	to	2.50	42.29	to	40.56
12/31/2012	1,628,436	19.08	to	10.55	28,527,518	—	1.25	to	2.50	14.26	to	12.86
TA T. Rowe Price Small Cap Service Class
12/31/2016	9,249	37.23	to	34.56	335,165	—	1.25	to	1.80	9.64	to	9.04
12/31/2015	9,652	33.96	to	31.70	320,094	—	1.25	to	1.80	0.89	to	0.35
12/31/2014	9,991	33.66	to	31.59	329,856	—	1.25	to	1.80	4.93	to	4.37
12/31/2013	15,741	32.08	to	30.26	496,818	—	1.25	to	1.80	41.92	to	41.16
12/31/2012	14,361	22.60	to	21.44	319,628	—	1.25	to	1.80	13.98	to	13.36
TA Torray Concentrated Growth Initial Class
12/31/2016	642,447	25.32	to	13.86	15,963,419	0.47	1.25	to	2.50	5.42	to	4.14
12/31/2015	809,416	24.01	to	13.30	19,109,725	0.53	1.25	to	2.50	(2.79)	to	(3.97)
12/31/2014	916,728	24.70	to	13.85	22,312,834	0.89	1.25	to	2.50	8.64	to	7.31
12/31/2013	1,125,187	22.74	to	12.91	25,323,411	0.96	1.25	to	2.50	31.46	to	29.86
12/31/2012	1,031,060	17.30	to	11.34	17,688,627	0.86	1.25	to	2.50	15.68	to	14.26
TA Torray Concentrated Growth Service Class
12/31/2016	3,590	24.84	to	23.83	87,996	0.13	1.25	to	1.80	5.17	to	4.60
12/31/2015	4,111	23.62	to	22.78	96,025	0.31	1.25	to	1.80	(3.05)	to	(3.57)
12/31/2014	4,984	24.36	to	23.63	120,252	0.69	1.25	to	1.80	8.39	to	7.81
12/31/2013	7,049	22.48	to	21.92	157,325	0.81	1.25	to	1.80	31.17	to	30.46
12/31/2012	6,800	17.14	to	16.80	116,062	0.62	1.25	to	1.80	15.38	to	14.75
TA WMC US Growth Initial Class
12/31/2016	14,994,920	23.17	to	22.00	342,544,499	0.40	1.25	to	2.65	1.54	to	0.16
12/31/2015	16,722,509	22.82	to	21.97	376,658,725	0.72	1.25	to	2.65	5.53	to	4.09
12/31/2014	19,225,881	21.62	to	21.11	410,777,857	0.88	1.25	to	2.65	9.73	to	8.39
12/31/2013	21,566,331	19.70	to	13.23	420,426,576	1.03	1.25	to	2.50	30.83	to	29.24
12/31/2012	24,263,455	15.06	to	11.25	361,912,975	0.31	1.25	to	2.50	11.76	to	10.39

47

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA WMC US Growth Service Class
12/31/2016	60,231	$24.73	to	$22.96	$1,466,115	0.18%	1.25%	to	1.80%	1.28%	to	0.73%
12/31/2015	62,855	24.42	to	22.79	1,512,969	0.52	1.25	to	1.80	5.29	to	4.73
12/31/2014	70,635	23.19	to	21.76	1,617,683	0.66	1.25	to	1.80	9.46	to	8.87
12/31/2013	84,682	21.19	to	19.99	1,776,148	0.78	1.25	to	1.80	30.50	to	29.80
12/31/2012	105,091	16.23	to	15.40	1,690,925	0.11	1.25	to	1.80	11.46	to	10.86

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

48

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

6. Administrative and Mortality and Expense Risk Charges

TPLIC deducts a daily administrative charge equal to an annual rate ranging from 0% to .40% of the daily net assets value of each subaccount for administrative expenses. TPLIC deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from .85% to 2.25% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TPLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).    The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

49

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TPLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TPLIC and indirect wholly owned subsidiaries of AEGON N.V.. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

50

PART C	OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

	(1)	(a)	Resolution of the Board of Directors establishing the WRL Series Annuity Account. Note 1

		(b)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company re-domesticating WRL Series Annuity Account. Note 16

		(c)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving
Plan of Merger with Western Reserve Life Assurance Co. of Ohio. Note 16

		(d)	Resolution of Board of Directors of Western Reserve Life Assurance Co. of Ohio Approving Plan
of Merger with Transamerica Premier Life Insurance Company. Note 16

	(2)		Not Applicable.

	(3)	(a)	Amended and Restated Principal Underwriting Agreement - Monumental Life Insurance Company
and Transamerica Capital, Inc. Note 2

		(b)	Amendment to Amended and Restated Principal Underwriting Agreement. Note 16

		(c)	Form of Broker/Dealer Life Insurance Company Product Sales Agreement by and between TCI
Securities Corporation and the Broker/Dealer. Note 3

	(4)	(a)	Form of Contract. Note 1

		(b)	Endorsements (END000094, EA122, EN00101, END000102, 88.07.90 and EA121). Note 1

		(c)	Enhanced Death Benefit Endorsement (EA128). Note 4

		(d)	Guaranteed Minimum Income Benefit Rider (GIB02). Note 5

		(e)	Additional Earnings Rider (AER01). Note 5

		(f)	Additional Earnings Rider (AER02). Note 6

		(g)	Split Contract Endorsement (EA141). Note 6

		(h)	Guaranteed Minimum Death Benefit Endorsements
(i) (EA139A, EA139B). Note 5
(ii) (EA143). Note 7
(iii) (EA145). Note 6

	(5)	(a)	Form of Application. Note 8

	(6)	(a)	Restated Articles of Incorporation and Articles of Re-domestication of Transamerica Premier Life
Insurance Company. Note 16

	(b)	Amended and Restated By-Laws Transamerica Premier Life Insurance Company. Note 16

(7)		Reinsurance Agreement (TIRe). Note 9

	(a)	Assignment, Transfer, And Novation. Note 20

	(b)	First Amended and Restated Reinsurance Agreement. Note 20

(8)	(a)	Participation Agreement (Access One and ProFunds). Note 10

	(a)(1)	Amendment No. 1 to Participation Agreement (Access One and ProFunds). Note 16

	(a)(2)	Amendment No. 2 to Participation Agreement (Access One and ProFunds). Note 11

	(a)(3)	Amendment to Agreements (Confidential Information Access One and ProFunds). Note 12

	(a)(4)	Amendment No. 6 to Participation Agreement (Access One and ProFunds). Note 13

(8)	(b)	Participation Agreement (Fidelity). Note 14

	(b)(1)	Amendment No. 4 to Participation Agreement (Fidelity). Note 17

	(b)(2)	Amendment No. 5 to Agreement (Fidelity). Note 2

	(b)(3)	Amendment No. 6 to Agreement (Fidelity). Note 18

	(b)(4)	Amendment No. 7 to Agreement (Fidelity). Note 19

(8)	(c)	Participation Agreement (TST). Note 15

	(c)(1)	Amendment No. 1 to Participation Agreement (TST). Note 13

	(c)(2)	Amended Schedule A 07-01-14 to Participation Agreement (TST). Note 16

	(c)(3)	Amendment No. 2 to Participation Agreement (TST). Note 19

	(c)(4)	Schedule A Revision 5-1-2015 (TST). Note 19

	(c)(5)	Schedule A Revision 7-1-2015 (TST). Note 20

	(c)(6)	Schedule A Revision 12-18-2015 (TST). Note 20

	(c)(7)	Schedule A Revision 3-21-2016 (TST). Note 20

	(c)(8)	Schedule A Revision 5-1-2016 (TST). Note 20

	(c)(9)	Schedule A Revision 12-16-2016 (TST) Note 21

	(c)(10)	Schedule A Revision 5-1-2017 (TST) Note 22

(9)		Opinion of Counsel. Note 22

(10)		Consent of Independent Registered Public Accounting Firm. Note 22

(11)		Not applicable.

(12)		Not applicable.

(13)		Powers of Attorney. Blake S. Bostwick, David Schulz, Eric J. Martin, Mark W. Mullin, Jay Orlandi, C. Michiel van Katwijk. Note 22

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-49556) filed on April 20, 1998.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 3.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-185574) filed on December 20, 2012.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-24959) filed on April 22, 1999.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2002.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-93169) filed on April 14, 2003.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 33-49556) filed on April 17, 2003.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-49556) filed on April 23, 2002.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 33-24856) filed on April 27, 2009.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) filed on February 13, 2007.

Note 11.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) filed on October 23, 2007.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 333-108525) filed on April 22, 2013.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (Filed No. 333-108525) dated August 16, 2013.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 033-80958) filed on April 27, 2005.

Note 15.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013.

Note 16.	Filed with. Initial Filing to Form N-4 Registration Statement (File No. 333-199053) Filed on October 1, 2014.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-146323) Filed on April 29, 2008.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) Filed on April 30, 2014.

Note 19.	Filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-199053) Filed on April 28, 2015.

Note 20.	Filed with Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-199053) filed on April 26, 2016.

Note 21.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-215598) filed on January 18, 2017.

Note 22.	Filed herewith

Item 25. Directors and Officers of the Depositor (Transamerica Premier Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499-0001	Controller, Senior Vice President and Assistant Treasurer

Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board

Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Secretary and General Counsel

David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Chief Financial Officer and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2016, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-

Sole Member: Aegon Community Investments 50, LLC (managing member)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Sole Member: Aegon Community Investments 51, LLC	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (84.3972%) ; Transamerica Premier Life Insurance Company (15.6028%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non-AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware	Sole Member: Garnet Community Investments XLVIII, LLC	Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: Transamerica Life Insurance Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: Investors Warranty of America, LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer-related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding, LLC	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc.(50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL-MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: Investors Warranty of America, LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4%); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - Transamerica Corporation. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, LLC	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Commonwealth General Corporation	Performs services required for structured settlements

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (71.6%~~)~~; Transamerica Premier Life Insurance Company (16.8%); Transamerica Financial Life Insurance Company (9.3%); Firebird Re Corp. (1.7%); Transamerica Advisors Life Insurance Company (0.7%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contract Owners

As of March 31, 2017, there were 6,116 Owners of the Contracts.

Item 28. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director and Vice President

David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board

Mike Curran	(3)	Chief Compliance Officer

Amy E. Angle	(2)	Secretary

Vincent J. Toner	(3)	Vice President

John Koehler	(3)	Vice President

Alison Ryan	(4)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202
(4)	1150 S. Olive St., Los Angeles, CA 90015

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$1,149,826	0	0	0

(1)	Fiscal Year 2016

Item 30.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Premier Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.  Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.  Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d)	Transamerica Premier Life Insurance Company hereby represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Premier Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 27th day of April, 2017.

WRL SERIES ANNUITY ACCOUNT

TRANSAMERICA PREMIER LIFE
INSURANCE COMPANY
Depositor

*
Blake S. Bostwick
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director and President	April 27, 2017

* Eric J. Martin	Controller, Senior Vice President and Assistant Treasurer	April 27, 2017

* Mark W. Mullin	Director and Chairman of the Board	April 27, 2017

* Jay Orlandi	Director, Executive Vice President, Secretary and General Counsel	April 27, 2017

* David Schulz	Director, Senior Vice President and Chief Tax Officer	April 27, 2017

* C. Michiel van Katwijk	Director, Executive Vice President Chief Financial Officer and Treasurer	April 27, 2017

/s/ Alison Ryan Alison Ryan	Assistant Secretary	April 27, 2017

*By: Alison Ryan – Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No. 333-199053

811-05672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

WRL SERIES ANNUITY ACCOUNT

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
8 (c) (10)	Schedule A Revision 5-1-2017 (TST)

(9)	Opinion and Consent of Counsel

(10)	Consent of Independent Registered Public Accounting Firm

(13)	Powers of Attorney

*	Page numbers included only in manually executed original.